As filed with the Securities and Exchange Commission on October 28, 2015

Securities Act of 1933 Registration No. 333-132400

Investment Company Act of 1940 Registration No. 811-21866

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 64 [X]
and/or

REGISTRATION STATEMENT

Under the Investment Company Act Of 1940

                        Amendment No. 67                                                  [X]

HIGHLAND FUNDS I

(Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-972-628-4100

(Name and Address of Agent for Service)	Copies to:

Mr. Ethan Powell c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201	Brian McCabe Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

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It is proposed that this filing will become effective: (check appropriate box)

       immediately upon filing pursuant to paragraph (b); or

  X  on October 31, 2015 pursuant to paragraph (b); or

       60 days after filing pursuant to paragraph (a)(1); or

       on                      pursuant to paragraph (a)(1); or

       75 days after filing pursuant to paragraph (a)(2); or

       on                  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Highland Funds I
Prospectus
October 31, 2015
	Class A	Class C	Class Z
Highland Floating Rate Opportunities Fund	HFRAX	HFRCX	HFRZX
Highland Long/Short Equity Fund	HEOAX	HEOCX	HEOZX
Highland Long/Short Healthcare Fund	HHCAX	HHCCX	HHCZX
Highland Opportunistic Credit Fund	HNRAX	HNRCX	HNRZX

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Not FDIC Insured
May Lose Value
No Bank Guarantee

Highland Floating Rate Opportunities Fund

Investment Objective
The investment objective of Highland Floating Rate Opportunities Fund (“Highland Floating Rate Opportunities Fund” or the “Fund”) is to provide a high level of current income, consistent with preservation of capital.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 58 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 67 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	3.50%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	1.00% [1]	1.00% [2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)3
	Class A	Class C	Class Z
Management fee	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.35%	0.85%	None
Other Expenses	0.37%	0.37%	0.38%
Interest Payments and Commitment Fees on Borrowed Funds	0.04%	0.03%	0.04%
Dividend Expense on Short Sales	0.05%	0.05%	0.05%
Remainder of Other Expenses	0.28%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.38%	1.88%	1.04%
Expense Reimbursement[5]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.39%	1.89%	1.05%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Figures are based on borrowings of 3.04% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal period.
[4]	Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[5]	Highland Capital Management Fund Advisors, L.P. (”HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2016 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds I (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund, pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts. The Adviser recouped $132,612 from the Fund during the fiscal year ended June 30, 2015.
1

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) the Fund has borrowed an average of 3.04% of the Fund’s assets annually. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$487	$773	$1,080	$1,950
Class C
if you do not sell your shares	$192	$592	$1,017	$2,202
if you sold all your shares at the end of the period	$292	$592	$1,017	$2,202
Class Z	$107	$332	$ 575	$1,272
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of floating rate loans and other floating rate investments) at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in floating rate loans and other securities deemed to be floating rate investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types and repurchase agreements with remaining maturities of no more than 60 days. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. The
Adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Adviser will be successful in doing so.
Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.
The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.
The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the Adviser could be subject to allegations of lender liability.
Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.
In addition, the Fund may invest up to 20% of its total assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”).
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Highland Funds I Prospectus
October 31, 2015

The Fund may invest in derivatives and may use derivatives as tools in the management of portfolio assets. The Fund may use derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants, futures and forwards, to hedge various investments for risk management and as a substitute for a direct investment in an asset class or a particular issuer. The Fund may invest in derivative instruments, including for hedging and substitution purposes, to the extent permitted by the 1940 Act.
The Fund may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.
The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.
The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.
The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.
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Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Financial Services Industry Risk is the risk associated with the fact that the Fund’s investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.
Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
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Highland Funds I Prospectus
October 31, 2015

Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited to the time that the interest rates on the Senior Loans in its portfolio are reset.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
Limited Information Risk is the risk associated with the fact that the types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.
Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance.  No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.
Management Risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.
Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.
Non-Payment Risk is the risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.
5

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Ongoing Monitoring Risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.
Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Payment-in-Kind Securities Risk is the risk that the value of payment-in-kind securities (“PIKs”) held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares
Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.
Risk of Substantial Redemptions is the risk that if substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.
Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Senior Loans Risk is the risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The
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Highland Funds I Prospectus
October 31, 2015

secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.
Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Z Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
The Fund is the successor to Highland Floating Rate Advantage Fund, a Delaware statutory trust, a closed-end interval fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund’s Class A, Class C and Class Z Shares provided in the chart and the table is that of the Predecessor Fund for all periods prior to June 13, 2011.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 12.03% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was -33.78% for the quarter ended December 31, 2008. The Fund’s year-to-date total return for Class A Shares through September 30, 2015 was -3.16%.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 1/13/00)
Return Before Taxes	-2.99%	8.16%	1.77%	3.71%
Return After Taxes on Distributions	-4.79%	6.59%	-0.44%	1.27%
Return After Taxes on Distributions and Sale of Fund Shares	-1.69%	5.71%	0.48%	1.86%
Return Before Taxes
Class C (inception 1/13/00)	-0.88%	8.42%	1.62%	3.45%
Class Z (inception 1/13/00)	0.91%	9.34%	2.49%	4.32%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) (inception 1/31/00)	2.06%	5.83%	4.70%	4.82%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax
7

returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
Mark Okada	3 years	Portfolio Manager
Chris Mawn	Less than 1 year	Portfolio Manager
Purchase and Sale of Fund Shares
Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$ 50
The Fund has discontinued selling Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares until such time as those shares are converted to Class A Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds I — Highland Floating Rate Opportunities Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8

Highland Long/Short Equity Fund

Investment Objective
The investment objective of Highland Long/Short Equity Fund (“Highland Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 58 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 67 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.50%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	1.00% [1]	1.00% [2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z
Management fee[3]	2.25%	2.25%	2.25%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.98%	1.03%	1.03%
Interest Payments and Commitment Fees on Borrowed Funds	0.07%	0.07%	0.07%
Dividend Expense on Short Sales	0.49%	0.54%	0.54%
Remainder of Other Expenses	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[4]	3.61%	4.31%	3.31%
Management Fee Waiver[3]	-1.25%	-1.25%	-1.25%
Total Annual Fund Operating Expenses After Management Fee Waiver	2.36%	3.06%	2.06%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. This fee waiver will continue through at least October 31, 2016, and may not be terminated prior to this date without the action of consent of the Fund’s Board of Trustees.
[4]	Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the fee waiver described above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$776	$1,486	$2,216	$4,132
Class C
if you do not sell your shares	$309	$1,194	$2,091	$4,388
if you sold all your shares at the end of the period	$409	$1,194	$2,091	$4,388
Class Z	$209	$ 902	$1,619	$3,519
9

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 414% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) under normal circumstances in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and derivatives on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization and the Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. The Adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Adviser will be successful in doing so.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including options, futures, forwards and swaps (including credit default swaps) as tools in the management of portfolio assets. The Fund may use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. In addition, the Fund may seek additional income by making secured loans of its portfolio securities.
The Fund’s investment strategy utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.
In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spinoff of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services. The Adviser seeks to invest in the common equity of companies that the Adviser believes are trading below their intrinsic value. To do so, the Adviser will typically perform fundamental investment analysis, which may involve comparing the value of the company’s common equity to that of its: (a) historical and/or expected cash flows; (b) historical and/or expected growth rates; (c) historical and/or expected strategic positioning; and (d) historical and/or current valuation on an absolute basis or relative to its industry, the overall market and/or historical valuation levels. The Adviser may purchase securities of a company that the Adviser believes: (i) is undervalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has assets not fully valued by the marketplace; (iii) is experiencing strong underlying secular growth trends or strong visibility into growth prospects; (iv) has earnings estimates that the Adviser believes are too low or has the
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Highland Funds I Prospectus
October 31, 2015

potential for long-term earnings growth; (v) has strong competitive barriers to entry; (vi) is experiencing strong business fundamentals; (vii) has a strong management team; (viii) will see increased multiple expansion or will benefit from sustainable economic dynamics; and/or (ix) may be subject to an identifiable catalyst that the Adviser believes will unlock value. The Adviser will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.
The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates that the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.
The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry and company contacts, consultants, company press releases, company conference calls, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, and news services. The Adviser will make investment decisions based on its analysis of a security’s value, and will also take into account its view of macroeconomic conditions and industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the expected tax consequences of the investment (short or long term capital gains).
Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.
The Fund is a non-diversified fund as defined in the 1940 Act but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives
11

not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.
Management Risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
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Highland Funds I Prospectus
October 31, 2015

Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund experienced a high portfolio turnover rate.
Risk of Substantial Redemptions is the risk that if substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.
Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If
13

sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Z Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 10.42% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was -5.59% for the quarter ended September 30, 2008. The Fund’s year-to-date total return for Class A Shares through September 30, 2015 was -1.54%.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	Since Inception
Class A (inception 12/5/06)
Return Before Taxes	-5.67%	3.86%	4.13%
Return After Taxes on Distributions	-7.26%	2.45%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares	-3.17%	2.39%	2.80%
Return Before Taxes
Class C (inception 12/5/06)	-1.75%	4.45%	4.25%
Class Z (inception 12/5/06)	0.14%	5.40%	5.21%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (inception 12/5/06)	13.69%	15.45%	7.08%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
Jonathan Lamensdorf	7 years	Portfolio Manager
Michael McLochlin	Less than 1 year	Portfolio Manager
Purchase and Sale of Fund Shares
Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$ 50
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds I — Highland Long/Short Equity Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
14

Highland Funds I Prospectus
October 31, 2015

•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
15

Highland Long/Short Healthcare Fund

Investment Objective
The investment objective of Highland Long/Short Healthcare Fund (“Highland Long/Short Healthcare Fund” or the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 58 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 67 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.50%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	1.00% [1]	1.00% [2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z
Management fee	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	1.20%	1.29%	1.41%
Interest Payments and Commitment Fees on Borrowed Funds	0.00%	0.01%	0.01%
Dividend Expense on Short Sales	0.77%	0.84%	0.96%
Remainder of Other Expenses	0.43%	0.44%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	2.56%	3.30%	2.42%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$795	$1,303	$1,836	$3,286
Class C
if you do not sell your shares	$333	$1,015	$1,722	$3,594
if you sold all your shares at the end of the period	$433	$1,015	$1,722	$3,594
Class Z	$245	$ 754	$1,290	$2,756
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 409% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in securities of companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. These healthcare companies may also include investment companies, including exchange traded funds (“ETFs”) that invest in healthcare companies. The Fund considers a company “principally engaged” in the healthcare industry if (i) it derives at least 50% of its revenues or profits from goods produced or sold,
16

Highland Funds I Prospectus
October 31, 2015

investments made or services performed in the healthcare industry, or (ii) at least 50% of its assets are devoted to such activities. The Fund generally will take long and short positions in securities of healthcare companies and Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors.
Although the Fund intends to invest primarily in common stocks of healthcare companies, it may also invest in preferred stocks, warrants, convertible securities, debt securities and other securities issued by such companies. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, issued by non-healthcare companies. The Fund may invest in securities of issuers of any market capitalization.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures, forwards, swaps (including credit default swaps), options and foreign currency transactions, as tools in the management of portfolio assets. The Fund may also use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes. The Fund may seek additional income by making secured loans on its portfolio securities.
The Fund’s investment strategy utilizes a variety of methods to evaluate long and short securities of healthcare companies of varying market capitalizations and seeks to identify those securities that the Adviser believes have the greatest potential for capital appreciation. The Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.
In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of demand for an issuer’s products or an issuer’s increased focus on productivity or enhancement of services.
The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.
The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. The Adviser will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and healthcare industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).
Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser may seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily through the use of options and other derivatives.
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The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Healthcare Companies Risk is the risk that because the Fund normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely
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Highland Funds I Prospectus
October 31, 2015

depends on the overall condition of the healthcare industry and the Fund is more susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry than a fund that does not focus on healthcare companies.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.
Management Risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. This risk is particularly pronounced for the Fund, which from time to time may own a very small number of positions, each of which is a relatively large portion of the Fund’s portfolio.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or
19

issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund experienced a high portfolio turnover rate.
Risk of Substantial Redemptions is the risk that if substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.
Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Z Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Performance information prior to May 6, 2010 reflects the results of the Fund’s previous investment strategy. In certain periods, the Fund invested its assets in a very small number of issuers and, as a result, a change in the value of an individual portfolio holding may have had a significant impact on the Fund’s performance. As the Fund invests in a larger number of issuers, the impact on the performance of an individual portfolio holding will generally decrease.
20

Highland Funds I Prospectus
October 31, 2015

Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 17.48% for the quarter ended March 31, 2014 and the lowest calendar quarter total return was -11.78% for the quarter ended March 31, 2009. The Fund’s year-to-date total return for Class A Shares through September 30, 2015 was 1.76%.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	Since Inception
Class A (inception 5/5/08)
Return Before Taxes	10.32%	9.15%	8.55%
Return After Taxes on Distributions	8.21%	7.81%	7.38%
Return After Taxes on Distributions and Sale of Fund Shares	5.85%	6.64%	6.30%
Return Before Taxes
Class C (inception 5/5/08)	14.99%	9.77%	8.84%
Class Z (inception 5/5/08)	17.12%	10.76%	9.85%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	8.16%
Standard & Poor’s Healthcare Index (reflects no deduction for fees, expenses or taxes)	25.34%	19.38%	14.39%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio manager for the Fund is:
Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
Michael D. Gregory	5 years	Portfolio Manager
Purchase and Sale of Fund Shares
Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$ 50
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds I — Highland Long/Short Healthcare Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
21

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
22

Highland Opportunistic Credit Fund

Investment Objective
The investment objective of Highland Opportunistic Credit Fund (“Highland Opportunistic Credit Fund” or the “Fund”) is to seek to achieve high total returns while attempting to minimize losses.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 58 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 67 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	3.50%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	1.00% [1]	1.00% [2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z
Management fee	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	0.85%	None
Other Expenses	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses[3]	2.30%	2.80%	1.95%
Expense Reimbursement[4]	-1.03%	-1.03%	-1.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.27%	1.77%	0.91%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[4]	Highland Capital Management Fund Advisors, L.P. (”HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2016 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds I (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund, pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$475	$948	$1,447	$2,817
Class C
if you do not sell your shares	$180	$771	$1,388	$3,054
if you sold all your shares at the end of the period	$280	$771	$1,388	$3,054
Class Z	$ 93	$511	$ 956	$2,191
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships (“MLPs”). In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued or are generally out of favor with investors and have the potential to grow intrinsic value per share. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that have economic characteristics similar to such credit instruments. The Fund’s investment strategy utilizes analytical models to evaluate the assets of various companies in an attempt to isolate those assets with the greatest potential for capital appreciation. The Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these instruments and to change allocations as conditions warrant. The Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”).
Within the categories of obligations and securities in which the Fund invests, the Adviser employs various trading strategies, including capital structure arbitrage. Capital structure arbitrage is a strategy in which the Fund seeks opportunities created by mispricing in different markets of various instruments issued by one corporation. The Fund may use derivatives for investment gain, or speculative, purposes. There is no limitation on the amount of securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities,” that the Fund may purchase. Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. There can be no assurance that the Fund’s investment objectives will be achieved.
The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests, and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes increases both investment opportunity and investment risk.
As part of its investment program, the Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Fund may also receive equity or equity-related securities from time to time in connection with a workout transaction. Such equity-related securities may be unregistered and/or restricted.
The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk on investments in assets denominated in foreign currencies. The Adviser also anticipates employing leverage in managing the Fund’s assets and the Fund may invest in the securities of companies whose capital structures are highly leveraged.
From time to time, the Fund may also invest some of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices. From time to time, cash positions may be placed in one or more money-market funds or cash and cash equivalents may be used as defensive instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.
The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under
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Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Distressed and Defaulted Securities Risk is the risk that securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default, will generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
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Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Extension Risk is the risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Financial Services Industry Risk is the risk associated with the fact that the Fund’s investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.
Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or
“junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
Limited Information Risk is the risk associated with the fact that the types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its
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investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.
Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.
Management Risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.
Mortgage-Backed Securities Risk is the risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.
Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.
Non-Payment Risk is the risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Ongoing Monitoring Risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.
Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
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Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares
Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.
Risk of Substantial Redemptions is the risk that if substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.
Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Senior Loans Risk is the risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.
Undervalued Stocks Risk is the risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Z for each full calendar year and by showing how the Fund’s average annual returns compare to those of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The returns of Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses.
The performance information shown for the Fund’s Class Z shares is that of the HSSF Predecessor Fund, which was reorganized into the Fund on July 1, 2014, and was managed by the Adviser with the same investment objective and substantially similar investment strategies as the Fund. The HSSF Predecessor Fund was a closed-end fund (with net assets ranging from approximately $800,000 to $80 million) whose shares were privately offered; as a result of the Fund being continuously offered as a publicly-offered, open-end fund, the Fund may be managed differently and may incur certain additional expenses. Additionally, the HSSF Predecessor Fund’s portfolio turnover rate was historically very low. The Fund’s higher portfolio turnover rate will result in increased transaction costs. From 2011 to 2014, the HSSF Predecessor Fund held fewer than 10 portfolio investments; the Fund typically invests in more than 10 investments, however the Fund’s actual number of holdings will vary based on market conditions and may be significantly more than 10. The performance information also reflects the impact of the HSSF Predecessor Fund’s previous contractual expense limitation during 2013. If the HSSF Predecessor Fund’s investment manager had not agreed to limit expenses, returns would have been lower. The returns of the Class A and Class C shares would have substantially similar returns as
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Highland Funds I Prospectus
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Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting http://highlandfunds.com/Funds-Performance or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class Z shares as of December 31.
The highest calendar quarter total return for Class Z Shares of the Fund was 19.10% for the quarter ended December 31, 2012 and the lowest calendar quarter total return was -40.08% for the quarter ended December 31, 2008. The Fund’s year-to-date total return for Class Z Shares through September 30, 2015 was -13.77%.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	Since Inception
Class Z (inception 5/18/05)
Return Before Taxes	-8.04%	11.74%	8.51%
Return After Taxes on Distributions	-8.79%	6.23%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	-4.54%	6.51%	4.74%
Return Before Taxes
Class A (inception 5/18/05)	-11.33%	10.94%	8.10%
Class C (inception 5/18/05)	-9.25%	11.66%	8.47%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	2.06%	5.83%	4.69%
HFRX Fixed Income - Corporate Index (reflects no deduction for fees, expenses or taxes)	2.43%	6.69%	4.67%
After-tax returns in the table above are shown for Class Z Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James D. Dondero	1 year	Portfolio Manager
Trey Parker	Less than 1 year	Portfolio Manager
Purchase and Sale of Fund Shares
Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$ 50
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds I — Highland Opportunistic Credit Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
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•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Strategies, Risks and Disclosure of Portfolio Holdings

Additional Information About Principal Investment Strategies
The following is a description of principal investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Not all Funds may engage in all practices described below. Please refer to the “Principal Investment Strategies” for each Fund for additional information regarding the practices in which a particular Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.
Assignments. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.
Borrower Credit Ratings. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund seek to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.
Borrowing. Each Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). A Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, a Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
Because the management fees (including administration fees) paid to HCMFA are calculated on the basis of a Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by a Fund to HCMFA will be higher (and HCMFA will be benefited to that extent) when leverage is utilized. HCMFA will utilize leverage only if it believes such action would result in a net benefit to a Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
Bridge Financing. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may each acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.
Commitments to Make Additional Payments. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund currently intend to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund will not purchase interests in Senior Loans that would require such Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of such Fund’s total assets or would cause such Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Statement of Additional Information (“SAI”).
Debt Restructuring. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its
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More on Strategies, Risks and Disclosure of Portfolio Holdings

assessment of the suitability of such investment for Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, each of Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by such Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.
Debt Securities. Each Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. Each Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. Each Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.
•	Investment Grade Securities. Each Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.
•	Below Investment Grade Securities. Each Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.
Depositary Receipts. Each Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Each Fund may invest in both sponsored and unsponsored ADRs.
Derivatives. Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.
Distressed and Defaulted Securities. The Highland Opportunistic Credit Fund may invest in debt obligations of stressed, distressed and bankrupt issuers. Generally, distressed companies are in need of covenant amendments or have been operating under the provisions of the U.S. bankruptcy code or other similar laws, or may become
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subject to such provisions in the future. Investments include publicly-traded debt, stressed and par loan obligations that were privately placed with banks, insurance companies and other lending institutions, trade claims, and any other form of obligation recognized as a claim in a bankruptcy or workout process.
Equity Securities. The Adviser expects that a majority of each of Highland Long/Short Equity Fund’s and Highland Long/Short Healthcare Fund’s investments and a portion of Highland Floating Rate Opportunities Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of each Fund’s assets in such securities. The Adviser will not rely on any specific rating criteria when deciding whether to invest a Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.
Exchange-Traded Funds. ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. Each Fund may invest in ETFs, including ETFs that are part of the Highland fund complex and advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF, Highland HFR Equity Hedge ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing funds, and the Adviser intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Highland ETFs.
Fees. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund will receive these fees directly from the Borrower if such Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if such Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between such Fund and the Lender selling such interests. When Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may deduct a portion of the interest and any fees payable to such Fund as an administrative fee prior to payment thereof to such Fund. Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from such Fund a portion of any fees that such Fund would otherwise be entitled to.
Hedging. Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to each Fund’s hedging transactions. See the “Taxation” section below.
Illiquid and Restricted Securities. Each Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may
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not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.
Industry Concentration. Highland Long/Short Healthcare Fund invests primarily in securities issued by healthcare companies as defined in this Prospectus, which include, among others, pharmaceutical firms, medical supply companies and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities.
Leverage. To a limited extent, each Fund may increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases a Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.
Micro, Small and Mid-Cap Investments. Each Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.
Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although Highland Floating Rate Opportunities Fund’s NAV or Highland Opportunistic Credit Fund’s NAV will vary, such Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of Highland Floating Rate Opportunities Fund’s and Highland Opportunistic Credit Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in Highland Floating Rate Opportunities Fund’s and Highland Opportunistic Credit Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Highland Floating Rate Opportunities Fund’s and Highland Opportunistic Credit Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Highland Floating Rate Opportunities Fund’s and Highland Opportunistic Credit Fund’s NAV. Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund will also be subject to these types of fluctuations to a limited extent.
Non-U.S. Securities and Emerging Markets. Each of Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may invest without limitation in securities of non-U.S. securities, including investments in the securities of so-called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments. These risks may be greater for securities of companies located in emerging market countries.
Options. The Funds (except for the Highland Opportunistic Credit Fund) may utilize options on securities, indices and currencies as part of their principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the
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premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.
Participations. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.
Participation by each of the Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund in a Lender’s portion of a Senior Loan typically will result in such Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and such Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, such Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. Highland Floating Rate Opportunities Fund or
Highland Opportunistic Credit Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to such Fund.
Portfolio Maturity. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund are not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. The Senior Loans in Highland Floating Rate Opportunities Fund’s and Highland Opportunistic Credit Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to such Fund from its investments in Senior Loans should decrease. The amount of time required to pass before Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that such Fund will typically not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in Highland Floating Rate Opportunities Fund’s or Highland Opportunistic Credit Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of Highland Floating Rate Opportunities Fund’s and Highland Opportunistic Credit Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in such Fund’s investment portfolio.
Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often
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without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund in Senior Loans could have a materially adverse effect on the yield of a Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.
Primary Lender Transactions. When Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Actions subject to Lender vote or consent generally require the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.
A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of Highland Floating Rate Opportunities Fund’s or Highland Opportunistic Credit Fund’s investments, such Fund or the Adviser could be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund could be subject to claims from creditors of a company that such Fund’s claim should be equitably subordinated, including as a result of actions or omissions by such Fund’s predecessors in interest.
Restricted Securities. Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when the Highland Opportunistic Credit Fund wants to sell them at a price at which the Fund values them.
Securities Lending. Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under a Fund’s securities lending agreement, at least equal at all times to the current market value of the securities subject to the loan. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.
Senior Loans. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.
In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund generally will rely on the Agent to collect its
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portion of the payments on a Senior Loan. Furthermore, Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.
Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of such Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Highland Floating Rate Opportunities Fund or Opportunistic Credit Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund could experience a decrease in NAV.
It is anticipated that the proceeds of the Senior Loans in which the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”
Senior Loans generally are secured by specific collateral. The Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that such Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, such Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.
In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring, but there can be no assurance that this will be the case with respect to any particular Senior Loan.
Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to
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accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Highland Floating Rate Opportunities Fund’s or Highland Opportunistic Credit Fund’s investment portfolio. When the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund, and such Lenders will not consider the interests of such Fund in connection with their votes.
Senior Loans in which the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. Because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.
The Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.
Senior Loan Ratings. Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.
Short Sales. Each Fund, except Highland Opportunistic Credit Fund, generally will seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. A Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss.
Each Fund, except the Highland Opportunistic Credit Fund, may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). Each Fund, except the Highland Opportunistic Credit Fund, also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.
Undervalued Stocks. A stock is considered undervalued if the Adviser believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.
Portfolio Turnover. A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in a Fund’s portfolio were replaced once within a period of one year.
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Temporary Defensive Positions. When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent a Fund takes temporary defensive positions, it may not achieve its investment objective.
Additional Information. The foregoing percentage limitations in each Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including a Fund’s investment objective and 80% investment policy, without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
Additional Information About Principal Risks
Like all mutual funds, investing in the Funds involves risk factors and special considerations. A Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in the summary section of this Prospectus, along with descriptions of each Fund’s related risks. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objectives. Investing in shares of a Fund should not be considered a complete investment program. There is a risk that the share value of the Funds will fluctuate.
One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. Diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.
Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. Unless otherwise specified, each principal risk summarized below applies to each Fund. The Funds could be subject to additional risks because the types of investments they make may change over time. The SAI, which is incorporated by reference into this Prospectus, includes more information about the Funds and their investments. Each Fund is not intended to be a complete investment program.
Asset-Backed Securities Risk: Because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk.
Counterparty Risk: A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the securities, a Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Credit Risk: The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit
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quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.
Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
Currency Risk: A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Debt Securities Risk: The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by a Fund may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, a Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.
The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.
Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.
Derivatives Risk: All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their
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value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.
There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.
A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.
A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Illiquid Securities Risk and Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.
Derivatives also present other risks described in this section, including securities market risk, illiquid and restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below.
As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin
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requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.
Distressed and Defaulted Securities Risk: The Highland Opportunistic Credit Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
Equity Securities Risk: The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by a Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by a Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or
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perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.
Exchange-Traded Funds (“ETF”) Risk: The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.
Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Highland Floating Rate Opportunities Fund or Highland Opportunistic Credit Fund.
Focused Investment Risk: Funds whose investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, are subject to greater overall risk than funds whose investments are more diversified. A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.
Focused Investment Risk – Senior Loans: Highland Floating Rate Opportunities Fund’s and Highland Opportunistic Credit Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Funds to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.
Hedging Risk: There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged. Successful use of
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futures contracts and options by a Fund for hedging purposes is also subject to the Adviser ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to a Fund’s hedging transactions. See the “Taxation” section below.
High Yield Debt Securities Risk: Below investment grade securities (also known as “high-yield securities” or “junk securities”) may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. High-yield securities held by a Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.
Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Taxation” below and “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with certain below investment grade securities. There is no limit on the percentage of assets that Highland Floating Rate Opportunities Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.
Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact a Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may
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be less than those originally paid by a Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.
Industry Concentration Risk: The performance of a Fund that may invest a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent that a Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments. Highland Long/Short Equity Fund and Highland Floating Rate Opportunities Fund may invest up to (but not including) 25% of its total assets in the securities of companies in one industry. Highland Long/Short Healthcare Fund invests at least 80% of its total assets in healthcare companies.
Because of Highland Long/Short Healthcare Fund’s policy of investing primarily in securities issued by healthcare companies, the Fund is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry. The Highland Long/Short Healthcare Fund faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments. See “Regulatory Risk” below. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies, at the state or federal level, may affect the demand for healthcare products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.
Interest Rate Risk: When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent a Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders. To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which Highland Floating Rate Opportunities Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.
Leverage Risk: When deemed appropriate by the Adviser, and subject to applicable regulations, each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser full exposure to movement in the price of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.
If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of a Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of a Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments
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acquired with borrowed money fails to cover their cost to the Fund, the NAV of a Fund will generally decline faster than would otherwise be the case. If a Fund employs leverage, the Adviser will benefit because a Fund’s Average Daily Managed Assets, as defined below, will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.
Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility may be more restrictive than those described.
Limited Information Risk: The types of Senior Loans in which Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Funds will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Funds and their ability to meet their respective investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.
Liquidity Risk: Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). When there is no willing buyer or investments cannot be readily sold or closed out, a Fund may have to sell at a lower price than the price at which a Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on a Fund’s performance. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.
Management Risk: Each Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. Each Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives. The Funds’ portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.
Mortgage-Backed Securities Risk: Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.
Non-Diversification Risk: Due to the nature of each Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), each Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
Non-Payment Risk: Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of a Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments,
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or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its debts. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the debt security. If a borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the agent from liquidating collateral. The agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the borrower and the various creditor classes. Successful negotiations may require the lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.
Non-U.S. Securities and Emerging and Developing Markets Risk: Investing in non-U.S. securities involves additional and more varied risks than investing in U.S. investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce a Fund’s yield on any such securities.
The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
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As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser have had no or limited prior experience.
Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Ongoing Monitoring Risk: On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund normally will rely primarily on the Agent (where the Funds are a Primary Lender or own an Assignment) or the selling Lender (where the Funds own a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Funds usually will rely on the Agent (where the Funds are a Primary Lender or owns an Assignment) or the selling Lender (where the Funds own a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Funds of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Funds will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the
Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Funds have direct recourse against the Borrower, the Funds may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Funds’ investments and, where the Funds are a Primary Lender or own an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.
Operational and Technology Risk: The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of a Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Funds’ operations.
Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. For example, the Funds’ or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate a Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Funds or their service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address
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the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.
Similar types of operational and technology risks are also present for issuers of the Funds’ investments, which could have material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Funds invest, or securities markets and exchanges.
Options Risk: The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.
When the Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund or Highland Long/Short Healthcare Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.
When the Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund or Highland Long/Short Healthcare Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. Special tax rules apply to a Fund’s or an underlying fund’s transactions in options, which could increase the amount of taxes payable by shareholders. While the Highland Floating Rate Opportunities Fund’s, Highland Long/Short Equity Fund’s or Highland Long/Short Healthcare Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Payment-in-Kind (PIK) Securities Risk: The value of PIKs held by the Highland Floating Rate Opportunities Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.
Portfolio Turnover Risk: A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower a Fund’s after-tax performance. A Fund’s annual portfolio turnover rate may vary greatly from year to year.
Prepayment Risk: Borrowers may pay back principal before the scheduled due date. Such prepayments may require Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause a Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of a Fund’s shares.
Regulatory Risk: Legal, tax and regulatory changes could occur and may adversely affect the Funds and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are
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empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.
To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by Highland Floating Rate Opportunities Fund may be adversely affected. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of the Highland Opportunistic Credit Fund to invest in the assets of distressed companies, the availability of distressed company interests for investment by the Highland Opportunistic Credit Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.
Risk of Substantial Redemptions: If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, a Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in a Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the Adviser to execute its investment program successfully for a Fund for a period following the redemptions. If substantial, unexpected redemptions occur, a Fund could experience higher expenses than those shown in the Annual Fund Operating Expenses Tables.
Securities Lending Risk: A Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by a Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.
Securities Market Risk: The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of a Fund substantially depends upon the Adviser’s ability to correctly assess the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements.
The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” and “Fixed Income Market Risk” above.
As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.
Senior Loans Risk: Senior Loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
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The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if a Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by a Fund in below investment grade securities.
As with any debt security, Senior Loans are generally subject to the risk of price declines due to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from shot-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. Declines in interest rates may increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.
Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.
In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.
Short Sales Risk: Short sales by each of Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund that are not made “against-the-box” (that is when a Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short selling allows a Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. A Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.
Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.
•	Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
•	Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.
•	Mid-Cap Company Risk: Investments in securities of
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mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
•	Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.
Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.
Disclosure of Portfolio Holdings
The Funds have adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI and on the Funds’ website (www.highlandfunds.com).
Management of the Funds

Board of Trustees and Investment Adviser
The Board of Trustees (the “Board”) has overall management responsibility for the Funds. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Funds. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Credit Strategies Fund and NexPoint Capital, Inc. (a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act). NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.
Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) (formerly, Pyxis Capital, L.P.) serves as investment adviser to each Fund. The address of the Adviser is 200 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
As of June 30, 2015, HCMFA had approximately $5.9 billion in assets under management. HCMFA is also the Funds’ administrator. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.
Management Fee
Each Fund has entered into an investment advisory agreement with HCMFA (each, an “Investment Advisory Agreement”) pursuant to which HCMFA provides, or has hired a sub-adviser to provide, the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. If a sub-adviser has been hired, the sub-adviser provides advisory services pursuant to a sub-advisory agreement (each, a “Sub-Advisory Agreement”) between HCMFA and the relevant sub-adviser with respect to the appropriate Fund, subject to HCMFA’s general oversight. Additionally, HCMFA pays the compensation of the Trustee of the Fund who is HCMFA’s employee.
In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s average daily managed assets. “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements and Sub-Advisory Agreements appears in the Funds’ semi-annual reports to shareholders for the period ended December 31, 2014.
Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of
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such Fund or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment”, as defined in the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.
The table below shows the advisory fees that the Adviser received for each Fund for the fiscal year ended June 30, 2015 and each Fund’s contractual advisory fee with the Adviser:
Fund Name	Advisory Fees Paid as a Percentage of Average Daily Managed Assets for the Fiscal Period Ended June 30, 2015	Contractual Advisory Fee as a Percentage of Average Daily Managed Assets[1,2]
Floating Rate Opportunities Fund	0.65%	0.65%
Long/Short Equity Fund[3]	1.00%	2.25%
Long/Short Healthcare Fund	1.00%	1.00%
Opportunistic Credit Fund	0.90%	1.00%
[1]	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of each Fund’s Average Daily Managed Assets, other than the Opportunistic Credit Fund’s, as discussed below.
[2]	As neither Long/Short Equity Fund nor Long/Short Healthcare Fund has present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.
[3]	The Adviser has contractually agreed to waive 1.25% of the Long/Short Equity Fund’s management fee. This fee waiver will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.
HCMFA has contractually agreed to limit the total annual operating expenses of the Highland Floating Rate Opportunities Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”) to 0.95% of average daily net assets attributable to any class of the Fund (the “Floating Rate Opportunities Fund Expense Cap”). HCMFA has contractually agreed to limit the total annual operating expenses of the Highland Opportunistic Credit Fund (exclusive of Excluded Expenses) to 0.90% of average daily net assets attributable to any class of the Fund (the “Opportunistic Credit Fund Expense Cap” and together with the Highland Floating Rate Opportunities Fund Expense Cap, the “Expense Caps”). The Expense Caps will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of each Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to a Fund pursuant to its respective Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of such Fund, in the aggregate, would not cause a Fund’s total annual operating expenses in any such year to exceed the amount of its Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under an Expense Cap before payment of a Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Administrator/Sub-Administrator
HCMFA provides administration services to the Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund for a monthly administration fee. In such capacity, HCMFA generally assists each Fund in all aspects of its administration and operations. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel. Under a separate sub-administration agreement, HCMFA has delegated certain administrative functions to State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street”), and pays State Street a portion of the fee it receives from each Fund. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over each Fund.
State Street also provides administration services to the Highland Opportunistic Credit Fund for a monthly administration fee. HCMFA generally assists in all aspects of the Funds’ administration and operations and furnishes offices, necessary facilities, equipment and personnel.
For more information about the Funds’ administration agreements, please see “Administrator/Sub-Administrator” in the SAI.
Multi-Manager Structure
The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order (the “Order”) from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of each Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of each Fund (the “Multi-Manager Structure”).
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Management of the Funds

The Board and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders of the Funds, except for Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund, have already approved the adoption of a Multi-Manager Structure, which enables these Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Shareholders of Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund will have to continue to separately vote to approve any change HCMFA seeks to make relating to the Fund’s sub-adviser and sub-advisory agreement with respect to non-affiliated sub-advisers. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of each Fund retain the right to terminate a sub-advisory agreement for such Fund at any time by a vote of the majority of such outstanding securities of the Fund.
Operation of a Fund under the Multi-Manager Structure will not: (1) permit management fees paid by a Fund to HCMFA to be increased without shareholder approval; or (2) diminish HCMFA’s responsibilities to a Fund, including HCMFA’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
About the Funds’ Portfolio Managers
Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of a Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds followed by biographical information for each portfolio manager. The Funds’ SAI provides the following additional information about the portfolio managers: (i) portfolio managers’ compensation; (ii) other accounts managed by the portfolio managers; and (iii) the portfolio managers’ ownership of shares of a Fund, if any.
Portfolio Manager Biographies
The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.
Highland Floating Rate Opportunities Fund
Mr. Okada is a Portfolio Manager at HCMFA. He has managed the Fund’s portfolio since October 2012. Mr. Okada co-founded Highland Capital Management, L.P. (“Highland”) and has served as Chief Investment Officer of Highland since 1993. He is a pioneer in the development of the bank loan market and has over 25 years of credit experience. Mr. Okada is responsible for structuring one of the industry’s first arbitrage CLOs. He received a BA in Economics and a BA in Psychology, cum laude, from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation.
Mr. Mawn is Managing Director of Research at Highland where he is responsible for investments across senior secured loans, high yield bonds, stressed and distressed corporate credit, structured credit, and preferred and common equities. Previously at Highland, he served as Director of Research, Senior Credit Trader, and Portfolio Manager in the Distressed and Special Situations Group covering distressed and special situation credit and equity investments. Prior to joining Highland in December 2003, Mr. Mawn worked as a management consultant at Deloitte Consulting where he focused on business strategy and merger integration. Prior to that, he worked at Electronic Data Systems (now HP) in corporate strategy and sales and marketing. Formerly, Mr. Mawn served as an Officer in the United States Marine Corps with 3rd Infantry Battalion, 2nd Marine Regiment and later with 3rd Force Reconnaissance Company. He received an MBA in Finance with Honors from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He received a BA from Dartmouth College.
Highland Long/Short Equity Fund
Mr. Lamensdorf is a portfolio manager for HCMFA’s dedicated equity funds. He has managed the Fund’s portfolio since October 2008. Prior to joining HCMFA in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds
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that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.
Mr. McLochlin is a portfolio manager for HCMFA’s dedicated equity funds. He has managed the Fund’s portfolio since September 2015. Prior to joining HCMFA in July 2009, Mr. McLochlin spent five years as the Sector Manager responsible for Technology and Telecom at Ranger Investments, an asset management firm with approximately $2 billion in assets under management. Prior to Ranger, Mr. McLochlin spent three years as a Senior Analyst for private equity firms Dubilier & Company and Saunders, Karp & Megrue, where he focused on analyzing, structuring and executing leveraged buyouts of middle market companies. Mr. McLochlin began his career as an investment banking analyst with Morgan Stanley. Mr. McLochlin received an MBA from the University of Texas at Austin and a BA from Princeton University.
Highland Long/Short Healthcare Fund
Mr. Gregory is a CIO and Global Head of Highland Alternative Investors at Highland in addition to Managing Director and Head of Healthcare Credit and Healthcare Long/Short Equity investment strategies. In 2006, he founded Cummings Bay Healthcare Fund, a healthcare hedge fund that is currently in the seventh year of operations and became an affiliate of Highland in 2010. Mr. Gregory also worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business. He is a Fellow of the Royal Society of Medicine, lecturer at Yale University, and frequent guest on CNBC, Fox Business and Morningstar.
Highland Opportunistic Credit Fund
Mr. Dondero has managed the Fund’s portfolio since its inception. Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment
Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for CCS Medical and NexBank and serves on the Board of Directors of American Banknote Corporation, Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.
Mr. Parker is Partner and Head of Credit at Highland. Mr. Parker is responsible for managing the Credit Team/Platform. Prior to his current role, Mr. Parker was a Portfolio Manager covering a number of the industrial verticals, as well as parts of Technology, Media and Telecommunications; he also worked as a Senior Portfolio Analyst on the Distressed & Special Situations investment team. Prior to joining Highland in March 2007, Mr. Parker was a Senior Associate at Hunt Special Situations Group, L.P., a private equity group focused on distressed and special situation investing. Mr. Parker was responsible for sourcing, executing and monitoring control private equity investments across a variety of industries. Prior to joining Hunt in 2004, Mr. Parker was an analyst at BMO Merchant Banking, a private equity group affiliated with the Bank of Montreal (“BMO”). While at BMO, Mr. Parker completed a number of leveraged buyouts and mezzanine investment transactions. Prior to joining BMO, Mr. Parker worked in sales and trading for First Union Securities and Morgan Stanley. Mr. Parker received an MBA with concentrations in Finance, Strategy and Entrepreneurship from the University of Chicago Booth School of Business and a BA in Economics and Business from the Virginia Military Institute. Mr. Parker serves on the Board of Directors of Euramax Holdings, Inc., TerreStar Corporation, JHT Holdings, Inc., and a non-profit organization, the Juvenile Diabetes Research Foundation (Dallas chapter).
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Management of the Funds

About the Funds’ Underwriter
The Fund’s shares are offered for sale through Highland Capital Funds Distributor, Inc. (the “Underwriter”), 200 Crescent Court, Suite 700, Dallas, Texas 75201. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds I — (Fund Name), PO Box 8656, Boston, Massachusetts 02266-8656.
Shareowner Guide — How to Invest in Highland Funds I

How to Buy Shares
You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Funds with respect to the sale of shares of the Funds (a “Financial Advisor”), or Boston Financial Data Services, Inc., 30 Dan Road Suite #8656, Canton, MA 02021, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact HCMFA if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.
The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.
Outlined below are various methods for buying shares of the Funds:
Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds I does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds I does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by HCMFA for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1-877-665-1287.
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877-665-1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://highlandfunds.com/literature.
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Method	Instructions
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds I — (Fund Name), at the address noted below.(2) After completing a new account application, please call 1-877-665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1-877-665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at 1-877-665-1287 or visit the Funds’ website (http://highlandfunds.com/literature).
(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.
(2)	Regular Mail: Send to “Highland Funds I — (Fund Name),” PO Box 8656, Boston, MA 02266-8656. Overnight Mail: Send to “Highland Funds I — (Fund Name),” 30 Dan Road, Suite #8656, Canton, MA 02021-2809
Investment Minimums*
Initial Investment	$2,500
Subsequent Investments	$ 50
Automatic Investment Plan**	$ 50
*	For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.
**	Your account must already be established and satisfy the initial investment minimum.
Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.
Retirement Plans
Each Fund is available for purchase through individual retirement accounts (“IRAs”) and other retirement plans. Each Fund offers several different types of IRAs, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. For further information, please call the Funds at 1-877-665-1287 or your Financial Advisor.
Choosing a Share Class
Each Fund offers three classes of shares in this Prospectus—Class A, Class C and Class Z Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more cannot be made in Class C Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.
Sales Charges
You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge (“CDSC”) when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.
Class A Shares
Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.
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Floating Rate Opportunities Fund and Opportunistic Credit Fund
	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $499,999	2.25%	2.30%	2.00%
$500,000 or more*	None	None	**
*	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.
**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%
Long/Short Equity Fund and Long/Short Healthcare Fund
	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 or more*	None	None	**
*	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.
**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

Reduced Class A Sales Charges for Larger Investments
You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or domestic partner or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund’s Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF, Highland HFR Equity Hedge ETF), Highland Funds II and the Liquid Reserves Fund (each as defined below under “Exchange of Shares”) and registered,
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open-end investment companies advised by the Adviser and distributed by the Underwriters and as otherwise permitted from time to time by the Board of Trustees.
You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://highlandfunds.com/literature.
In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriters to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients or through other platforms. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. See the SAI for a description of this and other situations in which sales charges are reduced or waived.
With respect to Floating Rate Opportunities Fund, Class A shares bought prior to May 2, 2013 without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if the shares are sold within eighteen months of purchase.
With respect to Long/Short Equity Fund and Long/Short Healthcare Fund, Class A shares bought prior to April 21, 2014 without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if the shares are sold within eighteen months of purchase.
Class C Shares
Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.
Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Underwriters pay your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.
Class Z Shares
Your purchases of Class Z Shares are made at NAV without a sales charge or contingent deferred sales charge. Class Z Shares are only available to eligible investors.
Eligible Investors
The Funds offer Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:
•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;
•	A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;
•	Any insurance company, trust company or bank purchasing shares for its own account;
•	Any endowment, investment company or foundation; and
•	Any trustee of the Fund, any employee of HCMFA and any family member of any such trustee or employee.
Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.
Distribution and Shareholder Service Fees
Each Fund is authorized under a distribution plan (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A and Class C Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.
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Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares, 0.85% of average daily net assets attributable to Class C Shares of Floating Rate Opportunities Fund and Opportunistic Credit Fund and 1.00% of average daily net assets attributable to Class C Shares of Long/Short Equity Fund and Long/Short Healthcare Fund. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board of Trustees, and to the extent consistent with the Plans. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board, and to the extent consistent with the Plans and the 1940 Act. The Underwriter may also make payments from the distribution and service fees they receives from the Funds to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.
The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.
In addition to payments under the Plan, from time to time the Funds may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance.
In addition, HCMFA and/or the Underwriter may, from time to time, at their own expense out of the revenues they receive from the Funds and/or their own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of HCMFA and/or the Underwriter may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.
HCMFA and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans.
Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers or other financial intermediaries may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any
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broker-dealer or other financial intermediary in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the “Annual Fund Operating Expenses” table for the Funds.
Contingent Deferred Sales Charges
As described above, certain investments in Class A, Class B and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.
Availability of Information
Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.
Redemption of Shares
Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.
You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.
The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.
Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) a particular Fund within 30 days of a purchase or exchange into (or redemption out of) that same Fund may be restricted from further investing in any series of Highland Funds I or Highland Funds II or exchanging between Participating Funds, as defined in this Prospectus, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.
The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and
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portfolio rebalancing) by defined benefit plans that receive asset allocation services from HCMFA. The Funds may also exclude small transactions less than an amount set from time to time under the Funds’ policies.
Omnibus Accounts with Financial Advisors. The Funds are also offered through Financial Advisors that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.
In deciding whether to establish an omnibus account with a Financial Advisor, the Funds will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Funds will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced. If the Financial Advisor does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Financial Advisor’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it. There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds’ disruptive trading policies and procedures. The Funds will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.
Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of any Fund may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments. Ask your plan administrator or visit your plan administrator’s website for more information.
Reservation of Rights to Reject Purchase or Exchange Orders. The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.
Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Funds and the Underwriter to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.
Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.
Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield securities or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity
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arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.
Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.
Each Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.
You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax adviser concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:
Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I – (Fund Name),” P.O. Box 8656, Boston, Massachusetts 02266-8656. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.
Method	Instructions
By telephone or internet	Unless you have requested that telephone redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone transactions and instead you would be responsible. You may request that proceeds from telephone redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other Highland funds or other registered, open-end investment companies advised by the Adviser and distributed by the Underwriters, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone redemptions.
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.
Automatic Cash Withdrawal Plan
You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit http://highlandfunds.com/literature for more information about this plan.
Involuntary Redemption
A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.
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Redemption Proceeds
A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.
The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation” below).
Exchange of Shares
Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF, Highland HFR Equity Hedge ETF) and Highland Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable minimums, and read it carefully before investing.
Additionally, you can also exchange your Fund shares on any business day for shares of the Highland Liquid Reserves Fund (the “Liquid Reserves Fund”), a money market mutual fund advised by SSgA Funds Management, Inc. The minimum to open an account in the Liquid Reserves Fund is currently $1,000. Call 1-877-665-1287 for the Liquid Reserves Fund prospectus, including applicable investment minimums, and read it carefully before investing.
Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).
If the shares of the Funds or any Participating Fund (other than the Liquid Reserves Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Liquid Reserves Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Liquid Reserves Fund and will be calculated without regard to the holding time of the Liquid Reserves Fund.
Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.
Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund
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Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation” below.
To exchange via the Internet, visit the Funds’ website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.
Cost Basis Reporting
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor, your Financial Advisor, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds at 1-877-665-1287 or consult your Financial Advisor, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.
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Net Asset Value (NAV)

The NAV per share of each class of shares of each Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the NYSE is open for business, except on days on which regular trading on the NYSE is scheduled to close before 4:00 p.m., when each Fund calculates NAV as of the scheduled close of regular trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.
The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.
Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:
•	Portfolio securities for which market quotations are readily available are valued at their current market value.
•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.
•	Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.
•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.
•	Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.
Dividends and Other Distributions

The Funds declare and pay dividends of their net investment income according to the schedule below. The Funds declare and pay dividends of any net realized capital gains once each year. Unless you instruct a Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Funds.
The Funds are generally subject to a 4% excise tax on net investment income and net realized capital gains that are not distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Funds may pay
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dividends of net investment income and net realized capital gains more frequently than shown in the schedule below. See “Taxation” below.
Fund	Distribution Schedule
Long/Short Equity Fund Long/Short Healthcare Fund	• Dividends of investment income are typically declared and paid annually. • Short-term and long-term capital gains, if any, are typically declared and paid annually.
Floating Rate Opportunities Fund Opportunistic Credit Fund	• Dividends of investment income are declared daily and paid monthly. • Short-term and long-term capital gains, if any, are typically declared and paid annually.
Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.
Taxation of the Funds
Each Fund has elected to be treated and intends to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, each Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
Additionally, if for any taxable year a Fund were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
The tax rules applicable to certain derivative instruments in which a Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for Subchapter M purposes. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance
67

Taxation

could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.
Certain of a Fund’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of Floating Rate Opportunities Fund’s and Opportunistic Credit Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Funds to recognize income in respect of these investments before, or without receiving, cash representing such income. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.
Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.
Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by a Fund. Interest and other income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains or other income or proceeds. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign withholding and other taxes paid by a Fund will reduce the return from the Fund’s investments. Under some circumstances, a Fund may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain Underlying Funds in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make this special election for a taxable year even if it is eligible to do so. The Long/Short Equity Fund, Long/Short Healthcare Fund and Opportunistic Credit Fund do not expect that they will be eligible to elect to treat any foreign taxes they paid as paid by their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.
Dividends paid to you by a Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits, other than exempt-interest dividends (described below), generally are taxable to you as ordinary income. The Floating Rate Opportunities Fund generally does not expect a significant portion of its distributions to qualify as qualified dividend income.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption
68

Highland Funds I Prospectus
October 31, 2015

or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
To the extent that the amount of a Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits for a taxable year, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing the amount of gain or reducing the amount of loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if such Fund shareholder has held the applicable Fund shares for more than one year.
Dividends and other taxable distributions are taxable to you as described herein, whether you receive them in cash or reinvest them in additional shares. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you even though it represents in part a return of your invested capital.
Each Fund (or your broker or other financial intermediary through which you own your shares) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.
If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible Fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the
Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
A Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF EACH FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO EACH FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.
69

Financial Highlights

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the fiscal year or periods ended June 30.
Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (“PwC”), whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.
Financial information shown below for Floating Rate Opportunities Fund prior to June 13, 2011 is that of the Predecessor Fund, which reorganized into the Fund on
June 13, 2011. This information has been derived from the Fund’s financial statements, which have been audited by PwC, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2015 Annual Report.
The Opportunistic Credit Fund commenced operations on July 1, 2014, upon the reorganization of the HSSF Predecessor Fund into the Fund. With the reorganization, the Fund assumed the financial and performance history of the HSSF Predecessor Fund. The Financial Highlights table for the Fund is intended to help you understand the Fund’s financial performance and is based on the financial information of the HSSF Predecessor Fund, which has been audited and reported on by PwC.
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Highland Funds I Prospectus
October 31, 2015
Financial Highlights

Highland Floating Rate Opportunities Fund, Class A
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 8.20	$ 7.74	$ 6.85	$ 6.96	$ 6.55
Income from Investment Operations:
Net investment income(a)	0.33	0.33	0.30	0.26	0.27
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	—
Net realized and unrealized gain/(loss)(a)	(0.36)	0.46	0.98	(0.07)	0.46
Total from investment operations	(0.03)	0.79	1.28	0.19	0.73
Less Distributions Declared to Shareholders:
From net investment income	(0.34)	(0.32)	(0.30) (c)	(0.30)	(0.32)
From return of capital	—	(0.01)	(0.09) (c)	—	—
Total distributions declared to shareholders	(0.34)	(0.33)	(0.39)	(0.30)	(0.32)
Net Asset Value, End of Period(d)	$ 7.83	$ 8.20	$ 7.74	$ 6.85	$ 6.96
Total return(d)(e)	(0.36)%	10.43%	19.16%	2.52%	11.73%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$201,433	$342,776	$249,450	$203,684	$264,385
Gross operating expenses(h)	1.37% (g)	1.60% (g)	1.79%	2.53%	2.65%
Waiver/reimbursement	0.01%	(0.26)%	(0.21)%	—	—
Net operating expenses(i)	1.38% (g)	1.34% (g)	1.58%	2.53%	2.65%
Dividends and fees on securities sold short	0.05%	0.04%	—	—	—
Net operating expenses (excluding dividends and fees on securities sold short)	1.33%	1.30%	1.58%	2.53%	2.65%
Net investment income	4.12%	4.15%	4.06%	3.91%	3.97%
Portfolio turnover rate	55%	69%	71%	50%	104%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.32) and $(0.07), respectively.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Gross operating expenses (excluding interest expense and commitment fees) were 1.33%, 1.52%, 1.65%, 2.11% and 2.18% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
71

Financial Highlights

Highland Floating Rate Opportunities Fund, Class C
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 8.20	$ 7.74	$ 6.85	$ 6.96	$ 6.55
Income from Investment Operations:
Net investment income(a)	0.29	0.30	0.26	0.23	0.24
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	—
Net realized and unrealized gain/(loss)(a)	(0.36)	0.45	0.98	(0.07)	0.45
Total from investment operations	(0.07)	0.75	1.24	0.16	0.69
Less Distributions Declared to Shareholders:
From net investment income	(0.30)	(0.28)	(0.26) (c)	(0.27)	(0.28)
From return of capital	—	(0.01)	(0.09) (c)	—	—
Total distributions declared to shareholders	(0.30)	(0.29)	(0.35)	(0.27)	(0.28)
Net Asset Value, End of Period(d)	$ 7.83	$ 8.20	$ 7.74	$ 6.85	$ 6.96
Total return(d)(e)	(0.87)%	9.90%	18.58%	2.01%	11.16%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$308,710	$380,974	$326,476	$320,178	$437,220
Gross operating expenses(h)	1.87% (g)	2.10% (g)	2.30%	3.03%	3.15%
Waiver/reimbursement	0.01%	(0.26)%	(0.22)%	—	—
Net operating expenses(i)	1.89% (g)	1.84% (g)	2.08%	3.03%	3.15%
Dividends and fees on securities sold short	0.05%	0.04%	—	—	—
Net operating expenses (excluding dividends and fees on securities sold short)	1.84%	1.80%	2.08%	3.03%	3.15%
Net investment income	3.71%	3.72%	3.56%	3.41%	3.47%
Portfolio turnover rate	55%	69%	71%	50%	104%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.28) and $(0.07), respectively.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Gross operating expenses (excluding interest expense and commitment fees) were 1.84%, 2.02%, 2.16%, 2.61% and 2.68% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
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Highland Funds I Prospectus
October 31, 2015
Financial Highlights

Highland Floating Rate Opportunities Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 8.19	$ 7.74	$ 6.84	$ 6.96	$ 6.55
Income from Investment Operations:
Net investment income(a)	0.36	0.36	0.29	0.29	0.29
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	—
Net realized and unrealized gain/(loss)(a)	(.36)	0.45	1.03	(0.08)	0.46
Total from investment operations	— (b)	0.81	1.32	0.21	0.75
Less Distributions Declared to Shareholders:
From net investment income	(0.36)	(0.35)	(0.33) (c)	(0.33)	(0.34)
From return of capital	—	(0.01)	(0.09) (c)	—	—
Total distributions declared to shareholders	(0.36)	(0.36)	(0.42)	(0.33)	(0.34)
Net Asset Value, End of Period(d)	$ 7.83	$ 8.19	$ 7.74	$ 6.84	$ 6.96
Total return(d)(e)	0.11%	10.68%	19.77%	2.73%	12.11%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$283,673	$340,089	$170,170	$22,568	$35,668
Gross operating expenses(h)	1.03% (g)	1.25% (g)	1.31%	2.18%	2.30%
Waiver/reimbursement	0.01%	(0.26)%	(0.27)%	—	—
Net operating expenses(i)	1.04% (g)	0.99% (g)	1.04%	2.18%	2.30%
Dividends and fees on securities sold short	0.05%	0.04%	—	—	—
Net operating expenses (excluding dividends and fees on securities sold short)	0.99%	0.95%	1.04%	2.18%	2.30%
Net investment income	4.55%	4.49%	3.88%	4.26%	4.32%
Portfolio turnover rate	55%	69%	71%	50%	104%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.34) and $(0.08), respectively.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Gross operating expenses (excluding interest expense and commitment fees) were 0.99%, 1.17%, 1.21%, 1.76% and 1.83% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
73

Financial Highlights

Highland Long/Short Equity Fund, Class A
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 12.18	$ 11.37	$ 11.30	$ 11.10	$ 10.68
Income from Investment Operations:
Net investment loss(a)	(0.20)	(0.21)	(0.16)	(0.22)	(0.21)
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	— (b)
Net realized and unrealized gain(a)	0.48	1.97	0.53	0.48	0.93
Total from investment operations	0.28	1.76	0.37	0.26	0.72
Less Distributions Declared to Shareholders:
From net realized gains	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Total distributions declared to shareholders	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Net Asset Value, End of Period(c)	$ 11.98	$ 12.18	$ 11.37	$ 11.30	$ 11.10
Total return(c)(d)	2.45%	15.60%	3.38%	2.42%	6.62%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$76,813	$195,612	$141,351	$265,712	$286,581
Gross operating expenses(f)(g)	3.58%	3.75%	3.79%	3.66%	3.64%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.25)%	(1.25)%
Net operating expenses(f)(h)	2.33%	2.50%	2.54%	2.41%	2.39%
Dividends and fees on securities sold short	0.49%	0.56%	0.66%	0.53%	0.41%
Net operating expenses (excluding dividends and fees on securities sold short)	1.84%	1.94%	1.88%	1.88%	1.98%
Net investment loss	(1.63)%	(1.69)%	(1.40)%	(1.99)%	(1.89)%
Portfolio turnover rate	414%	349%	706%	650%	684%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.51%, 3.75%, 3.79%, 3.66% and 3.64% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
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Highland Funds I Prospectus
October 31, 2015
Financial Highlights

Highland Long/Short Equity Fund, Class C
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 11.62	$ 10.95	$ 10.96	$ 10.83	$ 10.48
Income from Investment Operations:
Net investment loss(a)	(0.26)	(0.27)	(0.22)	(0.28)	(0.27)
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	— (b)
Net realized and unrealized gain(a)	0.44	1.89	0.51	0.47	0.92
Total from investment operations	0.18	1.62	0.29	0.19	0.65
Less Distributions Declared to Shareholders:
From net realized gains	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Total distributions declared to shareholders	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Net Asset Value, End of Period(c)	$ 11.32	$ 11.62	$ 10.95	$ 10.96	$ 10.83
Total return(c)(d)	1.69%	14.89%	2.75%	1.83%	6.18%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$55,639	$55,795	$45,925	$57,677	$79,243
Gross operating expenses(f)(g)	4.28%	4.39%	4.48%	4.31%	4.29%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.26)%	(1.25)%	(1.25)%
Net operating expenses(f)(h)	3.03%	3.14%	3.22%	3.06%	3.04%
Dividends and fees on securities sold short	0.54%	0.56%	0.67%	0.53%	0.41%
Net operating expenses (excluding dividends and fees on securities sold short)	2.49%	2.58%	2.55%	2.53%	2.63%
Net investment loss	(2.27)%	(2.35)%	(2.02)%	(2.64)%	(2.54)%
Portfolio turnover rate	414%	349%	706%	650%	684%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 4.21%, 4.39%, 4.48%, 4.31% and 4.29% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
75

Financial Highlights

Highland Long/Short Equity Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 12.51	$ 11.61	$ 11.50	$ 11.27	$ 10.81
Income from Investment Operations:
Net investment loss(a)	(0.16)	(0.17)	(0.11)	(0.18)	(0.17)
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	— (b)
Net realized and unrealized gain(a)	0.48	2.02	0.52	0.47	0.93
Total from investment operations	0.32	1.85	0.41	0.29	0.76
Less Distributions Declared to Shareholders:
From net realized gains	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Total distributions declared to shareholders	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Net Asset Value, End of Period(c)	$ 12.35	$ 12.51	$ 11.61	$ 11.50	$ 11.27
Total return(c)(d)	2.71%	16.07%	3.68%	2.56%	7.02%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$724,250	$766,646	$692,705	$399,689	$163,490
Gross operating expenses(f)(g)	3.28%	3.39%	3.54%	3.31%	3.29%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.26)%	(1.25)%	(1.25)%
Net operating expenses(f)(h)	2.03%	2.14%	2.28%	2.06%	2.04%
Dividends and fees on securities sold short	0.54%	0.56%	0.71%	0.53%	0.41%
Net operating expenses (excluding dividends and fees on securities sold short)	1.49%	1.58%	1.57%	1.53%	1.63%
Net investment loss	(1.27)%	(1.34)%	(0.96)%	(1.64)%	(1.54)%
Portfolio turnover rate	414%	349%	706%	650%	684%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.21%, 3.39%, 3.54%, 3.31% and 3.29% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
76

Highland Funds I Prospectus
October 31, 2015
Financial Highlights

Highland Long/Short Healthcare Fund, Class A
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 15.07	$ 11.03	$ 10.87	$ 13.75	$ 11.19
Income from Investment Operations:
Net investment loss(a)	(0.32)	(0.27)	(0.26)	(0.28)	(0.15)
Redemption fees added to paid-in capital	—	— (a)(b)	— (a)(b)	0.01 (a)	— (a)(b)
Capital contributions (Note 1)	—	—	(0.03) (a)	—	—
Net realized and unrealized gain(a)	2.15	4.31	0.45	(1.36)	3.06
Total from investment operations	1.83	4.04	0.16	(1.63)	2.91
Less Distributions Declared to Shareholders:
From net realized gains	(0.68)	—	—	(1.25)	(0.35)
Total distributions declared to shareholders	(0.68)	—	—	(1.25)	(0.35)
Net Asset Value, End of Period(c)	$ 16.22	$ 15.07	$ 11.03	$ 10.87	$ 13.75
Total return(c)(d)	12.71%	36.63%	1.47%	(12.37)%	26.63%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$179,486	$153,358	$11,652	$29,861	$23,767
Gross operating expenses(f)(g)	2.55%	2.55%	3.52%	3.30%	3.14%
Waiver/reimbursement	—	—	—	(0.36)%	(1.19)%
Net operating expenses(f)(h)	2.55%	2.55%	3.52%	2.94%	1.95%
Dividends and fees on securities sold short	0.77%	0.77%	1.03%	1.09%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	1.78%	1.78%	2.49%	1.85%	1.42%
Net investment loss	(2.09)%	(1.82)%	(2.48)%	(2.31)%	(1.26)%
Portfolio turnover rate	409%	538%	1,035%	1,336%	1,553%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 2.55%, 2.55%, 3.52%, 3.30% and 3.14% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
77

Financial Highlights

Highland Long/Short Healthcare Fund, Class C
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$ 14.50	$ 10.68	$10.59	$ 13.54	$11.04
Income from Investment Operations:
Net investment loss(a)	(0.42)	(0.35)	(0.31)	(0.34)	(0.23)
Redemption fees added to paid-in capital	—	— (a)(b)	— (a)(b)	0.01 (a)	— (a)(b)
Capital contributions (Note 1)	—	—	(0.03) (a)	—	—
Net realized and unrealized gain/(loss)(a)	2.08	4.17	0.43	(1.37)	3.08
Total from investment operations	1.66	3.82	0.09	(1.70)	2.85
Less Distributions Declared to Shareholders:
From net realized gains	(0.68)	—	—	(1.25)	(0.35)
Total distributions declared to shareholders	(0.68)	—	—	(1.25)	(0.35)
Net Asset Value, End of Period(c)	$ 15.48	$ 14.50	$10.68	$ 10.59	$13.54
Total return(c)(d)	12.02%	35.77%	0.85%	(13.04)%	26.35%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$83,971	$47,964	$ 5,460	$ 9,181	$ 6,075
Gross operating expenses(f)(g)	3.29%	3.25%	4.20%	3.95%	3.79%
Waiver/reimbursement	—	—	—	(0.36)%	(1.19)%
Net operating expenses(f)(h)	3.29%	3.25%	4.20%	3.59%	2.60%
Dividends and fees on securities sold short	0.84%	0.79%	1.07%	1.09%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	2.45%	2.46%	3.13%	2.50%	2.07%
Net investment loss	(2.81)%	(2.51)%	(3.05)%	(2.96)%	(1.91)%
Portfolio turnover rate	409%	538%	1,035%	1,336%	1,553%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.28%, 3.25%, 4.20%, 3.95% and 3.79% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
78

Highland Funds I Prospectus
October 31, 2015
Financial Highlights

Highland Long/Short Healthcare Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$ 15.40	$ 11.23	$ 11.03	$ 13.88	$ 11.26
Income from Investment Operations:
Net investment loss(a)	(0.30)	(0.22)	(0.21)	(0.24)	(0.11)
Redemption fees added to paid-in capital	—	— (a)(b)	— (a)(b)	0.01 (a)	— (a)(b)
Capital contributions (Note 1)	—	—	(0.03) (a)	—	—
Net realized and unrealized gain/(loss)(a)	2.24	4.39	0.44	(1.37)	3.08
Total from investment operations	1.94	4.17	0.20	(1.60)	2.97
Less Distributions Declared to Shareholders:
From net realized gains	(0.68)	—	—	(1.25)	(0.35)
Total distributions declared to shareholders	(0.68)	—	—	(1.25)	(0.35)
Net Asset Value, End of Period(c)	$ 16.66	$ 15.40	$ 11.23	$ 11.03	$ 13.88
Total return(c)(d)	13.16%	37.13%	1.81%	(11.95)%	26.79%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$454,021	$112,879	$13,801	$14,210	$13,705
Gross operating expenses(f)(g)	2.41%	2.26%	3.24%	2.95%	2.79%
Waiver/reimbursement	—	—	— (i)	(0.36)%	(1.19)%
Net operating expenses(f)(h)	2.41%	2.26%	3.24%	2.59%	1.60%
Dividends and fees on securities sold short	0.96%	0.80%	1.13%	1.09%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	1.45%	1.46%	2.11%	1.50%	1.07%
Net investment loss	(1.90)%	(1.51)%	(1.95)%	(1.96)%	(0.91)%
Portfolio turnover rate	409%	538%	1,035%	1,336%	1,553%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 2.40%, 2.26%, 3.24%, 2.95% and 2.79% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	Represents less than 0.005%.
79

Financial Highlights

Highland Opportunistic Credit Fund, Class A
Selected data for a share outstanding throughout each period is as follows:
For the Year Ended 06/30/15*
Net Asset Value, Beginning of Period	$ 6.22
Income from Investment Operations:
Net investment income(a)	0.24
Net realized and unrealized loss(a)	(0.93)
Total from investment operations	(0.69)
Less Distributions Declared to Shareholders:
From net investment income	(0.23)
Total distributions declared to shareholders	(0.23)
Net Asset Value, End of Period(b)	$ 5.30
Total return(b)(c)	(11.14)%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$ 7,730
Gross expenses	2.30%
Waiver/reimbursement	(1.03)%
Net operating expenses(e)	1.27%
Net investment income	4.43%
Portfolio turnover rate	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
80

Highland Funds I Prospectus
October 31, 2015
Financial Highlights

Highland Opportunistic Credit Fund, Class C
Selected data for a share outstanding throughout each period is as follows:
For the Year Ended 06/30/15*
Net Asset Value, Beginning of Period	$ 6.22
Income from Investment Operations:
Net investment income(a)	0.21
Net realized and unrealized loss(a)	(0.93)
Total from investment operations	(0.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.20)
Total distributions declared to shareholders	(0.20)
Net Asset Value, End of Period(b)	$ 5.30
Total return(b)(c)	(11.61)%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$ 160
Gross expenses	2.80%
Waiver/reimbursement	(1.03)%
Net operating expenses(e)	1.77%
Net investment income	3.88%
Portfolio turnover rate	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class C shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
81

Financial Highlights

Highland Opportunistic Credit Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:
	For the Year Ended 06/30/15*	For the Six Months Ended 06/30/14**	2013**	2012**	2011**	2010**
Net Asset Value, Beginning of Period	$ 6.21	$ 6.04	$ 4.49	$ 3.36	$ 3.60	$ 6.98
Income from Investment Operations:
Net investment income/(loss)	0.26 (a)	(0.05)	0.05	(0.04) (a)	(0.01)	0.06 (a)
Net realized and unrealized gain/(loss)	(0.92)	0.22	1.50	1.17	(0.23)	0.46
Distributions from net investment income to preferred shareholders, including declared distributions	—	—	—	—	—	(0.03)
Total from investment operations shareholders	(0.66)	0.17	1.55	1.13	(0.24)	0.49
Less Distributions Declared to Shareholders:
From net investment income	(0.25)	—	—	—	—	(0.05)
From return of capital	—	—	—	—	—	(3.82)
Total distributions declared to shareholders	(0.25)	—	—	—	—	(3.87)
Net Asset Value, End of Period(b)	$ 5.30	$ 6.21	$ 6.04	$ 4.49	$ 3.36	$ 3.60
Total return(b)(c)	(10.63)%	2.81% (d)	34.52%	33.23%	(6.39)%	12.88%
Ratios based on average net assets of common shares:
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$78,893	$2,721	$ 816	$ 605	$2,757	$ 2,951
Gross expenses	1.95%	4.23%	8.52%	6.86%	5.77%	3.94%
Waiver/reimbursement	(1.04)%	—	—	—	—	—
Net operating expenses(e)	0.91%	4.23%	8.52%	6.86%	5.77%	3.94%
Net investment income/(loss)	4.80%	(1.53)%	0.93%	(1.55)%	(0.27)%	1.46% (f)
Common and Preferred Share Information at End of Period:
Ratios based on net assets of common and preferred shares:
Gross expenses	1.95%	4.23%	8.52%	6.86%	5.77%	3.88%
Waiver/reimbursement	(1.04)%	—	—	—	—	—
Net operating expenses(e)	0.91%	4.23%	8.52%	6.86%	5.77%	3.88%
Net investment income/(loss)	4.81%	(1.53)%	0.93%	(1.55)%	(0.27)%	1.33%
Portfolio turnover rate	41%	—	—	—	8%	3% ( g)
Preferred Share Information at End of Period
Aggregate amount outstanding, end of period (000’s)	$ —	$ —	$ —	$ —	$ —	$ —
Asset coverage per share(h)	$ —	$ —	$ —	$ —	$ —	$ —

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.
**	Historical data shown is that of the Highland Special Situations Fund, which reorganized into the Highland Opportunistic Credit Fund on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
82

Highland Funds I Prospectus
October 31, 2015
Financial Highlights

(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(f)	Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 1.34% for the year ended December 31, 2010.
(g)	Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.
(h)	Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.
During the year ended December 31, 2010 all the preferred shares were redeemed.
83

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Funds. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.
84

Highland Funds I Prospectus
October 31, 2015

Investment Adviser
Highland Capital Management Fund Advisors, L.P.
200 Crescent Court, Suite 700
Dallas, Texas 75201

Transfer Agent
Boston Financial Data Services, Inc.
30 Dan Road Suite
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Distributor
Highland Capital Funds Distributor, Inc.
200 Crescent Court, Suite 700
Dallas, Texas 75201

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

PO Box 8656
Boston, Massachusetts 02266-8656
http://highlandfunds.com
Highland Funds I
You will find additional information about the Funds in the following documents:
Statement of Additional Information (SAI): The SAI contains additional information about each Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports to Shareholders: Additional information about the Funds’ investments will be available in the Funds’ semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information on the hours and operation of the Public Reference Room. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
You may obtain a free copy of the SAI or the Funds annual/semi-annual report and make shareholder inquiries by contacting:
Telephone 1-877-665-1287
Website http://highlandfunds.com
Standard Mail:
Highland Funds
PO Box 8656
Boston, Massachusetts 02266-8656
Overnight Mail:
Highland Funds
30 Dan Road, Suite 8656
Canton, MA 02021-2809
The Trust’s Investment Company Act
Registration Number: 811-21866
HFI-PROS-1015

Prospectus

October 31, 2015

FUND	Principal U.S. Listing Exchange	Ticker Symbol

Highland/iBoxx Senior Loan ETF	NYSE Arca, Inc.	SNLN

Highland HFR Global ETF	NYSE Arca, Inc.	HHFR

Highland HFR Event-Driven ETF	NYSE Arca, Inc.	DRVN

Highland HFR Equity Hedge ETF	NYSE Arca, Inc.	HHDG

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured May Lose Value No Bank Guarantee

Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2015

Highland/iBoxx Senior Loan ETF

Ticker: SNLN — NYSE Arca, Inc.

Investment Objective

The investment objective of Highland/iBoxx Senior Loan ETF (the “Fund”) is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment).

Management Fee	0.45%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.73%
Expense Reimbursement[1]	-0.18%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.55%
1	Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees (the “Board”). Highland Funds I (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser within thirty-six (36) months of the date such amounts were paid, waived or reimbursed . The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

1 Year	3 Years	5 Years	10 Years
$56	$215	$388	$890

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization, market sector or industry. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in derivatives to track the Underlying Index, such as futures contracts, options on futures contracts, options, and swaps with the 20% basket. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index as a proxy for the senior secured loan universe. The Underlying Index is a subset of the Markit iBoxx USD Leveraged Loan Index. “Leveraged Loans” are loans to companies that typically already have a high amount of debt and are often characterized by lower credit ratings or higher interest rates. The Underlying Index is a rules-based index consisting of some of the largest, most liquid Leveraged Loans, as measured by the number of active market participants trading the security and the dollar face amount of outstanding senior loans issued. Currently, loans eligible for inclusion in the Underlying Index are measured by type, size, liquidity, spread, credit rating and minimum time to maturity.

The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of

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securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Component Securities primarily consist of senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may include emerging markets (“Borrowers”). The Fund will, under normal circumstances, invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes) in Senior Loans. Senior Loans, at the time of the Fund’s purchase, have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders. The Component Securities in which the Fund will invest are expected to be below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Underlying Index may include, and the Fund may acquire and retain in its portfolio, below investment grade or unrated securities, including loans of Borrowers that are insolvent or in default, provided that all criteria of the Underlying Index, including liquidity requirements, are met.

The Fund may invest in participations (“Participations”) in Senior Loans and may purchase assignments (“Assignments”) of portions of Senior Loans from third parties. Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) The Fund is not intended to be a complete investment program Except for investment restrictions designated as fundamental in this Prospectus or in the Fund’s Statement of Additional Information (“SAI”), the investment policies described in this Prospectus or the Fund’s SAI are not fundamental and may be changed without shareholder approval.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value (“NAV”) and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Leveraged Loans are subject to the same risks typically

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2015

associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Market Securities Risk. Emerging markets risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk. Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Focused Investment Risk. The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

High-Yield Debt Securities Risk. Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk. The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

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Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Lender Liability Risk. A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to such liability.

Limited Information Risk. The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Loan Participation Risk. In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk. Fund shares will be listed for trading on NYSE Arca, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2015

those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk. Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Passive Investment Risk. The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Prepayment Risk. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Regulatory Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing the Fund’s investment results from November 6, 2012 (commencement of operations) through December 31, 2014 and how the Fund’s average annual returns for various periods compare with a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. For a portion of the periods, the Fund had expense limitations, without which returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.

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Annual Total Returns

The bar chart shows the performance of the Fund as of December 31.

The highest calendar quarter total return of the Fund was 2.39% for the quarter ended March 31, 2013 and the lowest calendar quarter total return was -1.19% for the quarter ended September 30, 2014. The Fund’s year-to-date total return through September 30, 2015 was -0.75%.

Average Annual Total Returns

Annualized Total Returns for the period ended December 31, 2014.

	1 Year	Since Inception (11/6/12)
Return Before Taxes	0.71%	3.08%
Return After Taxes on Distributions	-1.14%	0.99%
Return After Taxes on Distributions and Redemptions	0.41%	1.42%
Markit iBoxx USD Liquid Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	1.10%	3.22%

After-tax returns in the table above are shown on a before- and after-tax returns basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	Inception in 2012	Executive Vice President

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund will issue and redeem shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Highland HFR Global ETF — Summary

Ticker: HHFR — NYSE Arca, Inc.

Investment Objective

The investment objective of Highland HFR Global ETF (the “Fund”) is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Global Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

Management Fee	0.85%
Other Expenses	1.14%
Dividends and Fees on Securities Sold Short	1.14%
Total Annual Fund Operating Expenses	1.99%

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

1 Year	3 Years	5 Years	10 Years
$202	$624	$1,073	$2,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period from June 1, 2015 (commencement of operations) through June 30, 2015, the Fund’s turnover rate was 25%.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets (the “80% basket”) in component securities of its underlying index. The Underlying Index is comprised of equity and debt securities of U.S. and foreign companies, including emerging market companies, that Hedge Fund Research, Inc. (the “Index Provider” or “HFR”) believes track the returns of hedge funds that employ hedge fund strategies.

The Underlying Index is comprised of securities selected within the following hedge fund strategies:

•

Event Driven: Event-driven strategies are based on investment in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations, share buybacks and other extraordinary corporate transactions.

•

Relative Value: Relative value strategies emphasize trades which derive returns from the relationship between two securities. Hedge fund managers of these strategies will generally take offsetting long and short positions in similar or related securities when their values are temporarily distorted.

•	Equity Hedge: Equity hedge strategies combine long holdings of equity securities with short sales of stock, stock indices or derivatives related to equity markets.

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Macro: Macro strategies attempt to identify extreme price valuations in stock markets, fixed income markets, interest rates, currencies and commodities by anticipating price movements in these markets.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index. The Underlying Index is a rules-based index that seeks to track the returns of hedge funds that employ hedge fund strategies by including securities held by such hedge funds. The Underlying Index is constructed to track returns of hedge funds by using a proprietary filtering, monitoring and quantitative selection process to select appropriate securities from a database of hedge fund information. The Underlying Index does not include hedge funds (i.e., unlisted, privately offered funds). These strategies may include but are not limited to long/short equity, macro, event-driven and other strategies commonly used by hedge fund managers. The Fund seeks to achieve its investment objective by investing in debt securities and listed equity securities of U.S. and foreign companies. The Underlying Index does not maintain more than 50% exposure in securities representing any one hedge fund strategy. In seeking to achieve its investment objective, the Fund may take short positions in equity securities. In the future, the Fund may gain exposure to commodities by investing up to 20% of its total assets in a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by Highland Capital Management Fund Advisors, L.P. and will have the same investment objective as the Fund.

The Underlying Index is sponsored by HFR, an organization that is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. As of June 30, 2015, the Underlying Index included 513 securities with a weighted average market capitalization of $32 billion. For more information about the Underlying Index, see “Description of Underlying Indexes” in this Prospectus.

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The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index, including derivatives such as futures contracts, options on futures contracts and options, and securities issued by other investment companies, including other exchange-traded funds. The Fund generally intends to invest in swaps, the returns of which may be based on the performance of indices, separately managed accounts or combinations of other instruments that the Adviser believes to be representative of the Underlying Index. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents.

The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program. Except for investment restrictions designated as fundamental in this Prospectus or in the Fund’s Statement of Additional Information (“SAI”), the investment policies described in this Prospectus or the Fund’s SAI are not fundamental and may be changed without shareholder approval.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Activist Investing Risk. The Fund invests in stocks of companies that are the subject of activist investing by hedge fund managers. Many activist investments may require a long-term holding period in order to fully implement the strategy proposed by the hedge fund manager. Until a catalyst event (such as a transaction announcement or other specific one-time event leading to activist mobilization) occurs or the changes proposed by the hedge fund manager are implemented, it may be difficult to unlock the value believed to exist and as a result, it may take time for the Fund to realize the gains that are anticipated. The hedge fund manager’s evaluation of companies in which to invest may prove incorrect, or the efforts of the activist investments may not be successful; even if successful, the activist investing may have unintended effects or cause the Fund’s investment to lose value. If the activist strategy is not successful, the market price of the company’s securities will typically fall.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk. Unlike most other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially in cash and partially in-kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Convertible Bond Arbitrage Risk. Convertible bond arbitrage is an investment strategy which involves taking opposite positions in the market with respect to convertible securities, in which an investor purchases convertible securities while simultaneously selling short the issuer’s common stock in an effort to profit from a potential inefficiency in the value of a convertible security relative to the issuer’s common stock. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. In the event that the perceived mispricings underlying the positions of the Fund were to fail to materialize as expected by the Fund, the Fund could incur a loss.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

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Highland HFR Global ETF — Summary

October 31, 2015

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value (“NAV”) and the market price of the Fund’s shares.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the initial amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has implemented a new regulatory framework for the derivatives market. The full impact of the new regulations is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Distressed and Defaulted Securities Risk. Distressed and defaulted securities risk is the risk that securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default, will generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Emerging Market Securities Risk. Emerging markets risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Equity securities risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Event-Driven Investing Risk. Event-driven strategies analyze various transactions in order to predict a likely outcome and commit capital in a way that benefits from that outcome. Event-driven strategies are broad in scope and employ a diverse set of securities, including common and preferred stock, debt securities, warrants, stubs and derivatives. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Fund may incur a loss on the investments. There can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

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Fixed Income Arbitrage Risk. Fixed income arbitrage is an investment strategy which involves taking opposite positions in the market with respect to a bond in an effort to profit from small price discrepancies while limiting interest rate risk. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. In the event that the perceived mispricings underlying the positions of the Fund were to fail to materialize as expected by the Fund, the Fund could incur a loss.

Fixed Income Market Risk. Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Fund.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign taxes on the income from, or on the disposition of, such investments. Those taxes will reduce the Fund’s yield on any such securities.

Global Macro Trading Systems Risk. The use of these trading systems in the strategy’s investment and trading activities involves special risks, both in the development of the trading systems and in their implementation. The accuracy of the trading signals (i.e., indicators of when a trade may be desirable) produced by the trading systems is dependent on a number of factors, including without limitation the analytical and mathematical foundation of the trading systems, the accurate incorporation of such principles in a complex technical and coding environment, the quality of the data introduced into the trading systems and the successful deployment of the trading systems’ output into the investment process. Software development and implementation errors and other types of trading system or human errors are an inherent risk of employing complex quantitatively-based trading systems in investment and trading processes. Trading systems may operate or be operated erroneously. Such errors may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data, and/or the failure to take certain hedging or risk reducing actions. These errors, including errors that appear in software codes from time to time, may be very hard to detect, may go undetected for long periods of time, or may never be detected. The degradation or impact caused by errors may be compounded over time. Such errors could, at any time, have a material adverse effect on the performance of the Fund.

High-Yield Debt Securities Risk. Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk. The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Index Methodology Risk. The Underlying Index may not include investments held by all (or a representative sample of) hedge funds that follow the Fund’s strategy because not all such hedge funds report information to the Index Provider in order for their investments to be represented in the Underlying Index. Therefore, the Underlying Index may not fully represent the performance of hedge funds employing the strategies described herein.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to

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Highland HFR Global ETF — Summary

October 31, 2015

decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Market Price Variance Risk. Fund Shares are expected to be listed for trading on NYSE Arca, Inc. (the “Exchange”) and will be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in the net asset value (“NAV”) and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

MLP Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Fluctuations in underlying commodity prices that are generally associated with MLPs may unfavorably impact earnings and cash flow distributions. Changes in the regulatory environment could adversely affect the profitability of MLPs. Rising interest rates could result in a higher cost of capital for MLPs.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Passive Investment Risk. The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Prepayment Risk. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Real Estate Risk. Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sale Risk. Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is

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being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Subsidiary Risk. In the future, the Fund may invest up to 20% of its total assets in the Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund.

Additionally, the Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Code. The Internal Revenue Service (the “IRS”) issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gains generated by investments in commodity index-linked notes and income generated by investments in a subsidiary.

A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations.

If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Swaps Risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Certain separately managed accounts (“SMAs”) that are designed to track the performance of an index may serve as the underlying reference asset for total return swaps used by the Fund (“SMA Total Return Swaps”). This investment technique provides the Fund with synthetic long investment exposure to the performance of the SMA through payments made by a swap counterparty to the Fund that reflect the positive total return, net of fees of the SMA. In exchange, the Fund makes periodic payments to the counterparty under the swap of certain upfront and/or monthly transaction fees as well as payments reflecting any negative total return on the SMA. The swap generally provides a Fund with the economic equivalent of ownership of the portfolio of the SMA through an entitlement to receive any gains realized by the SMA, which may be netted against the financing expenses of the swap, and an obligation to pay any losses realized by the SMA. The

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Highland HFR Global ETF — Summary

October 31, 2015

performance of an SMA Total Return Swap is subject to the performance and the risks of the index the SMA seeks to track, and ultimately, of the underlying SMA and its investment portfolio. The expenses paid by the underlying SMA holder (including fees paid on the basis of the performance of the underlying account manager) reduce the performance returns of the SMA’s investments and those expenses are embedded in the performance returns of the SMA Total Return Swap. The Fund’s use of SMA Total Return Swaps will also subject the Fund to the risks of leverage, to the extent utilized by the SMAs.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Fund is not obligated to rebalance when the Underlying Index rebalances, the risk of tracking error may increase following the rebalancing of the Underlying Index.

Value Investing Style Risk. The Underlying Index, and thus the Fund, emphasizes a “value” style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

Performance information for the Fund is not provided because the Fund did not have a full calendar year of performance as of the date of the Prospectus. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	Inception in 2015	Executive Vice President

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

Highland HFR Event-Driven ETF — Summary

Ticker: DRVN — NYSE Arca, Inc.

Investment Objective

The investment objective of Highland HFR Event-Driven ETF (the “Fund”) is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Event-Driven Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

Management Fee	0.85%
Other Expenses	1.47%
Dividends and Fees on Securities Sold Short	1.47%
Total Annual Fund Operating Expenses	2.32%

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

1 Year	3 Years	5 Years	10 Years
$235	$724	$1,240	$2,656

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period from June 1, 2015 (commencement of operations) through June 30, 2015, the Fund’s turnover rate was 23%.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets (the “80% basket”) in component securities of its underlying index. The Underlying Index is comprised of equity and debt securities of U.S. and foreign companies that Hedge Fund Research, Inc. (the “Index Provider” or “HFR”) believes track the returns of hedge funds that employ event-driven strategies by including securities held by such hedge funds.

The Underlying Index is comprised of securities selected within the following hedge fund strategy:

•

Event Driven: Event-driven strategies are based on investment in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations, share buybacks and other extraordinary corporate transactions.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index. The Underlying Index is a rules-based index that seeks to track the returns of hedge funds that employ event-driven strategies by including securities held by such hedge funds. The Underlying Index is constructed to track returns of hedge funds by using a proprietary filtering, monitoring and quantitative selection process to select appropriate securities from a database of hedge fund information. The Underlying Index does not include hedge funds (i.e., unlisted, privately offered funds). Event-driven strategies take advantage of transaction announcements and other specific one-time events. Event-driven strategies utilize an investment process that identifies equity opportunities in companies which are currently engaged in a corporate transaction, such as mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated. Event-driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. The Fund seeks to achieve its investment objective by investing in debt securities and listed equity securities of U.S. and foreign companies. In seeking to achieve its investment objective, the Fund may take short positions in equity securities.

The Underlying Index is sponsored by HFR, an organization that is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. As of June 30, 2015, the Underlying Index included 105 securities with a weighted average market capitalization of $28 billion. For more information about the Underlying Index, see “Description of Underlying Indexes” in this Prospectus.

The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index, including derivatives such as futures contracts, options on futures contracts and options, and securities issued by other investment companies, including other exchange-traded funds. The Fund generally intends to invest in swaps, the returns of which may be based on the performance of indices, separately managed accounts or combinations of other instruments that the Adviser believes to be representative of the Underlying Index. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents.

14

Highland HFR Event-Driven ETF — Summary

October 31, 2015

The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization, average principal amount outstanding and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program. Except for investment restrictions designated as fundamental in this Prospectus or in the Fund’s Statement of Additional Information (“SAI”), the investment policies described in this Prospectus or the Fund’s SAI are not fundamental and may be changed without shareholder approval.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Activist Investing Risk. The Fund invests in stocks of companies that are the subject of activist investing by hedge fund managers. Many activist investments may require a long-term holding period in order to fully implement the strategy proposed by the hedge fund manager. Until a catalyst event (such as a transaction announcement or other specific one-time event leading to activist mobilization) occurs or the changes proposed by the hedge fund manager are implemented, it may be difficult to unlock the value believed to exist and as a result, it may take time for the Fund to realize the gains that are anticipated. The hedge fund manager’s evaluation of companies in which to invest may prove incorrect, or the efforts of the activist investments may not be successful; even if successful, the activist investing may have unintended effects or cause the Fund’s investment to lose value. If the activist strategy is not successful, the market price of the company’s securities will typically fall.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk. Unlike most other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially in cash and partially in-kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value (“NAV”) and the market price of the Fund’s shares.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the initial amount invested, (4) derivatives

15

not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has implemented a new regulatory framework for the derivatives market. The full impact of the new regulations is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Distressed and Defaulted Securities Risk. Distressed and defaulted securities risk is the risk that securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default, will generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Emerging Markets Securities Risk. Emerging markets risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Equity securities risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Event-Driven Investing Risk. Event-driven strategies analyze various transactions in order to predict a likely outcome and commit capital in a way that benefits from that outcome. Event-driven strategies are broad in scope and employ a diverse set of securities, including common and preferred stock, debt securities, warrants, stubs and derivatives. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Fund may incur a loss on the investments. There can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk. Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Fund.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign taxes on the income from, or on the disposition of, such investments. Those taxes will reduce the Fund’s yield on any such securities.

High-Yield Debt Securities Risk. Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with

16

Highland HFR Event-Driven ETF — Summary

October 31, 2015

respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk. The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Index Methodology Risk. The Underlying Index may not include investments held by all (or a representative sample of) hedge funds that follow the Fund’s strategy because not all such hedge funds report information to the Index Provider in order for their investments to be represented in the Underlying Index. Therefore, the Underlying Index may not fully represent the performance of hedge funds employing the strategies described herein.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Market Price Variance Risk. Fund Shares are expected to be listed for trading on NYSE Arca, Inc. (the “Exchange”) and will be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in the net asset value (“NAV”) and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

MLP Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Fluctuations in underlying commodity prices that are generally associated with MLPs may unfavorably impact earnings and cash flow distributions. Changes in the regulatory environment could adversely affect the profitability of MLPs. Rising interest rates could result in a higher cost of capital for MLPs.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-

17

payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Passive Investment Risk. The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Prepayment Risk. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sale Risk. Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Swaps Risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Certain separately managed accounts (“SMAs”) that are designed to track the performance of an index may serve as the underlying reference asset for total return swaps used by the Fund (“SMA Total Return Swaps”). This investment technique provides the Fund with synthetic long investment exposure to the performance of the SMA through payments made by a swap counterparty to the Fund that reflect the positive total return, net of fees of the SMA. In exchange, the Fund makes periodic payments to the counterparty under the swap of certain upfront and/or monthly transaction fees as well as payments reflecting any negative total return on the SMA. The swap generally provides a Fund with the economic equivalent of ownership of the portfolio of the SMA through an entitlement to receive any gains realized by the SMA, which may be netted against the financing expenses of the swap, and an obligation to pay any losses realized by the SMA. The performance of an SMA Total Return Swap is subject to the performance and the risks of the index the SMA seeks to track, and ultimately, of the underlying SMA and its investment portfolio. The expenses paid by the underlying SMA holder (including fees paid on the basis of the performance of the underlying account manager) reduce the performance returns of the SMA’s investments and those expenses are embedded in the performance returns of the SMA Total Return Swap. The Fund’s use of SMA Total Return Swaps will also subject the Fund to the risks of leverage, to the extent utilized by the SMAs.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Fund is not obligated to rebalance when the Underlying Index rebalances, the risk of tracking error may increase following the rebalancing of the Underlying Index.

Value Investing Style Risk. The Underlying Index, and thus the Fund, emphasizes a “value” style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

18

Highland HFR Event-Driven ETF — Summary

October 31, 2015

Performance

Performance information for the Fund is not provided because the Fund did not have a full calendar year of performance as of the date of the Prospectus. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	Inception in 2015	Executive Vice President

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

Highland HFR Equity Hedge ETF — Summary

Ticker: HHDG — NYSE Arca, Inc.

Investment Objective

The investment objective of Highland HFR Equity Hedge ETF (the “Fund”) is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Equity Hedge Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

Management Fee	0.85%
Other Expenses	0.84%
Dividends and Fees on Securities Sold Short	0.84%
Total Annual Fund Operating Expenses	1.69%

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

1 Year	3 Years	5 Years	10 Years
$172	$533	$918	$1,998

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period from June 1, 2015 (commencement of operations) through June 30, 2015, the Fund’s turnover rate was 16%.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets (the “80% basket”) in component securities of its underlying index. The Underlying Index is comprised of equity securities of U.S. and foreign companies that Hedge Fund Research, Inc. (the “Index Provider” or “HFR”) believes track the returns of hedge funds that employ equity hedge strategies by including securities held by such hedge funds.

The Underlying Index is comprised of securities selected within the following hedge fund strategy:

•	Equity Hedge: Equity hedge strategies combine long holdings of equity securities with short sales of stock, stock indices or derivatives related to equity markets.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index. The Underlying Index is a rules-based index that seeks to track the returns of hedge funds that employ fundamental value strategies by including securities held by such hedge funds. The Underlying Index is constructed to track returns of hedge funds by using a proprietary filtering, monitoring and quantitative selection process to select appropriate securities from a database of hedge fund performance information. The Underlying Index does not include hedge funds (i.e., unlisted, privately offered funds). Fundamental value strategies involve techniques that evaluate companies based on valuation criteria by which the hedge fund manager determines the company to be undervalued and inexpensive, by analyzing the company’s financial statements. Fundamental value strategies employ investment processes intended to identify investments that are attractive opportunities due to their current market value being discounted to what the hedge fund manager determines to be the company’s fundamental value. The Fund seeks to achieve its investment objective by investing in debt securities and listed equity securities of U.S. and foreign companies. In seeking to achieve its investment objective, the Fund may take short positions in equity securities.

The Underlying Index is sponsored by HFR, an organization that is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. As of June 30, 2015, the Underlying Index included 544 securities with a weighted average market capitalization of $47 billion. For more information about the Underlying Index, see “Description of Underlying Indexes” in this Prospectus.

The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index, including derivative such as futures contracts, options on futures contracts and options, and securities issued by other investment companies, including other exchange-traded funds. The Fund generally intends to invest in swaps, the returns of which may be based on the performance of indices, separately managed accounts or combinations of other instruments that the Adviser believes to be representative of the Underlying Index. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents.

The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on

20

Highland HFR Equity Hedge ETF — Summary

October 31, 2015

factors such as market capitalization and industry weightings) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program. Except for investment restrictions designated as fundamental in this Prospectus or in the Fund’s Statement of Additional Information (“SAI”), the investment policies described in this Prospectus or the Fund’s SAI are not fundamental and may be changed without shareholder approval.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk. Unlike most other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially in cash and partially in-kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value (“NAV”) and the market price of the Fund’s shares.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the initial amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has implemented a new regulatory framework for the derivatives market. The full impact of the new regulations is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Market Securities Risk. Emerging markets risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These

21

heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Equity securities risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk. Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Fund.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign taxes on the income from, or on the disposition of, such investments. Those taxes will reduce the Fund’s yield on any such securities.

High-Yield Debt Securities Risk. Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk. The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Index Methodology Risk. The Underlying Index may not include investments held by all (or a representative sample of) hedge funds that follow the Fund’s strategy because not all such hedge funds report information to the Index Provider in order for their investments to be represented in the Underlying Index. Therefore, the Underlying Index may not fully represent the performance of hedge funds employing the strategies described herein.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

22

Highland HFR Equity Hedge ETF — Summary

October 31, 2015

Market Price Variance Risk. Fund Shares are expected to be listed for trading on NYSE Arca, Inc. (the “Exchange”) and will be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in the net asset value (“NAV”) and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

MLP Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Fluctuations in underlying commodity prices that are generally associated with MLPs may unfavorably impact earnings and cash flow distributions. Changes in the regulatory environment could adversely affect the profitability of MLPs. Rising interest rates could result in a higher cost of capital for MLPs.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Passive Investment Risk. The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Prepayment Risk. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sale Risk. Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Swaps Risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an

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interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Certain separately managed accounts (“SMAs”) that are designed to track the performance of an index may serve as the underlying reference asset for total return swaps used by the Fund (“SMA Total Return Swaps”). This investment technique provides the Fund with synthetic long investment exposure to the performance of the SMA through payments made by a swap counterparty to the Fund that reflect the positive total return, net of fees of the SMA. In exchange, the Fund makes periodic payments to the counterparty under the swap of certain upfront and/or monthly transaction fees as well as payments reflecting any negative total return on the SMA. The swap generally provides a Fund with the economic equivalent of ownership of the portfolio of the SMA through an entitlement to receive any gains realized by the SMA, which may be netted against the financing expenses of the swap, and an obligation to pay any losses realized by the SMA. The performance of an SMA Total Return Swap is subject to the performance and the risks of the index the SMA seeks to track, and ultimately, of the underlying SMA and its investment portfolio. The expenses paid by the underlying SMA holder (including fees paid on the basis of the performance of the underlying account manager) reduce the performance returns of the SMA’s investments and those expenses are embedded in the performance returns of the SMA Total Return Swap. The Fund’s use of SMA Total Return Swaps will also subject the Fund to the risks of leverage, to the extent utilized by the SMAs.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Fund is not obligated to rebalance when the Underlying Index rebalances, the risk of tracking error may increase following the rebalancing of the Underlying Index.

Value Investing Style Risk. The Underlying Index, and thus the Fund, emphasizes a “value” style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

Performance information for the Fund is not provided because the Fund did not have a full calendar year of performance as of the date of the Prospectus. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	Inception in 2015	Executive Vice President

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

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Highland HFR Equity Hedge ETF — Summary

October 31, 2015

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Description of Underlying Indexes

Additional information about each Fund’s Underlying Index construction is set forth below.

Highland/iBoxx Senior Loan Index

The Underlying Index is a subset of the benchmark Markit iBoxx USD Leveraged Loan Index (USD LLI), and is designed to track the broader market with a smaller subset of index constituents. Constituents are calculated at the end of each business day and re-balanced at the end of each month.

The selection process will involve the identification of the eligible universe using the following eligibility criteria: loan type, minimum size, liquidity/depth of market, spread, credit rating, and minimum time to maturity. If the size of the eligible universe is greater than the target number of loans, the liquidity ranking procedure will be used to determine the final index constituents. Only USD-denominated loans are eligible for the index. A minimum facility size of USD $500mm nominal is required to be eligible for the index. The liquidity check is based on the 3-month period prior to the rebalancing cut-off date (liquidity test period). Only loans with a minimum liquidity/depth of 2 for at least 50% of trading days of the liquidity test period are eligible for the indices. Loans issued less than 3 months prior to the rebalancing cut-off date require a minimum liquidity/depth of 3 for at least 50% of trading days in the period from the issue date to the rebalancing cut-off date. Only sub-investment grade loans are eligible for the index (including defaulted loans). Rated loans must have a minimum current spread of 125 basis points over LIBOR to be eligible for the index. A minimum initial time to maturity of 1 year is required for potential constituents.

The target number of loans is 100. Loans will be removed from the index if they are no longer present in the current eligible universe or are not ranked within the first 125 places in terms of 3 month average liquidity score. On every subsequent rebalancing, the number of new loans to be selected will be equal to the number of loans which will be removed from the index.

As of June 30, 2015, the Underlying Index included 100 securities with a weighted average facility size of $2.8 billion. These amounts are subject to change.

HFRL Global Index

The Underlying Index is designed to be representative of the overall composition of the hedge fund universe by providing exposure to four principal hedge fund strategies: equity hedge, event driven, macro/commodity trading advisor and relative value arbitrage. The Index Provider uses a proprietary filtering, monitoring and quantitative selection process of the universe of approximately 6,000 hedge funds that provide performance information to the HFR database to determine inclusion in the Underlying Index. This selection process, among other things, identifies hedge funds that generally have a multi-year performance history, have at least $50 million in assets under management, provide daily trading transparency to HFR and are open to new investors.

The Underlying Index methodology is based on defined and predetermined rules and objective criteria to select and rebalance Index constituents. The Underlying Index constituents are asset weighted based on the distribution of assets within the hedge fund industry. On a monthly basis, the Index Provider analyzes the portfolio positions of the Underlying Index constituents and evaluates each security as a percentage of the aggregate portfolio of all Underlying Index constituents. Securities in the top 70% of the portfolio on a market value basis are then selected for inclusion in the Underlying Index.

The maximum weight for any single security in the Underlying Index is 25%. The Underlying Index must include no more than two (2) single security positions whose weight is between 5% and 25% of the Underlying Index and the balance of the Underlying Index portfolio must be composed of a minimum of ten (10) positions with none of these positions exceeding 5% of the Underlying Index. The maximum weight for securities in any one industry segment may not exceed 25% of the Underlying Index. All security positions in the Underlying Index must be capable of being liquidated in seven (7) Business Days.

To be eligible for inclusion in the Underlying Index, stocks must have a market capitalization greater than $30 million and a stock price greater than $1.00 on a rebalancing date. Stocks must have at least $75 million in equity float and fixed income securities must have at least $75 million in notional value outstanding to be eligible for inclusion in the Underlying Index. Stocks must also have a six-month average monthly trading volume of at least $25 million in notional value to be eligible for the Underlying Index and issuers of such stocks must have traded at least an average of 250,000 shares per month over the last six months. Limited partnerships, royalty trusts, real estate investment trusts (“REITs”) and publicly traded partnerships that generate or have generated unrelated business taxable income are not eligible for inclusion in the Underlying Index.

As of June 30, 2015, the Underlying Index included 513 securities with a weighted average market capitalization of $32 billion. These amounts are subject to change.

The Underlying Index is calculated and maintained by the Index Provider. The Underlying Index is rebalanced on the first business day of each calendar month. The Underlying Index will be evaluated intra-month for net exposure movement by the Index Provider. Index weightings will be reconstituted to reflect market exposure changes by more than 10% from the prior business day or more than 15% from the prior week (calculated each Friday based on change from the exposure on the close of the preceding Friday). If Friday is not a business day, the immediately succeeding business day shall be used. Companies with recent stock exchange listings (i.e., initial public offering) or that have been spun-off from a corporate parent may be added to the Underlying Index on a quarterly basis, provided the companies meet all eligibility criteria.

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October 31, 2015

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website prior to the start of trading on the first business day of the calendar quarter. A press announcement identifying additions and deletions to the Underlying Index is issued on the last business day prior to a rebalancing date.

HFR Event-Driven Index

The Underlying Index is designed to provide exposure to hedge funds that employ event-driven strategies. The Index Provider uses a proprietary filtering, monitoring and quantitative selection process of the universe of approximately 6,000 hedge funds that provide performance information to the HFR database to determine inclusion in the Underlying Index. This selection process, among other things, identifies hedge funds that generally have a multi-year performance history, have at least $50 million in assets under management, provide daily trading transparency to HFR and are open to new investors. The Index Provider screens these hedge funds to determine which funds employ event-driven strategies. This process involves cluster analysis and representation analysis, which produces a set of hedge funds that are, with a high degree of confidence, accurately categorized as funds that have event-driven strategies.

The Underlying Index methodology is based on defined and predetermined rules and objective criteria to select and rebalance Index constituents. The Underlying Index constituents are asset weighted based on the distribution of assets within the event-driven strategy universe. On a monthly basis, the Index Provider analyzes the portfolio positions of all the Underlying Index constituents and evaluates each security as a percentage of the aggregate portfolio of all Underlying Index constituents. Securities in the top 70% of the portfolio on a market value basis are then selected for inclusion in the Underlying Index.

The maximum weight for any single security in the Underlying Index is 25%. The Underlying Index must include no more than two (2) single security positions whose weight is between 5% and 25% of the Underlying Index and the balance of the Underlying Index portfolio must be composed of a minimum of ten (10) positions with none of these positions exceeding 5% of the Underlying Index. The maximum weight for securities in any one industry segment may not exceed 25% of the Underlying Index. All security positions in the Underlying Index must be capable of being liquidated in seven (7) Business Days.

To be eligible for inclusion in the Underlying Index, stocks must have a market capitalization greater than $30 million and a stock price greater than $1.00 on a rebalancing date. Stocks must have at least $75 million in equity float and fixed income securities must have at least $75 million in notional value outstanding to be eligible for inclusion in the Underlying Index. Stocks must also have a six-month average monthly trading volume of at least $25 million in notional value to be eligible for the Underlying Index and issuers of such stocks must have traded at least an average of 250,000 shares per month over the last six months. Limited partnerships, REITs and publicly traded partnerships that generate or have generated unrelated business taxable income are not eligible for inclusion in the Underlying Index.

As of June 30, 2015, the Underlying Index included 105 securities with a weighted average market capitalization of $28 billion. These amounts are subject to change.

The Underlying Index is calculated and maintained by the Index Provider. The Underlying Index is rebalanced on the first business day of each calendar month. The Underlying Index will be evaluated intra-month for net exposure movement by the Index Provider. Index weightings will be reconstituted to reflect market exposure changes by more than 10% from the prior business day or more than 15% from the prior week (calculated each Friday based on change from the exposure on the close of the preceding Friday). If Friday is not a business day, the immediately succeeding business day shall be used. Companies with recent stock exchange listings (i.e., initial public offering) or that have been spun-off from a corporate parent may be added to the Underlying Index on a quarterly basis, provided the companies meet all eligibility criteria.

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website prior to the start of trading on the first business day of the calendar quarter. A press announcement identifying additions and deletions to the Underlying Index is issued on the last business day prior to a rebalancing date.

HFR Equity Hedge Index

The Underlying Index is designed to provide exposure to hedge funds that employ equity hedge strategies. The Index Provider uses a proprietary filtering, monitoring and quantitative selection process of the universe of approximately 6,000 hedge funds that provide performance information to the HFR database to determine inclusion in the Underlying Index. The Index Provider screens these hedge funds and SMAs to determine which funds and SMAs employ equity hedge strategies. This process involves cluster analysis and representation analysis, which produces a set of hedge funds and SMAs that are, with a high degree of confidence, accurately categorized as funds and SMAs that have equity hedge strategies.

The Underlying Index methodology is based on defined and predetermined rules and objective criteria to select and rebalance Index constituents. The Underlying Index constituents are asset weighted based on the distribution of assets within the equity hedge strategy universe. On a monthly basis, the Index Provider analyzes the portfolio positions of all the Underlying Index constituents and evaluates each security as a percentage of the aggregate portfolio of all Underlying Index constituents. Securities in the top 70% of the portfolio on a market value basis are then selected for inclusion in the Underlying Index. This process is done separately for the Underlying Index’s long and short positions. The net position is evaluated on a daily basis and

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should the net position fluctuate by more than 5% then the Underlying Index is updated to reflect the new net exposures using the same security weightings.

The maximum weight for any single security in the Underlying Index is 25%. The Underlying Index must include no more than two (2) single security positions whose weight is between 5% and 25% of the Underlying Index and the balance of the Underlying Index portfolio must be composed of a minimum of ten (10) positions with none of these positions exceeding 5% of the Underlying Index. The maximum weight for securities in any one industry segment may not exceed 25% of the Underlying Index. All security positions in the Underlying Index must be capable of being liquidated in seven (7) Business Days.

To be eligible for inclusion in the Underlying Index, stocks must have a market capitalization greater than $30 million and a stock price greater than $1.00 on a rebalancing date. Stocks must have at least $75 million in equity float and fixed income securities must have at least $75 million in notional value outstanding to be eligible for inclusion in the Underlying Index. Stocks must also have a six-month average monthly trading volume of at least $25 million in notional value to be eligible for the Underlying Index and issuers of such stocks must have traded at least an average of 250,000 shares per month over the last six months. Limited partnerships, royalty trusts, REITs and publicly traded partnerships that generate or have generated unrelated business taxable income are not eligible for inclusion in the Underlying Index.

As of June 30, 2015, the Underlying Index included 544 securities with a weighted average market capitalization of $47 billion. These amounts are subject to change.

The Underlying Index is calculated and maintained by the Index Provider. The Underlying Index is rebalanced on the first business day of each calendar month. The Underlying Index will be evaluated intra-month for net exposure movement by the Index Provider. Index weightings will be reconstituted to reflect market exposure changes by more than 10% from the prior business day or more than 15% from the prior week (calculated each Friday based on change from the exposure on the close of the preceding Friday). If Friday is not a business day, the immediately succeeding business day shall be used. Companies with recent stock exchange listings (i.e., initial public offering) or that have been spun-off from a corporate parent may be added to the Underlying Index on a quarterly basis, provided the companies meet all eligibility criteria.

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website prior to the start of trading on the first business day of the calendar quarter. A press announcement identifying additions and deletions to the Underlying Index is issued on the last business day prior to a rebalancing date.

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Description of Principal Investments

The following is a description of principal investment practices in which each Fund may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Please see “Principal Risks” below for the risks associated with each of the principal investment practices.

Assignments. Each Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrower Credit Ratings. Each Fund may invest in debt securities and/or Senior Loans rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. Each Fund seeks to invest in debt securities and/or Senior Loans which, in the judgment of the Adviser, demonstrate one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. Each Fund may, however, invest without limitation in loans and/or debt securities that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, with respect to Senior Loans, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Bridge Financing. (Highland/iBoxx Senior Loan ETF only) The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness and increase the likelihood that an event of default would be declared.

Commitments to Make Additional Payments. (Highland/iBoxx Senior Loan ETF only) A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash and/or liquid securities (including liquid Senior Loans). The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Fund’s SAI.

Debt Restructuring. (Highland/iBoxx Senior Loan ETF only) The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt Securities. (Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF only) Each Fund may invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations.

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Investment Grade Securities. (Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF only) Each Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Below Investment Grade Securities. (Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF only) Each Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). See “High-Yield Debt Securities Risk” below for more information.

Derivatives. Each Fund may invest in various derivatives instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a security, asset or

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market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes, among other purposes, to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. Each Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. A Fund may use these investments (i) as alternatives to direct long or short investments in a particular security, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. Derivative instruments will be used by a Fund to attempt to track the Fund’s underlying index.

A Fund’s use of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.

Equity Securities (Highland HFR Global ETF, HFR Equity Hedge ETF and Highland HFR Event-Driven ETF only). The Adviser expects that a majority of each Fund’s investments will generally be in common stock of companies of varying sizes.

Exchange-Traded Funds. Each Fund may invest in other ETFs. ETFs are listed on various exchanges and typically seek to provide investment results that correspond generally to the performance of specified market indices.

Fees. (Highland/iBoxx Senior Loan ETF only) The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include commitment fees and prepayment penalties. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive commitment fees and prepayment penalties directly from the Borrower, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives any fees depends upon negotiations between the Fund and the Lender selling the Senior Loan interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Illiquid and Restricted Securities. Each Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws (or otherwise) will not be subject to the applicable percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities, such as those eligible for resale under Rule 144A under the Securities Act, may be treated as liquid.

Options. Each Fund may utilize options on securities, indices and currencies as part of their principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Participations. (Highland/iBoxx Senior Loan ETF only) The Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence

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affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Portfolio Maturity. (Highland/iBoxx Senior Loan ETF only) Although the initial time to maturity for Component Securities in the Underlying Index will generally be at least one year, the Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV and the market price of the Fund’s shares as a result of changes in interest rates. Because many Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Prepayments. (Highland/iBoxx Senior Loan ETF only) Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse effect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Senior Loans. (Highland/iBoxx Senior Loan ETF only) The Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance

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leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring, but there can be no assurance that this will be the case with respect to any particular Senior Loan.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. Because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Fund may invest in Participations in Senior Loans and may purchase Assignments of portions of Senior Loans from third parties.

Senior Loan Ratings. (Highland/iBoxx Senior Loan ETF only) The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Additional Information. The foregoing percentage limitations in a Fund’s investment strategies apply at the time of purchase of securities. The Board may change any of the foregoing investment policies, including its investment objective, the Underlying Index and its 80% investment policy, without shareholder approval. Each Fund will provide shareholders with written notice at least 60 days prior to committing less than 80% of its assets, under normal circumstances, in component securities of the Fund’s Underlying Index. For example, if a Fund’s Underlying Index is discontinued by its Index Provider, the license agreement for the Underlying Index is terminated by the Index Provider or the Board determines that it would not be beneficial to shareholders for the Fund to continue operations using the Underlying Index, the Board may change the Underlying Index as described in the “Investment Restrictions” section of the Fund’s SAI.

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In addition to its 80% investment policy described above, the Highland/iBoxx Senior Loan ETF is subject to the SEC’s “names rule” (Rule 35d-1 under the 1940 Act), and therefore commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in Senior Loans. Senior Loans, at the time of the Fund’s purchase, have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. The Fund will provide shareholders with written notice at least 60 days prior to committing less than 80% of its assets, under normal circumstances, in Senior Loans.

If a Fund’s shares are delisted, the Board may seek to list its shares on another exchange, merge with another ETF or traditional mutual fund or redeem its shares at NAV.

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Description of Risks

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. Unless otherwise specified, each principal risk summarized below applies to each Fund. Each Fund could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about each Fund and its investments. Each Fund is not intended to be a complete investment program.

Activist Investing Risk. (Highland HFR Global ETF and Highland HFR Event-Driven ETF only) The Fund invests in stocks of companies that are the subject of activist investing by hedge fund managers. Many activist investments may require a long-term holding period in order to fully implement the strategy proposed by the hedge fund manager. Until a catalyst event (such as a transaction announcement or other specific one-time event leading to activist mobilization) occurs or the changes proposed by the hedge fund manager are implemented, it may be difficult to unlock the value believed to exist and as a result, it may take time for a Fund to realize the gains that are anticipated. These strategies may prove ineffective for a variety of reasons, including: (i) opposition by the management of the subject company, which may result in litigation and may erode, rather than increase, value; (ii) intervention, or lack thereof, of a governmental agency; (iii) efforts by the subject company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) market conditions resulting in material changes in securities prices; (v) the presence of corporate governance mechanisms such as staggered boards, poison pills and classes of stock with increased voting rights; and (vi) the necessity for compliance with applicable securities laws. The hedge fund manager’s evaluation of companies in which to invest may prove incorrect, or the efforts of the activist investments may not be successful; even if successful, the activist investing may have unintended effects or cause a Fund’s investment to lose value. If the activist strategy is not successful, the market price of the company’s securities will typically fall.

Asset Class Risk. The securities in each Underlying Index or in a Fund’s portfolio may underperform the returns of other securities or indices that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indices tend to experience cycles of outperformance and underperformance in comparison to general securities markets.

Cash Transaction Risk. Unlike most ETFs, each Fund effects creations and redemptions principally for cash, rather than for in-kind securities, because of the nature of the Funds’ investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because each Fund currently intends to effect redemptions principally for cash, rather than principally for in-kind securities, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Commodities Risk. (Highland HFR Global ETF only) Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Convertible Bond Arbitrage Risk. (Highland HFR Global ETF only) Convertible bond arbitrage is an investment strategy which involves taking opposite positions in the market with respect to convertible securities, in which an investor purchases convertible securities while simultaneously selling short the issuer’s common stock in an effort to profit from a potential inefficiency in the value of a convertible security relative to the issuer’s common stock. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. In the event that the perceived mispricings underlying the positions of the Fund were to fail to materialize as expected by the Fund, the Fund could incur a loss.

Counterparty Risk. Each Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund’s income or the value of its assets may decrease. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

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Credit Risk. The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk (Highland HFR Global ETF, HFR Equity Hedge ETF and Highland HFR Event-Driven ETF only). A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities and Leveraged Loan Risk. The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, a Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

(Highland/iBoxxSenior Loan ETF only) Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic

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information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Derivatives Risk. Each Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants and options contracts, among other types of contracts. Derivatives may relate to or reference securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

There are many risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. Each Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. Each Fund’s use of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.

A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since each Fund is not a member of any clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk”) margin for cleared derivatives transactions in excess of a

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clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes a Fund to new kinds of risks and costs.

Distressed and Defaulted Securities Risk. (Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, and Highland HFR Event-Driven ETF only) Distressed and defaulted securities risk is the risk that securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default, will generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Emerging Market Securities Risk. Emerging markets risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. (Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only) Equity securities risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Event-Driven Investing Risk. (Highland HFR Global ETF and Highland HFR Event-Driven ETF only) Event-driven strategies analyze various transactions in order to predict a likely outcome and commit capital in a way that benefits from that outcome. Event-driven strategies are broad in scope and employ a diverse set of securities including common and preferred stock, debt securities, warrants, stubs and derivatives. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, a Fund may incur a loss on the investments. There can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions, which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for a Fund and will not incur substantial losses.

Exchange-Traded Funds Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific

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period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the Exchange without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors. In addition, shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. In certain circumstances, a Fund may invest in ETFs sponsored by the Fund’s Adviser.

(Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only). While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Each Fund may also invest in inverse ETFs. Inverse ETFs seek daily investment results that correspond to the inverse, or a multiple of the inverse, of the daily performance of some index. Inverse ETFs obtain investment exposure through derivatives, which may be considered aggressive or speculative, and there is no guarantee that an inverse ETF will meet its investment objective. A Fund will be adversely affected if it holds an inverse ETF during periods when the value of the index tracked by the ETF increases. For periods longer than a day, an inverse ETF will typically lose money when the level of the tracked index is flat over time, and it is possible that an inverse ETF will lose money over time even if the tracked index falls.

Each Fund intends to limit its aggregate investments in leveraged and inverse ETFs to 5% of the Fund’s average daily net assets.

Fixed Income Arbitrage Risk. (Highland HFR Global ETF only) Fixed income arbitrage is an investment strategy which involves taking opposite positions in the market with respect to a bond in an effort to profit from small price discrepancies while limiting interest rate risk. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. In the event that the perceived mispricings underlying the positions of a Fund were to fail to materialize as expected by the Fund, the Fund could incur a loss.

Fixed Income Market Risk. Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, a Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of a Fund.

Focused Investment Risk. (Highland/iBoxx Senior Loan ETF only) A Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign taxes on the income from, or on the disposition of, such

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investments. Those taxes will reduce the Fund’s yield on any such securities.

Global Macro Trading Systems Risk. (Highland HFR Global ETF only) The use of these trading systems in a strategy’s investment and trading activities involves special risks, both in the development of the trading systems and in their implementation. The accuracy of the trading signals (i.e., indicators of when a trade may be desirable) produced by the trading systems is dependent on a number of factors, including without limitation the analytical and mathematical foundation of the trading systems, the accurate incorporation of such principles in a complex technical and coding environment, the quality of the data introduced into the trading systems and the successful deployment of the trading systems’ output into the investment process. Software development and implementation errors and other types of trading system or human errors are an inherent risk of employing complex quantitatively-based trading systems in investment and trading processes. Trading systems may operate or be operated erroneously. Such errors may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data, and/or the failure to take certain hedging or risk reducing actions. These errors, including errors that appear in software codes from time to time, may be very hard to detect, may go undetected for long periods of time, or may never be detected. The degradation or impact caused by errors may be compounded over time. Such errors could, at any time, have a material adverse effect on the performance of the Fund.

Growth Securities Risk. (Highland HFR Global ETF only) The Fund invests in securities of high growth companies, which may be more volatile than other types of investments. Since the companies usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

High-Yield Debt Securities Risk. (Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland/iBoxx Senior Loan ETF only) A Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk bonds”). Below investment grade securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. High-yield securities held by a Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of such securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Taxation” below and “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with certain below investment grade securities.

Illiquid Securities Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk.

Index Methodology Risk. (Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only) An Underlying Index may not include investments held by all (or a representative sample of) hedge funds that follow a Fund’s strategy because not all such hedge funds report information to the Index Provider in order for their investments to be represented in the Underlying Index. Therefore, an

39

Underlying Index may not fully represent the performance of hedge funds employing the strategies described herein.

Industry Concentration Risk. Because each Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the applicable Underlying Index concentrates in an industry or group of industries, a Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries. The performance of a Fund if it invests a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Intellectual Property Risk. Each Fund relies on a license that permits the Adviser to use the Intellectual Property in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider, and, as a result, a Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of a Fund.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent a Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities (or “junk” securities) would likely exacerbate any decline in the Fund’s NAV and the market price of the Fund’s shares. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

(Highland/iBoxx Senior Loan ETF only) To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which a Fund invests, the Fund’s income could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in a Fund’s portfolio may be of longer duration.

Lender Liability Risk. (Highland/iBoxx Senior Loan ETF only) A number of judicial decisions in the United States and elsewhere have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional Lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the

Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a Borrower to the detriment of other creditors of such Borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Limited Information Risk. (Highland/iBoxx Senior Loan ETF only) The types of Senior Loans in which the Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. Each Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). When there is no willing buyer or investments

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cannot be readily sold or closed out, a Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.

Loan Participation Risk. (Highland/iBoxx Senior Loan ETF only) In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower. Participations also carry the risk of insolvency of the lending bank or other intermediary.

Management Risk. Each Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, each Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. Each Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent each Fund from achieving its investment objectives. Each Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the net asset value (“NAV” of the Fund may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price of a Fund and the Fund’s NAV vary significantly and you may pay more than the Fund’s NAV when buying Shares on the secondary market, and you may receive less than the Fund’s NAV when you sell those Shares. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. In addition, with respect to Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF, the securities held by a Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. More generally, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of a Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. Each Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with a Fund.

MLP Risk. (Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only) MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Fluctuations in underlying commodity prices that are generally associated with MLPs may unfavorably impact earnings and cash flow

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distributions. Changes in the regulatory environment could adversely affect the profitability of MLPs. Rising interest rates could result in a higher cost of capital for MLPs.

Non-Diversification Risk. Due to the nature of each Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), a Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Since each Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by a Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its senior loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work-out. In the event of bankruptcy of a borrower, the Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the debt security. If a borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the agent from liquidating collateral. The agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the borrower and the various creditor classes. Successful negotiations may require the lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work-out outside of bankruptcy may produce similar concessions by senior lenders.

Ongoing Monitoring Risk. (Highland/iBoxx Senior Loan ETF only) On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. A Fund normally will rely primarily on the Agent (where the Fund or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, a Fund usually will rely on the Agent (where the Fund or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, a Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments.

Operational and Technology Risk. The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of a Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt

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business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Funds’ operations.

Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. For example, the Funds’ or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate a Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Funds or their service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Funds’ investments, which could have material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Funds invest, or securities markets and exchanges.

Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events. When a Fund writes a covered call option, the Fund forgoes,during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price. When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Passive Investment Risk. Each Fund is not actively managed and may be affected by a general decline in loan market segments included in the applicable Underlying Index. A Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for each Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower a Fund’s after-tax performance.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Such prepayments may require a Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause a Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of a Fund’s shares.

Real Estate Risk. (Highland HFR Global ETF only) Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

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Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect each Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (CFTC), the Securities and Exchange Commission (SEC), the Internal Revenue Service (IRS), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect a Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. Each Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

(Highland/iBoxx Senior Loan ETF only) To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of a Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements.

The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” above.

As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Senior Loans Risk. (Highland/iBoxx Senior Loan ETF only) Senior loans may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with Senior Loans are similar to the risks of below investment grade securities in that they are considered speculative. A Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, a Fund may be particularly dependent on portfolio management’s analytical abilities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted. The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield Senior Loan, and could adversely affect the market price and NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV and market price fluctuation of a Fund’s shares than if the Fund did not make such investments. See “Taxation” below and “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

As with any debt security, Senior Loans are generally subject to the risk of price declines due to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. Declines in interest rates may increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active

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trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. Although Senior Loans in which a Fund may invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured. In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

Short Sale Risk. (Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only) Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Funds might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Subsidiary Risk. (Highland HFR Global ETF only) By investing in a Subsidiary in the future, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity investments that may be held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in a Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and will follow the same compliance policies and procedures, as the Fund. The Subsidiary’s financial statements will be consolidated with the Fund’s financial statements that are included in the Fund’s annual and semi-annual reports to shareholders.

Additionally, the Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Code. The Internal Revenue Service (the “IRS”) issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gains generated by investments in commodity index-linked notes and income generated by investments in a subsidiary.

A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from its Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance, or Treasury regulations.

If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance, or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

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Swaps Risk. (Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only) The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain separately managed accounts (“SMAs”) that are designed to track the performance of an index may serve as the underlying reference asset for total return swaps used by the Fund (“SMA Total Return Swaps”). This investment technique provides the Fund with synthetic long investment exposure to the performance of the index the SMAs seek to track, and thus, any underlying SMAs, through payments made by a swap counterparty to the Fund that reflect the positive total return, net of fees of the SMA, which may be netted against the payment of transaction fees . In exchange, the Fund makes periodic payments to the counterparty under the swap based on certain upfront and/or monthly transaction fees as well as payments reflecting any negative total return on the SMA. The swap generally provides a Fund with the economic equivalent of ownership of the portfolio of the SMA through an entitlement to receive any gains realized by the SMA and an obligation to pay any losses realized by the SMA, which may be netted against the financing expenses of the swap. This investment technique is intended to provide the Fund with exposure to the performance of the SMA and, indirectly, the performance of the index the SMA is designed to track.

The performance of an SMA Total Return Swap is subject to the performance and the risks of the index the SMA seeks to track, and ultimately, of the underlying SMA and its investment portfolio. If the performance of the SMA underlying the SMA Total Return Swap is negative or is not sufficiently positive to offset the periodic payment due to the counterparty, then the performance of a Fund will be negatively impacted. Additionally, the performance of the underlying SMA may deviate from the performance of the index it is designed to track. To the extent that the SMA’s performance deviates from that of the relevant index, the performance of the SMA Total Return Swap, and in, turn, the performance of the Fund, will deviate from the performance of the relevant index as well. The expenses paid by the underlying SMA holder (including fees paid on the basis of the performance of the underlying account manager) reduce the performance returns of the SMA’s investments and those expenses are embedded in the performance returns of the SMA Total Return Swap, as the returns of the SMA Total Return Swap are based on the net returns of the SMA. A Fund’s use of SMA Total Return Swaps may also subject the Fund to the risks of leverage, to the extent utilized by the SMAs.

Tracking Error Risk. Imperfect correlation between a Fund’s portfolio securities and those in the applicable Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, which is the divergence of a Fund’s performance from that of the Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while the Underlying Index does not. For example, each Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because each Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. Because each Fund employs a representative sampling strategy, a Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause a Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because each Underlying Index rebalances monthly but the Funds are not obligated to do the same, the risk of tracking error may increase following the rebalancing of an Underlying Index.

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Value Investing Style Risk. (Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only) Each Fund emphasizes a “value” style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions.

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Management of the Funds

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Funds.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as the investment adviser to the Funds. The address of the Adviser is 200 Crescent Court, Suite 700, Dallas, Texas 75201. HCMFA provides the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for the Funds and conducting investment research. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of the Fund who is an employee of HCMFA.

Each Fund has entered into an investment advisory agreement with HCMFA (the “Investment Advisory Agreement”), pursuant to which HCMFA either provides the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to HCMFA’s general oversight.

In return for its advisory services, each Fund pays the Adviser the following advisory fee, as percentage of the Funds’ Average Daily Managed Assets for the most recent fiscal year:

Fund	Management Fee
Highland/iBoxx Senior Loan ETF	0.45%
Highland HFR Global ETF	0.85%
Highland HFR Event-Driven ETF	0.85%
Highland HFR Equity Hedge ETF	0.85%

“Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). With respect to Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF, the Adviser is responsible for all the expenses of the Funds, excluding the management fee, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses. With respect to Highland/iBoxx Senior Loan ETF, the Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses. A discussion regarding the Board’s approval of the Investment Advisory Agreement for Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF is available in the Trust’s annual report to shareholders for the period ended June 30, 2015. A discussion regarding the Board’s approval of the Investment Advisory Agreement for Highland/iBoxx Senior Loan ETF is available in the Trust’s semiannual report to shareholders for the period ended December 31, 2014. The Investment Advisory Agreement may be terminated by the Funds or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2015, HCMFA has approximately $5.9 billion in assets under management.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Funds’ Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund. The Funds’ Board and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. The Funds have obtained approval of their reliance on the Order from the Board and from the initial shareholder of each Fund. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Funds will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of a Fund retain the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding securities of the Fund. Operation of a Fund under the Multi-Manager Structure will not: (1) permit management fees paid by a Fund to HCMFA to be increased without shareholder approval; or (2) diminish HCMFA’s responsibilities to a Fund, including HCMFA’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Portfolio Manager

Each Fund’s portfolio is managed by Ethan Powell. Mr. Powell has managed the Highland/iBoxx Senior Loan ETF since its inception in 2012, and each of the Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF portfolios since their inception in 2015.

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Ethan Powell. Mr. Powell is the Executive Vice President of the Adviser and was previously a Senior Retail Fund Analyst at HCMFA and its predecessor since 2007. He has served as the Secretary of the funds in the Highland Fund Complex since November 2010 and as the Executive Vice President of the funds in the Highland Fund Complex since June 2012. Prior to joining HCMFA and its predecessor, Mr. Powell was the manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Funds.

Distributor of the Funds

Each Fund’s shares are offered for sale through SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, PA 19456. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the Distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities and other services with respect to the Fund. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As of the date of this Prospectus, no payments have been made by the Funds under the Plan.

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Disclosure of Portfolio Holdings

A description of each Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at http://www.highlandfunds.com.

How to Buy and Sell Shares

The Trust issues and redeems shares of the Funds only in aggregations of Creation Units. A Creation Unit is comprised of the following number of shares.

Fund	Number of Shares in Creation Unit
Highland/iBoxx Senior Loan ETF	100,000
Highland HFR Global ETF	50,000
Highland HFR Event-Driven ETF	50,000
Highland HFR Equity Hedge ETF	50,000

See the section of this Prospectus entitled “Creation and Redemption of Shares” for more information.

Shares of each Fund will be listed on the Exchange1 for trading on any day that the Exchange is open for business. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Shares of Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF and HFR Equity Hedge ETF will trade on the NYSE Arca under the following symbols:

Fund	Ticker Symbol
Highland/iBoxx Senior Loan ETF	SNLN
Highland HFR Global ETF	HHFR
Highland HFR Event-Driven ETF	DRVN
Highland HFR Equity Hedge ETF	HHDG

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Funds’ portfolio securities after the close of the primary markets for the Funds’ portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”),

[1]	For purposes of this section, the “Exchange” shall mean the NYSE Arca.

because the Fund’s shares are listed for trading on a national securities exchange. Because secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of a Fund pursuant to the exemptive relief obtained by the Trust from the limitations of Section  12(d)(1), the company must enter into an agreement with the Trust.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of shares are not entitled to receive physical delivery of stock certificates or to have shares registered in their names, and they are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, a beneficial owner must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that a beneficial owner holds in book-entry or “street name” form.

Creation and Redemption of Shares

The Trust issues and sells Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of a purchase order, on any day that the Exchange is open for business. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Due to the nature of the Funds’ investments, Authorized Participants generally will deposit cash in exchange for a specified number of Creation Units, although the Funds may permit Authorized Participants to deposit a portfolio of securities approximating the holdings of a Fund or a combination of cash and a portfolio of securities approximating the holdings of the Fund in exchange for a specified amount of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of a Fund.

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Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, in which case orders to purchase Creation Units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust expects to enter into Authorized Participant Agreements with only a small number of DTC Participants.

Purchases through and outside the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the balancing amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor. A purchase order must be received by the Distributor by 4:00 p.m. Eastern Time if transmitted by mail or by 3:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s Closing NAV per Share.

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process.

Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of a Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (b) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to acceptance of an in-kind deposit that varies from the designated deposit securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Funds; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a cash purchase amount, or the value of the balancing amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Funds on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemptions

Similarly, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in good order by the Distributor on any day on that the Exchange is open for business. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus.

The Trust will not redeem shares in amounts less than Creation Units.

Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Funds, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes

51

it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Funds, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. While a Fund will generally pay redemptions proceeds in cash, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. In this event, the portfolio of securities a Fund will deliver upon redemption of Fund shares may differ from the portfolio of securities required for purchase of a Creation Unit. You will be exposed to market risk until you convert these portfolio securities into cash, you will likely pay commissions upon any such conversion, and you may recognize taxable gain or loss resulting from fluctuations in value of the portfolio securities between the conversion date and the redemption date. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the applicable Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors.

Transaction Fees

Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amounts shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the applicable Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

The following table shows, as of the date of commencement of operations, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions for the Highland/iBoxx Senior Loan ETF:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee[1]	Maximum Additional Charge for Creations1,*	Maximum Additional Charge for Redemptions1,*
$2,000,000	100,000 shares	$500	1.0%	1.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
[1]	Adviser may waive all or a portion of these fees.

The following table shows, as of the date of commencement of operations, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions for the Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee[1]	Maximum Additional Charge for Creations1,*	Maximum Additional Charge for Redemptions1,*
$1,000,000	50,000 shares	$500	2.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
[1]	Adviser may waive all or a portion of these fees.

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Net Asset Value

The NAV per share of each Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the Exchange is open for business, except on days on which regular trading on the NYSE is scheduled to close before 4:00, when each Fund calculates NAV as of the scheduled close of regular trading. The Exchange is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share is computed by dividing the value of a Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Fund by the total number of shares of the Fund outstanding at the time the determination is made.

Each Fund’s portfolio securities are valued in accordance with the Funds’ valuation policies approved by the Board. The value of a Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

•

Investments by a Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include but are not limited to securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Funds and the Funds’ NAV for the period from July 1, 2014 through September 30, 2015. NAV is the price per share at which the Fund issues and redeems

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shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the bid and the ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV.

Fund Name	# of Days Market Price Greater than NAV
	1/1/14- 12/31/14	1/1/15- 3/31/15	4/1/15- 6/30/15	7/1/15- 9/30/15
Highland HFR Event Driven ETF[1]	N/A	N/A	7	11
Highland HFR Equity Hedge ETF[1]	N/A	N/A	9	9
Highland HFR Global ETF[1]	N/A	N/A	14	12
Highland/iBoxx Senior Loan ETF	136	25	24	14

[1]	Commenced operations on June 1, 2015.

Fund Name	# of Days NAV Greater than Market Price
	1/1/14- 12/31/14	1/1/15- 3/31/15	4/1/15- 6/30/15	7/1/15- 9/30/15
Highland HFR Event Driven ETF[1]	N/A	N/A	0	5
Highland HFR Equity Hedge ETF[1]	N/A	N/A	2	7
Highland HFR Global ETF[1]	N/A	N/A	0	4
Highland/iBoxx Senior Loan ETF	56	29	32	47

[1]	Commenced operations on June 1, 2015.

The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information about the frequency of distributions of premium and discounts for the Funds is available at http://highlandfunds.com.

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Dividends and Other Distributions

Each Fund intends to declare and pay dividends of net investment income monthly and to pay any capital gain distributions on an annual basis. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or make any capital gain distributions.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund pursuant to DTC’s Dividend Reinvestment Service. Shareholders using the Dividend Reinvestment Service should consult their broker-dealer for more information about the specific terms of the service, including potential tax consequences to such shareholders in light of their particular circumstances.

Index Providers

Highland/iBoxx Senior Loan ETF.

The Highland/iBoxx Senior Loan ETF is based on the Markit iBoxx USD Liquid Leveraged Loan Index, provided by Markit, Inc., a leading provider of independent data, portfolio valuations and OTC derivatives trade processing to the financial markets. The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index Provider is not affiliated with the Trust, the Adviser, the Distributor, or any of their respective affiliates. Further information about the Index Provider and the Underlying Index is available at http://www.markit.com.

The Underlying Index referenced herein is the property of Markit Indices Limited and has been licensed for use in connection with the Fund. Each party acknowledges and agrees that the Fund is not sponsored, endorsed or promoted by the Index Provider. The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Underlying Index or any data included therein or relating thereto, and in particular disclaim any warranty either as to the quality, accuracy and/or completeness of the Underlying Index or any data included therein, the results obtained from the use of the Underlying Index and/or the composition of the Underlying Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in the Underlying Index at any particular time on any particular date or otherwise.

The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Underlying Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein. The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling the Fund, the ability of the Underlying Index to track relevant markets’ performances, or otherwise relating to the Underlying Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Underlying Index. No party purchasing or selling the Fund, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Underlying Index. The Index Provider and its affiliates may deal in any obligations that compose the Underlying Index, and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Underlying Index did not exist, regardless of whether such action might adversely affect the Underlying Index or the Fund.

Highland HFR Equity Hedge ETF, Highland HFR Global ETF and the Highland HFR Event-Driven ETF.

The Highland HFR Equity Hedge ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF is based on the HFRL Equity Hedge Index, HFRL Global Index and HFRL Event-Driven Index, respectively, which are provided by Hedge Fund Research, Inc. (the “Index Provider” or “HFR”). The Index Provider is not affiliated with the Trust, the Adviser, the Distributor, or any of their respective affiliates. Further information about the Index Provider and the Underlying Index is available at www.hedgefundresearch.com.

“HFRL” and “HFR” are service marks of Hedge Fund Research, Inc. and/or its affiliates (“HFR”) and have been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by HFR. HFR makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. HFR has no obligation to take the needs of the

55

Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. HFR is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. HFR has no obligation or liability in connection with the administration, marketing or trading of the Funds.

56

October 31, 2015

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting each Fund and its shareholders (including shareholders owning large positions in the Funds), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

Each Fund has elected to be treated or intends to elect to be treated, as applicable, and intends to qualify annually as a RIC under Subchapter M of the Code including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, each Fund intends to distribute at least annually all or substantially all of its income and capital gains. Each Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund were not to qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. A Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of the Funds’ investment practices, including derivative transactions and hedging activities, generally, as well as a Fund’s investments in certain types of securities, including Component Securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a portion of each Fund’s investments in Component Securities and certain debt instruments may be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause a Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent a Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade Component Securities and other debt instruments that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

57

A Fund’s income from or its gross proceeds received of the disposition of its investments in foreign countries may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Each Fund does not expect that it will be eligible to elect to treat any foreign taxes it paid as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

Distributions paid to you by a Fund from net capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. Each Fund generally does not expect that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividends-received deduction for corporate shareholders.

A Medicare contribution tax of 3.8% is imposed on the “net investment income” of certain individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and capital gains recognized on the sale or exchange of shares of the Funds. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions”). Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to the ex-dividend date for a distribution, you generally will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

A Fund (or your broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of a Fund (including through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the Fund (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Each Fund (or your broker or other financial intermediary through which you own your shares) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or the intermediary) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or the intermediary) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

58

October 31, 2015

Special Considerations for Purchase and Redemption of Creation Units

An Authorized Participant that purchases Creation Units in exchange for cash, portfolio securities or a combination thereof generally will recognize a gain or a loss on the exchange. The gain or loss generally will be equal to the difference between the market value of the Creation Units at the time and the sum of the cash paid by the Authorized Participant and the Authorized Participant’s aggregate basis in any securities surrendered by the Authorized Participant. An Authorized Participant that redeems Creation Units for cash and/or portfolio securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units surrendered and the sum of the cash received by the Authorized Participant and the aggregate market value of any securities received by the Authorized Participant. In certain cases, however, the IRS may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether or when a loss might be deductible.

Gain or loss recognized by an Authorized Participant upon a purchase of Creation Units in exchange for Component Securities or other debt instruments may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon a purchase of Creation Units in exchange for Component Securities or other debt instruments generally will be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units generally will be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gain or loss generally will be treated as short-term capital gain or loss. Authorized Participants should consult their own tax advisor with respect to the tax treatment to them of any creation or redemption transaction.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO EACH FUND AND ITS SHAREHOLDERS, INCLUDING FOREIGN SHAREHOLDERS, CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

59

Financial Highlights

Highland/iBoxx Senior Loan ETF

The financial highlights table is intended to help you understand the Fund’s financial performance for fiscal years ended June 30, 2015, June 30, 2014, and the period of November 6, 2012 (commencement of operations) through June 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. To request the Fund’s 2015 Annual Report, please call the Fund at (855) 799-4757.

	For the Year Ended 06/30/15	For the Year Ended 06/30/14	For the Period Ended 06/30/13(a)

Net Asset Value, Beginning of Year/Period	$19.94	$19.93	$20.00
Income from Investment Operations:
Net investment income(b)	0.76	0.93	0.73
Net realized and unrealized gain /(loss)	(0.75)	0.08	(0.13)

Total from investment operations	0.01	1.01	0.60
Less Distributions Declared to Shareholders:
From net investment income	(0.76)	(0.93)	(0.67)
From net realized gains	—	(0.06)	—
From return of capital	0.00	(0.01)	—

Total distributions declared to shareholders	(0.76)	(1.00)	(0.67)
Net Asset Value, End of Year/Period	$19.19	$19.94	$19.93
Total return(c)	0.09%	5.19%	3.04	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year/period (000s)	$324,371	$199,367	$89,672
Gross operating expenses	0.73%	0.92%	1.62	%(d)
Waiver/reimbursement	(0.18)%	(0.37)%	(1.07	)%(d)
Net operating expenses(f)	0.55%	0.55%	0.55	%(d)
Net investment income	3.90%	4.68%	5.60	%(d)
Portfolio turnover rate	9%	35%	38	%(e)

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Annualized.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Total return is for the period indicated and is not annualized.

Amounts designated as “—” are $0.

60

Financial Highlights

Highland HFR Equity Hedge ETF, Highland HFR Global ETF and the Highland HFR Event-Driven ETF.

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the period from June 1, 2015 (commencement of operations) through June 30, 2015. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. To request a Fund’s 2015 Annual Report, please call the Fund at (855) 799-4757.

Highland HFR Global ETF

	For the Period Ended 06/30/15(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment income(b)	0.05
Net realized and unrealized loss	(0.38)

Total from investment operations	(0.33)
Net Asset Value, End of Period	$19.67
Total return(c)	(1.65	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$9,833
Gross operating expenses(f)	1.99	%(e)(g)
Net operating expenses(f)	1.99	%(e)(g)
Dividends and fees on securities sold short	1.14	%(e)(g)
Net operating expenses (excluding dividends and fees on securities sold short)	0.85	%(e)
Net investment income	2.94	%(e)
Portfolio turnover rate	25	%(h)

(a)	The Highland HFR Global ETF commenced operations on June 1, 2015.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested.
(d)	Total return is for the period indicated and is not annualized.
(e)	Annualized.
(f)	Includes dividends and fees on securities sold short.
(g)	Expense ratios for start-up periods may not be representative of longer-term operating periods.
(h)	Not annualized.

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Financial Highlights

Highland HFR Event-Driven ETF

	For the Period Ended 06/30/15(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment income(b)	0.01
Net realized and unrealized loss	(0.35)

Total from investment operations	(0.34)
Net Asset Value, End of Period	$19.66
Total return(c)	(1.70	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$9,829
Gross operating expenses(f)	2.32	%(e)(g)
Net operating expenses(f)	2.32	%(e)(g)
Dividends and fees on securities sold short	1.47	%(e)(g)
Net operating expenses (excluding dividends and fees on securities sold short)	0.85	%(e)
Net investment income	0.94	%(e)
Portfolio turnover rate	23	%(h)

(a)	The Highland HFR Event-Driven ETF commenced operations on June 1, 2015.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested.
(d)	Total return is for the period indicated and is not annualized.
(e)	Annualized.
(f)	Includes dividends and fees on securities sold short.
(g)	Expense ratios for start-up periods may not be representative of longer-term operating periods.
(h)	Not annualized.

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Financial Highlights

Highland HFR Equity Hedge ETF

	For the Period Ended 06/30/15(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment loss(b)	(0.01)
Net realized and unrealized loss	(0.22)

Total from investment operations	(0.23)
Net Asset Value, End of Period	$19.77
Total return(c)	(1.15	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$9,887
Gross operating expenses(f)	1.69	%(e)(g)
Net operating expenses(f)	1.69	%(e)(g)
Dividends and fees on securities sold short	0.84	%(e)(g)
Net operating expenses (excluding dividends and fees on securities sold short)	0.85	%(e)
Net investment loss	(0.52	)%(e)
Portfolio turnover rate	16	%(h)

(a)	The Highland HFR Equity Hedge ETF commenced operations on June 1, 2015.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested.
(d)	Total return is for the period indicated and is not annualized.
(e)	Annualized.
(f)	Includes dividends and fees on securities sold short.
(g)	Expense ratios for start-up periods may not be representative of longer-term operating periods.
(h)	Not annualized.

63

http://www.highlandfunds.com

More information about the Funds, investment portfolios of Highland Funds I, is available without charge upon request through the following:

Statement of Additional Information (SAI): The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds’ website at http://www.highlandfunds.com. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders, which are also available, free of charge, on the Funds’ website at http://www.highlandfunds.com.

To Obtain More Information:

By Internet:

http://www.highlandfunds.com

By Telephone:

Call (855) 799-4757

By Mail:

Highland Funds I

200 Clarendon Street, 16th Floor

Boston, MA 02116

From the SEC:

You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1520

The Trust’s Investment Company Act Registration Number: 811-21866

HIGHLAND FUNDS I

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2015

200 Crescent Court, Suite 700,

Dallas, Texas 75201

For information, call 1-877-665-1287

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

Class/Ticker: A/HFRAX, C/HFRCX, Z/HFRZX

HIGHLAND LONG/SHORT EQUITY FUND

Class/Ticker: A/HEOAX, C/HEOCX, Z/HEOZX

HIGHLAND LONG/SHORT HEALTHCARE FUND

Class/Ticker: A/HHCAX, C/HHCCX, Z/HHCZX

HIGHLAND OPPORTUNISTIC CREDIT FUND

Class/Ticker: A/HNRAX, C/HNRCX, Z/HNRZX

This Statement of Additional Information (“SAI”) supplements the information contained in the Statutory Prospectus of Highland Funds I (“the Trust”) dated October 31, 2015 (the “Prospectus”), and should be read in conjunction with the Prospectus. The Trust is an open-end management investment company issuing shares in eight separate publicly offered series, four of which are described herein. This SAI, although not a Prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust described above (each a “Fund” and collectively the “Funds” or “Highland Funds”) may be obtained without charge by calling the Trust at the telephone number listed above.

On July 1, 2014, Highland Opportunistic Credit Fund acquired the assets of Highland Special Situations Fund, a Delaware statutory trust and closed-end fund (the “HSSF Predecessor Fund”). Highland Opportunistic Credit Fund is the successor to the accounting and performance information of the HSSF Predecessor Fund.

The Highland Floating Rate Opportunities Fund’s, Highland Long/Short Equity Fund’s, Highland Long/Short Healthcare Fund’s and Highland Opportunistic Credit Fund’s financial statements and financial highlights for the fiscal year ended June 30, 2015, including the independent registered public accounting firm’s report thereon, are incorporated by reference to the Funds’ Annual Report have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting. No other parts of the Funds’ Annual Report are incorporated by reference.

For a free copy of the Funds’ annual or semi-annual reports, please call 1-877-665-1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing the Trust at Boston Financial Data Services Inc., P.O. Box 8656, Boston, Massachusetts, 02266-8656. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

THE FUNDS

Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund”), Highland Long/Short Equity Fund (“Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (“Long/Short Healthcare Fund”) and Highland Opportunistic Credit Fund (“Opportunistic Credit Fund”) are each non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. Floating Rate Opportunities Fund, Long/Short Equity Fund, Long/Short Healthcare Fund and Opportunistic Credit Fund commenced investment operations on January 1, 2000 (commencement of operations of Predecessor Fund), December 5, 2006, May 5, 2008 and April 12, 2005 (commencement of operations of HSSF Predecessor Fund), respectively. Each Fund offers three classes of shares: Class A, Class C and Class Z.

Floating Rate Opportunities Fund acquired the assets and liabilities of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund, each a Delaware statutory trust, on June 13, 2011 (the “Reorganization”). Following the Reorganization, Highland Floating Rate Advantage Fund (the “Predecessor Fund”) was the accounting survivor and therefore certain information for periods prior to the date of this SAI relate to the Predecessor Fund. In the Reorganization, shareholders of each of the Predecessor Fund and Highland Floating Rate Fund received Class A, Class C and Class Z Shares of the Floating Rate Opportunities Fund.

The name of the Trust was changed from “Highland Funds I” to “Pyxis Funds I” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds I” to “Highland Funds I” effective February 8, 2013.

On July 1, 2014, Opportunistic Credit Fund acquired the assets of Highland Special Situations Fund, a Delaware statutory trust and closed-end fund (the “HSSF Predecessor Fund”). Opportunistic Credit Fund is the successor to the accounting and performance information of the HSSF Predecessor Fund.

DESCRIPTION OF INVESTMENTS AND RISK FACTORS

The principal investment objective or objectives of each Fund are not fundamental and can be changed without the approval of a majority of the outstanding voting shares of beneficial interest of that Fund. Certain investment restrictions are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities.

In addition to the investment strategies implemented by the portfolio managers of the Funds described in the Prospectus and herein, the portfolio managers of certain Funds may also give trading desk personnel of the Adviser general authorization to enter into a limited amount of short-term trades (purchases expected to be sold within 15 business days) in debt instruments on behalf of such Funds. Over time, it is expected that these trades will not exceed 2% of each such Fund’s assets.

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. The following is a combined description of investment strategies and risks for the Funds, and certain strategies and risks described below may not apply to each Fund. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

In addition to the principal investments described in the Prospectus, Highland Capital Management Fund Advisors, L.P. (formerly “Pyxis Capital, L.P”) (“HCMFA” or the “Adviser”), may also invest some of the Funds’ assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Funds to make investments quickly and to serve as collateral with respect to certain of their investments. However, if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of a Fund’s assets may be invested in such obligations. A Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). Each Fund may also invest its assets (up to 20% of Long/Short Equity Fund’s assets and up to 100% of Floating Rate Opportunities Fund’s, Long/Short Healthcare Fund’s and Opportunistic Credit Fund’s assets) in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Funds may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).

Limited Role in Affairs of Portfolio Companies.   Although the Adviser does not take an active role in the affairs of the companies in which the Funds have positions other than voting proxies with respect to the Funds’ portfolio holdings, it will be the policy of each Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its investment personnel to accept a role on the board of directors of any company, regardless of whether a Fund holds any of the company’s securities.

Financial Futures.   The Funds are sponsored by the Adviser, which is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to Commodity Futures Trading Commission (the “CFTC”) Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, the Adviser, with respect to the Funds, is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under CFTC Rule 4.5, the Funds will be limited in their ability to use certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon the level and scope of such Fund’s investment in commodity interests, the purposes of such investments and the manner in which that Fund holds out its use of commodity interests. For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to that Fund, the Fund’s expenses may increase.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that in the future the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund.

Fixed-Income and Other Debt Securities

Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of a Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by a Fund. The market value of the fixed-income obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by a Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.

Commercial Paper.    Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Medium-, Lower-Rated and Unrated Securities.   Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.

In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by a Fund and increasing the exposure of a Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether a Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for a Fund investing in or holding such securities. See “Income Tax Considerations” below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.    Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund’s net assets.

U.S. Government Securities.    U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent a Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Bills.    U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Mortgage-Related Securities.   There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, a Fund’s restrictions on investments in illiquid instruments will apply.

Zero Coupon Securities.   Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy a Fund’s distribution obligations (see Section “Income Tax Considerations”), in which case a Fund will forego the purchase of additional income producing assets. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry

Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts.   Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, a Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Loans and Other Direct Debt Instruments.   These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with a Fund’s restrictions on illiquid securities.

Because loans are not ordinarily registered with the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. A Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

•            Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of Rule 144A securities in a Fund’s portfolio under the oversight of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Board, with advice and information from the Adviser will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities or

Rule 144A securities were to decline, a Fund’s illiquidity could increase and the Fund could be adversely affected.

•            Section 4(a)(2) Commercial Paper.    A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Adviser as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities. Each Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Borrowing and Lending

Borrowing.   Each Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires a Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. No Fund will make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Securities Loans.   Each Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income. The Funds will receive collateral consisting of cash, securities of the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank or forms of collateral acceptable under the Trust’s securities lending agreement, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

Derivatives

Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.

Options.    An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Funds may write (sell) covered call and put options (“covered options”) on stocks, securities, indices and foreign currencies in an attempt to increase income. When a Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

A Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Options on Securities Indices.  A Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When a Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Options on Foreign Currencies.    A Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts.    Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event a Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Related Options.    To the extent consistent with applicable law, each Fund may invest in futures contracts on, among other things, individual equity securities,

securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Other Investment Policies

Swap Agreements.    To help enhance the value of their portfolio or manage their exposure to different types of investments, the Funds may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Funds intend to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Funds will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to such Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by a Fund with another party of their respective commitments. Use of swaps subjects a Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.

The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If a Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments.  Each Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by a Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, a Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Repurchase Agreements.   Floating Rate Opportunities Fund may enter into repurchase agreements without limitation. Long/Short Healthcare Fund and Opportunistic Credit Fund may each enter into repurchase agreements with respect to up to 33 1/3% of the value of such Fund’s total assets and Long/Short Equity Fund may enter into repurchase agreements with respect to up to 20% of the value of the Fund’s total assets. A repurchase agreement is a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date. When participating in repurchase agreements, a Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for a Fund to earn a return on available liquid assets at minimal market risk, although a Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, a Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of a Fund is unsettled and a Fund’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Funds do business and will monitor their creditworthiness during the period of any repurchase agreement.

Reverse Repurchase Agreements.    Each Fund may enter into reverse repurchase agreements with respect to securities held by the Fund that could otherwise be sold by the

Fund. In a reverse repurchase agreement a Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. A Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. A Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by a Fund under a reverse repurchase agreement, the Fund designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such agreement. Reverse repurchase agreements are considered borrowings of money by the Funds and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”

Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

Euro-Related Risk.   The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

Emerging and Developing Markets.    Floating Rate Opportunities Fund may invest without limitation in emerging market countries. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may invest up to 50% of the value of their total assets in emerging market countries. The Opportunistic Credit Fund may invest without limit in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Investing in emerging or developing market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging and developing market countries; the fact that companies in emerging and developing market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging or developing market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging and developing market countries.

Money Market Instruments.   Each Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Convertible Securities.   Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage.   To assure that a Fund’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these instruments or contracts.

Warrants and Rights.   Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may purchase warrants and rights, provided that the Funds presently do not intend to invest more than 10% of their respective net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Floating Rate Opportunities Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 20% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Short-Term Trading.  Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of a Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Short Selling.   The Opportunistic Credit Fund may engage in short selling. Short selling (also known as shorting or going short) is a strategy in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). The Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Income Tax Considerations” below for special tax considerations associated with engaging in short sales.

Micro Cap Securities.     Each Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Securities of Other Investment Companies.   Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. A Fund may invest in excess of the foregoing limitations in an exchange traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief.

The Funds may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Privately-Placed Securities.   Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Initial Public Offerings (“IPOs”).  Each Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

Operating Deficits.    The expenses of operating a Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.

Accuracy of Public Information.    The Adviser selects investments for each Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations.  For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Funds to loss. Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Funds to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Funds may be prevented from buying or selling securities of that company.

Risks of Interest Only Mortgage-Backed Securities.     “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.

Risks of Inverse Floaters.    As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that a Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). Each Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

For the past two fiscal years the portfolio turnover rate for each of the Funds was as follows:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014
Floating Rate Opportunities Fund	55%	69%
Long/Short Equity Fund	414%	349%
Long/Short Healthcare Fund	409%	538%
Opportunistic Credit Fund[1]	41%	0%

1 For fiscal year ended June 30, 2014 the information is shown for the HSSF Predecessor Fund. The Opportunistic Credit Fund commenced operations on July 1, 2014. The HSSF Predecessor Fund’s portfolio turnover rate was historically very low. From 2011 to 2014, the HSSF Predecessor Fund held fewer than 10 portfolio investments. While the Opportunistic Credit Fund typically invests in more than 10 investments, the Fund’s actual number of holdings will vary based on market conditions and may be significantly more than 10.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions below may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. Except for investment restrictions designated as fundamental in a Fund’s Prospectus or in this SAI, the investment policies described in this Prospectus or the Fund’s SAI are not fundamental and may be changed without shareholder approval. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions.  The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities”. A Fund may not:

1.

Purchase any security that would cause such Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that Long/Short Healthcare Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of healthcare companies (as defined in the Prospectus). For purposes of this restriction as applied to Floating Rate Opportunities Fund, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation;

2.	In the case of Floating Rate Opportunities Fund, Long/Short Healthcare Fund and Opportunistic Credit Fund, issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;*

3.

In the case of Long/Short Equity Fund, issue senior securities (including borrowing money, including on margin if margin securities are owned, and through entering into reverse repurchase agreements) in excess of 33 1/3% of Long/Short Equity Fund’s total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that Long/Short Equity Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies. Long/Short Equity Fund’s obligations under the foregoing

*Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.

types of transactions and investment strategies are not treated as senior securities;

4.	Underwrite securities of other issuers, except to the extent that such Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

5.

Purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

6.

Purchase or sell commodities or commodity contracts, but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7.

In the case of Long/Short Equity Fund, Long/Short Healthcare Fund and Opportunistic Credit Fund, lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

8.

In the case of Floating Rate Opportunities Fund, lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.

For purposes of fundamental investment restriction number 6 above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Non-Fundamental Investment Restrictions.  Each Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. A Fund may not:

1.

In the case of Long/Short Healthcare Fund and Opportunistic Credit Fund, enter into repurchase agreements if, as a result thereof, more than 33 1/3% of such Fund’s total assets would be invested in repurchase agreements and in the case of Long/Short Equity Fund, as an operating policy and notwithstanding fundamental investment restriction number 7, Long/Short Equity Fund may not acquire debt securities or enter into repurchase agreements if, as a result thereof, more than 20% of Long/Short Equity Fund’s total assets would be invested in debt securities or repurchase agreements;

2.

Acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid;

3.

Acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, in addition to any investments permitted by exemptive relief, a Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in a Fund owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased);

4.

Borrow on margin, notwithstanding, in the case of Floating Rate Opportunities Fund, Long/Short Healthcare Fund and Opportunistic Credit Fund, fundamental investment restriction number 2, and in the case of Long/Short Equity Fund, fundamental investment restriction number 3, unless such activity is permitted by applicable law; and

5.

Long/Short Healthcare Fund will not engage in any activities described under fundamental investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of Long/Short Healthcare Fund’s total assets.

6.

Each Fund that is invested in by another series of the Trust or by a series of Highland Funds II may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Other Information.     The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to a Fund may require that the Fund pledge its assets as collateral. If a Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction number 1 above, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, each Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. Each Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

For purposes of non-fundamental investment restriction number 2 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
INDEPENDENT TRUSTEES
Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	18	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.
Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	18	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.
Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	18	Trustee of ARC Realty Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
					owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.
John Honis (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	18	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.
INTERESTED TRUSTEE
Ethan Powell [3] (6/20/1975)	Trustee; Chairman of the Board, Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice	Trustee of the Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NexPoint Credit	18	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
		President since June 2012; Principal Executive Officer since June 2012.	Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 to May 2015 and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland

Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.

Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception;

Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 to May 2015 and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.

Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012.	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, Highland Funds I and Highland Funds II since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

[1]

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

[2]

The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

[3]	Mr. Powell is deemed to be an “interested person” of the Trust under the 1940 Act because of his position with HCMFA.

Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Funds. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc., an affiliated person of the Adviser, of approximately $2.5 million. Mr. Honis also serves as director of two companies, American HomePatient, Inc. and Turtle Bay Resort, LLC, which are controlled by clients of HCM, an affiliate of the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from American HomePatient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000. In light of these relationships between Mr. Honis and affiliates of HCM, it is possible that the U.S. Securities and Exchange Commission might in the future determine Mr. Honis to be an interested person of the Trust.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended June 30, 2015.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From the Highland Fund Complex[1]

Interested Trustee

Ethan Powell	$0	$0	$0	$0

Independent Trustees

Timothy K. Hui	$66,782	$0	$0	$150,000
Bryan A. Ward	$66,782	$0	$0	$150,000

Terrence O. Jones[2]	$66,782	$0	$0	$150,000
Dr. Bob Froehlich	$66,782	$0	$0	$150,000
John Honis[3]	$11,014	$0	$0	$25,000

1 The “Highland Fund Complex” consists of the NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

2 Effective September 23, 2015, Mr. Jones resigned as a Trustee of the Trust.

3 Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, underwriter, administrator, sub-administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are Independent Trustees. The remaining Trustee, Mr. Powell is an “interested person” of the Trust (each an “Interested Trustee”). Mr. Powell is an Interested Trustee because of his position with HCMFA. Mr. Powell also serves as Chairman and Executive Vice President of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee.  Pursuant to the Audit Committee Charter adopted by the Board, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Froehlich, Hui, and Ward. The Audit Committee met six times during the fiscal year ended June 30, 2015. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

Governance Committee.  The Governance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Funds, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Funds’ Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee. The Governance Committee met two times during the fiscal year ended June 30, 2015.

Litigation Committee.  The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust and the Adviser, in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Froehlich, Hui, and Ward. The Litigation Committee met nine times during the fiscal year ended June 30, 2015. Mr. Hui acts as the Chairman of the Litigation Committee.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Froehlich, Hui, and Ward. The QLCC did not meet during the fiscal year ended June 30, 2015. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser, both of which enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities Owned in Floating Rate Opportunities Fund	Dollar Range of Equity Securities Owned in Long/Short Equity Fund	Dollar Range of Equity Securities Owned in Long/Short Healthcare Fund	Dollar Range of Equity Securities Owned in Opportunistic Credit Fund[1]	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Highland Fund Complex[2]

Interested Trustee

Ethan Powell	$10,001 - $50,000	$0	$0	$0	$100,001 - $500,000

Independent Trustees

Timothy K. Hui	$0	$0	$0	$0	$50,001 - $100,000
John Honis[3]	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$0	$100,001 - $500,000
Terrence O. Jones[4]	$0	$0	$0	$0	$10,001 - $50,000
Dr. Bob Froehlich	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$100,001 - $500,000
Bryan A. Ward	$0	$0	$0	$0	None

1 The Opportunistic Credit Fund commenced operations on July 1, 2014.

2 The “Highland Fund Complex” consists of the NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3 Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.

4 Effective September 23, 2015, Mr. Jones resigned as a Trustee of the Trust.

Trustee Positions

As of December 31, 2014, no Independent Trustee or any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Funds, the Adviser and the Funds’ principal underwriter, Highland Capital Funds Distributor, Inc. (“HCFD”) have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under each of the codes of ethics of the Funds, the Adviser and HCFD, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated the responsibility for voting proxies in respect of each Fund’s portfolio holdings to the Adviser, to vote each Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of each Fund and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix B.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.

Policy on Disclosure of Portfolio Holdings

Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Funds, the Adviser or any other person for these disclosures. “Financial Advisors” means any financial advisor, broker-dealer or other financial intermediary from which shares of the Funds may be purchased and that has entered into an agreement with the Underwriter or Boston Financial Data Services, Inc., the Funds’ transfer agent (the “Transfer Agent”), with respect to the sale of shares of the Funds. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the earliest frequency with which it may be provided to them and the earliest length of the lag between the date of the information and the date it may be disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	65 days after quarter end
Lipper, Inc.	Quarterly	65 days after quarter end
Thomson Financial	Quarterly	65 days after quarter end
Bloomberg	Quarterly	65 days after quarter end
Factset	Quarterly	65 days after quarter end

The largest five portfolio holdings are posted to the Trust’s website on a monthly basis. In addition, certain service providers to the Funds, Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end. If a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, the Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Funds are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Each Fund’s top five holdings, including the top five long holdings and top five short holdings for the Long/Short Equity Fund and Long/Short Healthcare Fund, are published in the Funds’ Fact Sheets, which are posted on the Funds’ website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT ADVISORY SERVICES

Highland Capital Management Fund Advisors, L.P. serves as the Funds’ investment adviser pursuant to separate Investment Advisory Agreements with each Fund. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors XVI, Inc., of which Mr. Dondero is the sole stockholder.

Under the Investment Advisory Agreement with Floating Rate Opportunities Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 0.65% of the Fund’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Fund’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Fund’s Average Daily Managed Assets over $2 billion. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.95% of Floating Rate Opportunities Fund’s average daily net assets. This expense limitation will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board.

Under the Investment Advisory Agreements with Long/Short Equity Fund and Long/Short Healthcare Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 2.25% and 1.00%, respectively, of the Average Daily Managed Assets of the respective Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Adviser has contractually agreed to waive 1.25% of the Long/Short Equity Fund’s management fee. This fee waiver will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board.

Under the Investment Advisory Agreement with the Opportunistic Credit Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.90% of Opportunistic Credit Fund’s average daily net assets. This expense limitation will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board.

Under each Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, HCMFA also provides certain administration services to certain of the Funds. See Section “Administrator/Sub-Administrator” below.

HCMFA carries out its duties under each Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Funds and extraordinary expenses.

Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, each Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

Conflicts of Interests.  HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

The table below sets forth the advisory fees paid by the Floating Rate Opportunities Fund, as well as any fee waivers and/or expense reimbursements, for the past three fiscal years:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Gross Advisory Fee	$ 6,001,605	$ 7,803,265	$ 3,835,999
Fee Waiver[1]	$ 132,612	$ (112,247)	$ (42,248)
Net Advisory Fee	$ 6,134,217	$ 7,691,018	$ 3,793,751

1 Effective October 31, 2015, HCMFA contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) (collectively, the “Excluded Expenses”) of Floating Rate Opportunities Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board. HCMFA recouped $132,612 from the Fund during the fiscal year ended June 30, 2015.

The table below sets forth the advisory fees paid by Long/Short Equity Fund, as well as any fee waiver, for the past three fiscal years:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Gross Advisory Fee	$ 20,684,901	$ 22,525,348	$ 19,918,284
Fee Waiver[1]	$ (11,491,612)	$ (12,555,300)	$ (11,161,089)
Net Advisory Fee	$ 9,193,289	$ 9,970,048	$ 8,757,195

1 Effective October 31, 2015, HCMFA contractually agreed to waive 1.25% of the Fund’s management fee. This fee waiver will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board. Prior to October 17, 2013, HCMFA voluntarily waived 1.25% of the Fund’s management fee.

The table below sets forth the advisory fees paid by Long/Short Healthcare Fund, as well as any fee waiver, for the past three fiscal years:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Gross Advisory Fee	$ 4,520,807	$ 1,259,064	$ 400,006
Fee Waiver	$ 0	$ 0	$ 0
Net Advisory Fee	$ 4,520,807	$ 1,259,064	$ 400,006

As the Opportunistic Credit Fund commenced operations on July 1, 2014, the table below sets forth the advisory fees paid by the HSSF Predecessor Fund, as well as any fee waivers and/or expense reimbursements, for its past three fiscal years:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014[1]	Fiscal Year Ended December 31, 2013[1]
Gross Advisory Fee	$ 483,699	$ 21,010	$ 11,086
Fee Waiver	$ (501,010)	$ (21,010)	$ (11,086)
Net Advisory Fee	$ (17,311)	$ 0	$ 0

[1]	HCMFA agreed to voluntarily waive all of its advisory fees for the HSSF Predecessor Fund effective May 1, 2012.

INFORMATION REGARDING PORTFOLIO MANAGERS

The portfolio managers of Floating Rate Opportunities Fund are Mark Okada and Chris Mawn. The following tables provide information about funds and accounts, other than the Fund, for which each portfolio manager is primarily responsible for the day-to-day portfolio management.

As of June 30, 2015, Mark Okada managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	1	$ 18.57	1	$ 18.57
Other Accounts:	0	$ 0	0	$ 0

As of June 30, 2015, Chris Mawn managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
Other Accounts:	0	$ 0	0	$ 0

The portfolio managers of Long/Short Equity Fund are Jonathan Lamensdorf and Michael McLochlin. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management.

As of June 30, 2015, Jonathan Lamensdorf managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$ 29.78	0	$ 0
Other Pooled Investment Vehicles:	2	$ 4.52	1	$ 0
Other Accounts:	0	$ 0	0	$ 0

As of September 28, 2015, the date Michael McLochlin was appointed as portfolio manager, he managed the following other client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
Other Accounts:	0	$ 0	0	$ 0

The portfolio manager of Long/Short Healthcare Fund is Michael D. Gregory. The following table provides information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of June 30, 2015, Michael D. Gregory managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	2	$ 57.73	0	$ 0
Other Pooled Investment Vehicles:	1	$ 9.35	1	$ 9.35
Other Accounts:	0	$ 0	0	$ 0

The portfolio managers of the Opportunistic Credit Fund are James Dondero and Trey Parker. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management.

As of June 30, 2015, James Dondero managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	4	$ 2,709.82	0	$ 0
Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
Other Accounts:	0	$ 0	0	$ 0

As of June 30, 2015, Trey Parker managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	2	$ 308.48	1	$ 191.28
Other Accounts:	3	$ 1,225.73	2	$ 546.65

Compensation Structure – HCMFA

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation.   Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of HCMFA in order to promote the success of HCMFA.

Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of HCMFA.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Conflicts of Interest – HCMFA

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. HCMFA has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. For the purposes of this section, the term “Highland” shall include HCMFA and its affiliated investment advisors, including Highland Capital Management, L.P. and all affiliates listed on its Form ADV, as filed with the SEC September 21, 2015 (CRD No. 149653). In connection with such other investment management activities, HCMFA and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, HCMFA and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

HCMFA has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. HCMFA has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, HCMFA furnishes advisory services to numerous clients in addition to the Funds, and HCMFA may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to HCMFA or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, HCMFA, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale HCMFA recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that HCMFA, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, HCMFA may refrain from rendering any advice or services concerning securities of companies of which any of HCMFA’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which HCMFA or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, HCMFA includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

HCMFA, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, HCMFA will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, HCMFA will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients.

Conflicts may arise in cases when clients invest in different parts of an issuer‘s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer‘s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer‘s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed, Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee‘s determination. A Portfolio Manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

HCMFA and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of HCMFA and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that HCMFA’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if HCMFA causes one client account of an affiliated advisor to buy a security and another client account to sell or short the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of the fiscal year ended June 30, 2015.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager[1]
Mark Okada	Floating Rate Opportunities Fund	Over $1,000,000
Chris Mawn	Floating Rate Opportunities Fund	$100,001 - $500,000
Jonathan Lamensdorf	Long/Short Equity Fund	Over $1,000,000
Michael McLochlin	Long/Short Equity Fund	$100, 001 - $500,000[2]
Michael D. Gregory	Long/Short Healthcare Fund	Over $1,000,000
James D. Dondero	Opportunistic Credit Fund	Over $1,000,000
Trey Parker	Opportunistic Credit Fund	$100,001 - $500,000

1 Messrs. Mawn’s, Gregory’s and Parker’s beneficial ownership of these shares includes the value of deferred compensation payments that are determined as if the amount had been invested, as of the date awarded, in shares of the respective Fund.

2 Mr. McLochlin’s beneficial ownership is as of September 28, 2015, when he became a portfolio manager of the Long/Short Equity Fund.

ADMINISTRATOR/SUB-ADMINISTRATOR

HCMFA provides administration services to the Funds, other than the Opportunistic Credit Fund, for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, HCMFA generally assists each Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, HCFMA has delegated certain administrative functions, as of

January 14, 2013, to State Street, One Lincoln Street, Boston, Massachusetts 02111, and pays State Street a portion of the fee it receives from the Fund. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Funds.

Prior to January 14, 2013, Highland served as administrator to the Funds, other than the Opportunistic Credit Fund, and BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) served as sub-administrator to the Funds, other than the Opportunistic Credit Fund, in each case under contracts providing for substantially identical services at the same fee as currently charged under the current arrangements.

The table below sets forth the administration fees paid by the Funds, as well as any fee waiver or reimbursement, for the past three fiscal years:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Floating Rate Opportunities Fund
Gross Administration Fee	$1,848,193	$2,401,632	$ 1,180,308
Fee Waiver/Reimbursement	$ 0	$ 0	$ (1,194,182)
Net Administration Fee	$1,848,193	$2,401,632	$ (13,874)

Long/Short Equity Fund
Gross Administration Fee	$1,838,658	$1,979,740	$ 1,770,514
Fee Waiver/Reimbursement	$ 0	$ 0	$ 0
Net Administration Fee	$1,838,658	$1,979,740	$ 1,770,514

Long/Short Healthcare Fund
Gross Administration Fee	$ 904,162	$ 251,809	$ 80,001
Fee Waiver	$ 0	$ 0	$ 0
Net Administration Fee	$ 904,162	$ 251,809	$ 80,001

Opportunistic Credit Fund
Gross Administration Fee	N/A	N/A	N/A
Fee Waiver [1]	N/A	N/A	N/A
Net Administration Fee	N/A	N/A	N/A

[1]	The Opportunistic Credit Fund commenced operations on July 1, 2014.

For the fiscal year ended June 30, 2015 and June 30, 2014, HCMFA or its affiliates, as applicable, paid $537,989 and $440,087, respectively, to State Street for its services as sub-administrator. For the period July 1, 2012 through January 14, 2013, HCMFA or Highland, as applicable, paid $133,453 to BNY for its services as sub-administrator.

With respect to the Opportunistic Credit Fund, the Trust has entered into an administration agreement with State Street, One Lincoln Street, Boston, Massachusetts 02111 and pays State Street a fee for administration services. State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

HCMFA generally assists in all aspects of the Trust’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

UNDERWRITER

Shares of each Fund are offered for sale on a continuous basis through the Funds’ principal underwriter, HCFD, 200 Crescent Court, Suite 700, Dallas, Texas 75201, an affiliate of the Adviser. Prior to April 1, 2014, Foreside Funds Distributors LLC., 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312 (“Foreside.”) served as the principal underwriter for Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund. Foreside and HCFD are collectively referred to as the “Underwriter”. HCFD will use all reasonable efforts in connection with distribution of shares of the Funds.

The Funds have agreed to pay all expenses in connection with registration of their shares with the SEC, auditing and filing fees in connection with registration of their shares under the various state blue sky laws, the cost of preparation of the Prospectus and other expenses.

The Underwriter was paid the following aggregate commissions on sales of Class A Shares and Class C Shares of the Funds during the past three fiscal years:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Floating Rate Opportunities Fund
Class A Shares	$12,140	$ 22,850	$ 14,944
Class C Shares	$ 0	$ 0	$ 0
Long/Short Equity Fund
Class A Shares	$10,203	$14,303	$17,024
Class C Shares	$ 0	$ 0	$ 0
Long/Short Healthcare Fund
Class A Shares	$153,384	$ 46,812	$ 1,670
Class C Shares	$ 0	$ 0	$ 0
Opportunistic Credit Fund[1]
Class A Shares	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A

[1]

The Opportunistic Credit Fund commenced operations on July 1, 2014. The HSSF Predecessor Fund did not pay any commissions for the fiscal years ended June 30, 2014, December 31, 2013 and December 31, 2012.

HCMFA performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays HCMFA for promotion and distribution expenses incurred by it in respect of the Funds (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Funds) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay HCMFA fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.

Effective May 2, 2013 for the Floating Rate Opportunities Fund, the Underwriter pays Financial Advisors the following increased cumulative commissions for purchases of $500,000 or more of Class A shares: 1.00% for amounts less than $5 million, 0.40% for amounts greater than or equal to $5 million but less than $25 million and 0.25% for amounts greater than or equal to $25 million. The terms and conditions with respect to CDSCs and brokerage commissions for Class A Shares purchased prior to May 2, 2013 are unchanged.

Effective April 21, 2014 for the Long/Short Equity Fund and Long/Short Healthcare Fund, the Underwriter pays Financial Advisors the following increased cumulative commissions for purchases of $500,000 or more of Class A shares: 1.00% for amounts less than $5 million, 0.40% for amounts greater than or equal to $5 million but less than $25 million and 0.25% for amounts greater than or equal to $25 million. The terms and conditions with respect to CDSCs and brokerage commissions for Class A Shares purchased prior to April 21, 2014 are unchanged.

In addition, effective April 21, 2014, Class A Shares of Long/Short Equity Fund and Long/Short Healthcare Fund bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within eighteen months of purchase.

The following table shows the amount of service payments paid by the Underwriter to HCMFA during the past three fiscal years:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Floating Rate Opportunities Fund	$0	$ 11,641	$ 2,393
Long/Short Equity Fund	$0	$ 3,274	$ 9,150
Long/Short Healthcare Fund	$0	$ 2,266	$ 572
Opportunistic Credit Fund[1]	$0	N/A	N/A

1 The Opportunistic Credit Fund commenced operations on July 1, 2014. The Underwriter did not pay fees to HCMFA with respect to the HSSF Predecessor Fund during the fiscal years ended June 30, 2014, December 31, 2013 and December 31, 2012.

DISTRIBUTION AND SERVICE FEE PLAN

The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to the Underwriter.

For Long/Short Equity Fund and Long/Short Healthcare Fund, the Plan requires the payment of (i) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to Class A Shares and 0.25% of average daily net assets attributable to Class C Shares and (ii) a distribution fee at the annual rates of 0.10% of the average daily net assets of its Class A Shares and 0.75% of the average daily net assets of its Class C Shares.

For Floating Rate Opportunities Fund and Opportunistic Credit Fund, the Plan requires the payment of (i) a monthly service fee to the Underwriter at the annual rate of 0.25% of the average daily net assets attributable to Class A Shares and 0.25% of average daily net assets attributable to Class C Shares and (ii) a distribution fee at the annual rates of 0.10% of the average daily net assets of its Class A Shares and 0.60% of the average daily net assets of its Class C Shares, if any.

The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. The Trustees of the Funds have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of a Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Shareowner Guide – How to Invest in the Highland Funds—Distribution and Service Fees” in the Funds’ Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will not agree to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the Distribution Fees noted above with respect to each Share class. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

The following table sets forth the distribution fees and service fees paid by the Funds to the Underwriter for the fiscal year ended June 30, 2015:

Fiscal Year Ended June 30, 2015 Distribution and Service Fees
Floating Rate Opportunities Fund
Class A	$ 916,710
Class C	$ 2,874,887
Long/Short Equity Fund
Class A	$ 428,323
Class C	$ 542,161
Long/Short Healthcare Fund
Class A	$ 543,105
Class C	$ 587,748
Opportunistic Credit Fund
Class A	$ 17,679
Class C	$ 826

During the fiscal year ended June 30, 2015, the Underwriter incurred the following expenses on behalf of the Funds in connection with distributions under the Plan:

	Advertising	Printing and Mailing of Prospectus to other than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or other Financing Charges
Floating Rate Opportunities Fund
Class A	$ 127,064	$31,145	$ 81	$ 849,127	$ 195,483	$ 0
Class C	$ 210,780	$ 57,270	$ 55	$ 2,756,997	$ 349,972	$ 0
Long/Short Equity Fund						$ 0
Class A	$ 66,870	$ 18,902	$ 39	$ 419,032	$ 90,876	$ 0
Class C	$ 33,563	$ 11,711	$ 3	$ 433,466	$ 55,054	$ 0
Long/Short Healthcare Fund
Class A	$ 57,659	$ 16,917	$ 9	$ 485,136	$ 103,668	$ 0
Class C	$ 35,591	$ 8,924	$ 3	$ 139,242	$ 57,335	$ 0
Opportunistic Credit Fund
Class A	$ 1,240	$ 0	$ 0	$ 11,197	$ 2,565	$ 0
Class C	$ 58	$ 1	$ 1	$ 4	$ 89	$ 0

TRANSFER AGENT AND DIVIDEND PAYING AGENT

Boston Financial Data Services Inc. (“BFDS”), located at 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534, serves as the transfer agent and dividend paying agent of the Funds’ investments. As transfer agent, BFDS is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of a Fund. For its services, BFDS receives monthly fees charged to a Fund, plus certain charges for securities transactions.

CUSTODIAN

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, is the custodian for the Funds. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective October 8, 2015, the independent registered public accounting firm for the Funds is KPMG LLP, located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.

Prior to October 8, 2015, PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201, was the independent registered public accounting firm for the Funds and reviewed the financial statements included herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Funds’ Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Funds are made independently from those of such other accounts, investments of the type the Funds may make also may be made on behalf of such other accounts. When a Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Funds. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Funds and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and the Adviser relating to each Fund authorizes the Adviser, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Adviser in servicing that Fund as well as all of the Adviser’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in the Adviser’s outlook.

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Floating Rate Opportunities Fund	$77,851	$ 150,618	$ 9,420
Long/Short Equity Fund	$5,072,409	$ 4,987,064	$ 6,992,720
Long/Short Healthcare Fund	$4,357,147	$ 1,698,981	$ 1,371,025
Opportunistic Credit Fund[1]	$11,932	N/A	N/A

[1]	The Fund commenced operations on July 1, 2014.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended June 30, 2015. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Long/Short Equity Fund	$4,921,037	$11,198,292,469

Long/Short Healthcare Fund	$ 4,346,830	$ 5,794,325,107
Opportunistic Credit Fund	$ 11,932	$ 13,1564,962

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended June 30, 2015.

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Bank of America Merrill Lynch	$1,028,960	$1,891,617,738
Barclays Capital Inc.	$200,651	$1,805,344,663
BB&T Investment Services, Inc.	$45,097	$37,903,552
BMO Capital Markets	$18,296	$30,644,540
BTIG-BASS TRADING	$241,984	$387,858,261
Canaccord Adams	$24,178	$35,515,983
Cantor Fitzgerald & Co.	$81,185	$57,918,819
Cap1	$37,726	$57,434,763
Citibank, N.A.	$244,585	$674,836,433
Deutsche Bank AG, New York Branch	$102,577	$229,523,815
FBR Investments	$31,245	$28,422,009
Goldman Sachs	$1,178,514	$2,009,069,464
Guggenheim	$40,710	$52,434,228
Height Securities, LLC	$37,135	$38,479,425
Interactive Brokers	$0	$0
ISI Group, Inc.	$80,255	$81,697,614
ITG Inc.	$52,267	$143,610,137
Janney Montgomery	$56,524	$78,427,429
Jeffries & Company, Inc.	$363,784	$224,196,114
JMP Securities LLC	$81,555	$61,013,163
Jones and Associates Inc.	$2,137	$3,620,820
JPMorgan Chase Bank, N.A.	$1,207,626	$1,859,516,085
Keefe Bruyette and Woods Inc.	$50,655	$33,525,101
KeyBanc Capital Markets Inc.	$69,237	$87,483,420
Knight Equity Markets, LP	$583,706	$1,805,307,362
Leerink Swann 7 Co., Inc.	$201,244	$235,685,522
Liquidnet, Inc.	$404,046	$762,495,065
Longbow Research	$41,128	$57,447,657
Macro Risk Advisors	$52,533	$109,914
Maxim Group LLC	$19,020	$13,924,004
Mizuho	$46,190	$24,264,794
MKM Partners LLC	$125,188	$236,372,252
Morgan Stanley & Co, Inc.	$323,616	$1,383,030,350
Oppenheimer & Co., Inc.	$596,355	$131,139,238
Pacific Crest Securities Inc.	$69,714	$85,339,254
Piper Jaffray & Co.	$117,467	$130,001,810
Raymond James and Associates	$177,257	$243,484,803
RBC Capital Markets	$102,214	$120,786,573
Robert W. Baird & Co. Incorporated	$115,154	$163,563,543

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
R.S. Platou	$0	$0
Sandler O’Neill & Partners, LP	$58,662	$40,075,679
Sanford C. Bernstein and Co.	$85,941	$215,652,492
SG Cowen & Co., LLC	$240,689	$99,836,158
Stephens Inc.	$98,276	$102,077,049
Sterne Agee and Leach Inc.	$37,221	$34,517,058
Stifel Nicolaus	$111,701	$110,182,216
Stuart Frankel	$34,286	$71,452,503
SunTrust Capital Markets, Inc.	$64,105	$74,808,428
Tudor Pickering	$44,978	$73,554,675
Wallachbeth Capital LLC	$59,884	$690,338,142
Wells Fargo Securities LLC	$83,586	$71,395,766
William Blair & Company LLC	$75,620	$90,007,814
Wolfe Research	$33,136	$28,828,842

Certain Affiliations

The Funds, HCMFA and HCFD are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA and HCFD. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

The Funds did not pay any brokerage commissions on transactions with NexBank for the fiscal year ended June 30, 2015, 2014 or 2013. The HSSF Predecessor Fund did not pay any brokerage commissions for its fiscal year ended June 30, 2014 or December 31, 2013.

In addition, the Funds, HCMFA and HCFD, as outlined above, are affiliated with NexBank, which also does business as Barrier Advisors, NexBank SSB, a state chartered bank, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA and HCFD. NexBank and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA (the “Portfolio Companies”). For example, NexBank SSB may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender or may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Funds’ Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

DESCRIPTION OF THE FUNDS’ SHARES

Each Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Each Fund currently offers Class A, Class C and Class Z Shares. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. At the option of the shareholder, shares will be redeemed at net asset value (“NAV”), subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.

The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing their shares.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund(s) or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares should be directed to: HCFD, 200 Crescent Court, Suite 700, Dallas, Texas 75201. For assistance, call (877) 665-1287 or visit the Funds’ website at www.highlandfunds.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 30, 2015, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. As of September 30, 2015, the only persons known by the Funds to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
LONG/SHORT HEALTHCARE FUND MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	32.50%

OPPORTUNISTIC CREDIT FUND CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	74.50%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. As of September 30, 2015, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows (certain of the investors below are believed to hold the indicated shares as nominee):

Name and Address	Outstanding Shares Held	Percentage of Class (%)
FLOATING RATE OPPORTUNITIES FUND – CLASS A MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	2,981,352.94	11.95%
FLOATING RATE OPPORTUNITIES FUND – CLASS A NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	2,834,162.18	11.36%
FLOATING RATE OPPORTUNITIES FUND – CLASS A PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	3,459,211.20	13.87%
FLOATING RATE OPPORTUNITIES FUND – CLASS A LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	1,589,139.42	6.37%
FLOATING RATE OPPORTUNITIES FUND – CLASS A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	2,994,102.16	12.01%
FLOATING RATE OPPORTUNITIES FUND – CLASS C MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	8,287,806.91	21.67%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
FLOATING RATE OPPORTUNITIES FUND – CLASS C NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	1,963,134.98	5.13%
FLOATING RATE OPPORTUNITIES FUND – CLASS C PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	2,589,216.30	6.77%
FLOATING RATE OPPORTUNITIES FUND – CLASS C CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,087,089.89	5.46%
FLOATING RATE OPPORTUNITIES FUND – CLASS C LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	1,926,667.45	5.04%
FLOATING RATE OPPORTUNITIES FUND – CLASS C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	7,960,045.81	20.81%
FLOATING RATE OPPORTUNITIES FUND – CLASS C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION #97425 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	3,079,169.51	8.05%
FLOATING RATE OPPORTUNITIES FUND – CLASS Z MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	6,397,538.58	19.67%
FLOATING RATE OPPORTUNITIES FUND – CLASS Z NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	7,139,700.32	21.96%
FLOATING RATE OPPORTUNITIES FUND – CLASS Z LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	2,168,489.88	6.67%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
FLOATING RATE OPPORTUNITIES FUND – CLASS Z UNIVERSITY OF KANSAS HOSP AUTHORITY 2330 SHAWNEE MISSION PKWY WESTWOOD, KS 66205-2005	2,842,237.59	8.74%
FLOATING RATE OPPORTUNITIES FUND – CLASS Z FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	5,792,731.02	17.81%
FLOATING RATE OPPORTUNITIES FUND – CLASS Z CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	2,822,473.08	8.68%
LONG/SHORT EQUITY FUND – CLASS A MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	489,379.48	7.28%
LONG/SHORT EQUITY FUND – CLASS A NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	1,158,876.48	17.25%
LONG/SHORT EQUITY FUND – CLASS A PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	631,363.05	9.40%
LONG/SHORT EQUITY FUND – CLASS A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	468,139.56	6.97%
LONG/SHORT EQUITY FUND – CLASS A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION #97425 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,419,185.00	21.12%
LONG/SHORT EQUITY FUND – CLASS A CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	512,757.98	7.63%
LONG/SHORT EQUITY FUND – CLASS C MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	1,028,240.73	18.38%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
LONG/SHORT EQUITY FUND – CLASS C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	896,690.32	16.03%
LONG/SHORT EQUITY FUND – CLASS C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION #97425 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,527,054.42	27.29%
LONG/SHORT EQUITY FUND – CLASS Z MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	5,033,836.77	8.27%
LONG/SHORT EQUITY FUND – CLASS Z NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	9,318,686.77	15.30%
LONG/SHORT EQUITY FUND – CLASS Z FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	11,263,079.28	18.50%
LONG/SHORT EQUITY FUND – CLASS Z MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION #97425 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	5,164,070.84	8.48%
LONG/SHORT EQUITY FUND – CLASS Z CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	11,040,622.98	18.13%
LONG/SHORT EQUITY FUND – CLASS Z BAND & CO C/O U.S. BANK N.A. P.O. BOX 1787 MILWAUKEE, WI 53201-1787	15,252,659.26	25.05%
LONG/SHORT HEALTHCARE FUND – CLASS A MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	2,080,469.62	15.77%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
LONG/SHORT HEALTHCARE FUND – CLASS A NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	2,687,116.38	20.36%
LONG/SHORT HEALTHCARE FUND – CLASS A PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	843,292.23	6.39%
LONG/SHORT HEALTHCARE FUND – CLASS A LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	2,293,971.96	17.38%
LONG/SHORT HEALTHCARE FUND – CLASS A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	1,133,120.28	8.59%
LONG/SHORT HEALTHCARE FUND – CLASS A CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	855,868.59	6.49%
LONG/SHORT HEALTHCARE FUND – CLASS C MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	2,582,062.31	36.76%
LONG/SHORT HEALTHCARE FUND – CLASS C PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	530,170.71	7.55%
LONG/SHORT HEALTHCARE FUND – CLASS C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	1,744,717.07	24.84%
LONG/SHORT HEALTHCARE FUND – CLASS Z MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1901	13,434,032.77	37.77%
LONG/SHORT HEALTHCARE FUND – CLASS Z FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	6,886,373.09	19.36%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
LONG/SHORT HEALTHCARE FUND – CLASS Z EQUITABLE TRUST COMPANY 4400 HARDING PIKE STE 310 NASHVILLE, TN 37205-2314	2,636,698.21	7.41%
OPPORTUNISTIC CREDIT FUND – CLASS A CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,254,358.72	88.75%
OPPORTUNISTIC CREDIT FUND – CLASS C NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	10,697.98	36.34%
OPPORTUNISTIC CREDIT FUND – CLASS C PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	16,194.00	55.00%
OPPORTUNISTIC CREDIT FUND – CLASS Z CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10,999,389.80	73.36%
OPPORTUNISTIC CREDIT FUND – CLASS Z JEFFRIES LLC 431-00932-26 101 HUDSON ST FL 11 JERSEY CITY, NJ 07302-3915	1,008,676.41	6.73%

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A and Class C Shares Prospectus.

Right of Accumulation (Class A Shares Only)

Reduced sales charges on Class A Shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1.	the current purchase; and
2.

the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s classes of shares held by the shareholder, the shareholder’s spouse or domestic partner or the shareholder’s minor children.

The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent (Class A Shares Only)

Any person may qualify for reduced sales charges on purchases of Class A Shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege (Class A and C Shares Only)

A shareholder who has redeemed Class A or Class C Shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax adviser.

Privileges of Financial Advisors

Class A Shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Privileges of Certain Shareholders

Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.

Sponsored Arrangements

Class A Shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of any Financial Advisor that has entered into an agreement with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any Financial Advisor that has entered into an agreement with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your Financial Adviser for further information.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.

Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”)

or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.

Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.

Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Funds

Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. If a Fund retains any net capital gain, it also will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any of net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) its other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Each Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of that Fund as a distribution of investment company taxable income and net capital gain on that Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for that Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-

term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. Each Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Floating Rate Opportunities Fund and Opportunistic Credit Fund do not expect a significant portion of their respective distributions to be eligible for treatment as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Floating Rate Opportunities Fund and Opportunistic Credit Fund do not expect a significant portion of their respective distributions to be eligible for this dividends-received deduction.

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

A Fund’s dividends representing distributions of interest income and capital gains or distributions from entities that are not corporations for U.S. tax purposes will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. In addition, any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by that Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution with respect to any taxable year to a shareholder in excess of that Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the net asset value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether that Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

A substantial portion of the Floating Rate Opportunities Fund’s and Opportunistic Credit Fund’s investments in loans and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium -- the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s investments in foreign countries may be subject to foreign withholding and other taxes on dividends, interest, capital gains, or other income or proceeds. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Even if eligible in a particular taxable year, a Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes directly or indirectly paid by the Fund in such year. Shareholders of the Long/Short Equity Fund, Long/Short Healthcare Fund and Opportunistic Credit Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from a Fund.

A Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

In addition, certain of a Fund’s derivatives transactions and investments foreign currency-denominated debt instruments as well as any of a Fund’s transactions in foreign currencies or its hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-

exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

To the extent a Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of a Fund’s gains that are taxable to shareholders as ordinary income.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Backup Withholding

A Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for a Fund’s taxable years beginning before January 1, 2015, the Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). A Fund was permitted to report such part of its dividends as interest-related or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015. Therefore, each Fund (or intermediary, as applicable) is required to withhold on distributions to foreign shareholders in respect of the current taxable year that are attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2015, or what the terms of any such an extension will be, including whether any such extension will have retroactive effect. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisers.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs -- USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC -- the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund makes to that shareholder and, after December 31, 2016 (which date, under recent Treasury guidance, is expected to be delayed until after December 31, 2018), 30% of the gross proceeds of the sale, redemption or exchange of Fund shares and certain Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in Long/Short Equity Fund’s, Long/Short Healthcare Fund’s, Floating Rate Opportunities Fund’s and Opportunistic Credit Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2015 are incorporated into this SAI by reference. The 2015 financial statements included in the Long/Short Equity Fund’s, Long/Short Healthcare Fund’s, Floating Rate Opportunities Fund’s and Opportunistic Credit Fund’s Annual Report, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in Long/Short Equity Fund’s, Long/Short Healthcare Fund’s, Floating Rate Opportunities Fund’s and Opportunistic Credit Fund’s 2015 Annual Report to Shareholders for the fiscal year ended June 30, 2015, as filed with the SEC on September 3, 2015 (file # 811-21866).

On July 1, 2014, the Opportunistic Credit Fund acquired the assets of the HSSF Predecessor Fund. The Opportunistic Credit Fund is the successor to the accounting and performance information of the HSSF Predecessor Fund.

The audited financial statements incorporated by reference into the Funds’ Prospectus and this SAI have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting. A Fund’s Annual Report is available without charge by calling the Fund at (877) 665-1287 or on the SEC’s website at http://www.sec.gov.

APPENDIX A — RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Global Long-term Rating Scale

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment –capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation, and the promise we impute; and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B — HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

PROXY VOTING POLICY

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for reviewing a weekly report assembled by Broadridge of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager(s) responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

1For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

Statement of Additional Information Dated October 31, 2015

INVESTMENT PORTFOLIOS OF HIGHLAND FUNDS I

FUND	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL

HIGHLAND/iBOXX SENIOR LOAN ETF	NYSE Arca, Inc.	SNLN

HIGHLAND HFR GLOBAL ETF	NYSE Arca, Inc.	HHFR

HIGHLAND HFR EVENT-DRIVEN ETF	NYSE Arca, Inc.	DRVN

HIGHLAND HFR EQUITY HEDGE ETF	NYSE Arca, Inc.	HHDG

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the prospectus of the Highland/iBoxx Senior Loan ETF, Highland HFR Equity Hedge ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF (the “Funds”), dated October 31, 2015, and any supplements thereto (the “Prospectus”), and should be read in conjunction therewith. Copies of the Funds’ Prospectus and the Funds’ annual report are available free of charge by calling the Funds at (855) 799-4757, visiting the Funds’ website (http://www.highlandfunds.com) or writing to each Fund, 200 Crescent Court, Suite 700, Dallas, TX 75201. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Funds’ Prospectus. The principal U.S. national stock exchange on which each of the Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF are listed is the NYSE Arca, Inc. (the “Exchange”).

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THE FUNDS

Highland/iBoxx Senior Loan ETF, Highland HFR Equity Hedge ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF (each, a “Fund” and collectively, the “Funds”) are non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. Highland/iBoxx Senior Loan ETF commenced investment operations on November 6, 2012. Highland HFR Equity Hedge ETF, Highland HFR Global ETF, and Highland HFR Event-Driven ETF commenced operations on June 1, 2015. This SAI relates only to the Funds.

Each Fund is an exchange-traded fund (“ETF”) and Shares of Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF and HFR Equity Hedge ETF are listed on the NYSE Arca. For purposes of this SAI, the “Exchange” shall mean the NYSE Arca. The shares will trade on the Exchange at market prices that may differ to some degree from the shares’ net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV in large, specified numbers of shares called “Creation Units.” Creation Units are issued and redeemed in-kind for securities included in the applicable Fund’s underlying index (the “Underlying Index”) and/or for cash at the discretion of the Funds. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Retail investors, therefore, generally will not be able to purchase the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker.

The name of the Trust was changed from “Highland Funds I” to “Pyxis Funds I” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds I” to “Highland Funds I” effective February 8, 2013.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Funds will be met. The Exchange may remove a Fund from listing under certain circumstances.

As in the case of all equities traded on the Exchange, brokers’ commissions on transactions in a Fund will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current share pricing information, the Exchange, market data vendors or other information providers disseminate an updated Indicative Optimized Portfolio Value (“IOPV”) for the Funds. The Trust is not involved in, or responsible for, any aspect of the calculation or dissemination of the IOPV and makes no warranty as to the accuracy of the IOPV. The IOPV is expected to be disseminated every 15 seconds during regular trading hours of the Exchange. A Fund’s IOPV disseminated during the Exchange’s trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

DESCRIPTION OF INVESTMENTS AND RISK FACTORS

The following information supplements the discussion of the investment policies and strategies of each Fund described in the Prospectus. In pursuing its objective, a Fund will invest as described in the Prospectus and as described below with respect to the following additional investment policies and strategies.

For purposes of this section, the term “Index Provider” shall mean Markit Indices Limited (“Markit”) with respect to Highland/iBoxx Senior Loan ETF and shall mean Hedge Fund Research, Inc. (“HFR”) with respect to each of HFR Equity Hedge Index, HFR Global Index and HFR Event-Driven Index.

The Underlying Index with respect to Highland/iBoxx Senior Loan ETF is sponsored by Markit Indices Limited an organization that is independent of the Fund. The Underlying Index is calculated at the end of each business day and re-balanced at the end of each month. The Index Provider annually reviews the parameters used in the selection of component securities of the Underlying Index (“Component Securities”), including the target number of loans and the eligibility criteria, to ensure that the Underlying Index continues to reflect the underlying loans market. The review consists of a qualitative and quantitative assessment of any developments in the loans market in terms of market size, depth and overall liquidity conditions of the market.

Each of the HFR Equity Hedge Index, HFR Global Index and HFR Event-Driven Index is sponsored by Hedge Fund Research, Inc. (“HFR”), an organization that is independent of the Funds. Each Underlying Index is

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calculated at the end of each business day and re-balanced at the end of each month. The Index Provider annually reviews the parameters used in the selection of component securities of the Underlying Index (“Component Securities”), including the target number of loans and the eligibility criteria, to ensure that the Underlying Index continues to reflect the underlying loans market. The review consists of a qualitative and quantitative assessment of any developments in the loans market in terms of market size, depth and overall liquidity conditions of the market.

A Fund may change its benchmark or its Underlying Index at any time, including if, for example, the Underlying Index becomes unavailable; the Board of Trustees (the “Board”) believes that the Underlying Index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or if the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current benchmark or the Underlying Index. A Fund may specify a benchmark index that is “leveraged” or proprietary. There can be no assurance that a Fund will achieve its objective.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) (formerly, Pyxis Capital L.P.) to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the applicable Underlying Index. Because each Fund uses representative sampling, it generally does not hold all of the securities that are in its Underlying Index.

Each Fund generally invests at least 80% of its assets in Component Securities. A Fund may invest the remainder of its assets in securities not included in its Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, a Fund may invest in securities that are not components of its Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A Fund also may invest its other assets in futures contracts, options on futures contracts, options and swaps, as well as cash and cash equivalents.

In addition, the Adviser may also invest some of a Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A Fund may purchase securities on a when-issued or forward commitment basis. A Fund may also invest its assets in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of a Fund may be placed in a money market fund or investments may be made in shares of other investment companies, including other ETFs, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).

Limited Role in Affairs of Portfolio Companies. Although the Adviser does not take an active role in the affairs of the companies in which a Fund has positions other than voting proxies with respect to the Fund’s portfolio holdings, it is the policy of each Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether a Fund holds any of the company’s securities.

Financial Futures. The Adviser is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to Commodity Futures Trading Commission (the “CFTC”) Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, the Adviser, with respect to the Funds, is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under CFTC Rule 4.5, the Funds will be limited in their ability to use certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Funds. A Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in commodity interests, the purposes of

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such investments and the manner in which the Fund holds out its use of commodity interests. For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “ bona fide hedging purposes, determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that in the future the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the applicable Fund.

Fixed-Income and Other Debt Securities

Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of a Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the fixed-income obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the fixed-income obligations held by a Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. In addition, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. The Index Provider will assign each loan it considers for inclusion in the Underlying Index a composite index rating based on the ratings from Moody’s and Standard & Poor’s. If more than one agency publishes a rating for a loan, the average of the ratings determines the composite rating. These ratings comprise part of its criteria for selection of Component Securities. The Index Provider will consider other factors as well, such as the loan’s type, size, liquidity, spread and time to maturity.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

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Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by a Fund, but the Index Provider will consider this event in its determination of whether the securities will be removed from the Underlying Index.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Investments in high-yield debt obligations (known as “junk”) or other debt obligations that are at risk of, or are in, default present special tax issues for a Fund investing in or holding such securities. See “Income Tax Considerations” below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the

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secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund’s net assets.

U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent a Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

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Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Income Tax Considerations” below), in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO STRIPS”). CATS, TIGRs and FICO STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, a Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Payment-in-Kind Securities. The value of payment-in-kind securities (“PIKs”) held by a Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to a Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, a Fund may be forced to liquidate other securities in order to make the required distribution.

Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when the Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans

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may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

These instruments will be considered illiquid securities and so will be limited in accordance with a Fund’s restrictions on illiquid securities.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Open-end investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. A Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Index Provider will monitor the liquidity of Rule 144A securities in the Underlying Index and will re-balance each month as necessary based on the security’s liquidity and other eligibility criteria.

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from a Fund’s limit on illiquid securities. The Index Provider will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as sources quote, frequency of quotes, number of sources with size, bid-offer spreads, average quote size and movers count. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund’s illiquidity could increase and the Fund could be adversely affected.

Section 4(a)(2) Commercial Paper. Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in

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Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board are quite liquid. A Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, a Fund does not intend to subject such paper to the limitation applicable to restricted securities. A Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Borrowing and Lending

Borrowing. Each Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires a Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets (including the proceeds of such borrowing) immediately following such borrowing. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is an expense that it would not otherwise incur, a Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Derivatives

Each Fund may invest in various derivatives instruments. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes, among other purposes, to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

A Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, indices and foreign currencies, among other assets, in an attempt to track the performance of such underlying asset or index. When a Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a

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Fund, in exchange for the premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, a Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes a call option, it will “cover” its outstanding obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its outstanding obligation by earmarking assets at the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price plus the premium during the option period.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, a Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price, less the premium. Gains and losses on the purchase of put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

A Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Options on Securities Indices. Each Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When a Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Futures Contracts and Related Options. To the extent consistent with applicable law, each Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that a Fund will pay may range from approximately 1% to approximately 5% or greater of the value of the specified amount of securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current

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market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

A Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

When a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant regulations, the rules of the contract market and, from time to time, the Fund’s clearing broker. Because the purchase of a futures contract obligates a Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Other Investment Policies

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, each Fund may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments or assets, which may also include separately managed accounts, and the returns are calculated based on a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). Each Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, a Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to such Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Many swap instruments are not exchange-listed securities and may be traded only in the OTC market.

Interest rate swaps are generally traded on exchanges and cleared through clearinghouses. In a typical interest rate swap agreement, one party agrees to make regular payments to a clearing broker equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages and may not be traded on an exchange or cleared through a clearinghouse. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest

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rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by a Fund with another party of their respective commitments. Use of swaps subjects a Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. OTC swap agreements are generally considered as illiquid securities and, therefore, will be limited, along with all of a Fund’s other illiquid securities, to 15% of the Fund’s net assets. In certain circumstances, swaps may be considered liquid if the Fund is permitted to early terminate the swap transaction.

A Fund may enter into exchange-traded and OTC credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (generally, the full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. OTC credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements for OTC credit default swaps are individually negotiated and there is currently no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Funds may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. A Fund generally may exit its obligations under an OTC credit default swap only by terminating the contract and paying applicable breakage fees, or, in the case of both OTC and exchange-traded credit default swaps, by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If a Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments for the purchase or sale of portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated,

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the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by a Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, a Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, a Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing a Fund from recovering the collateral or completing the transaction.

Euro-Related Risk. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

Emerging and Developing Markets. Investing in emerging or developing market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S.

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dollars; unavailability of currency hedging techniques in certain emerging and developing market countries; the fact that companies in emerging and developing market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging or developing market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging and developing market countries.

Money Market Instruments. Each Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; and (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings.

Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage. To assure that a Fund’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s outstanding commitment with respect to these instruments or contracts.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that a Fund presently does not intend to invest more than 20% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Equity Securities. Because it may purchase common stocks and other equity securities, a Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

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Privately-Placed Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

Operating Deficits. The expenses of operating a Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.

Accuracy of Public Information. To the extent that a Fund invests any of its assets in securities not included in the Underlying Index, the Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject a Fund to loss. Also, such a suspension could render it impossible for a Fund to liquidate positions thereby exposing it to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, a Fund may be prevented from buying or selling securities of that company.

Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.

Tracking and Correlation. While each Fund does not expect that its daily returns will deviate significantly from its daily investment objective, several factors may affect a Fund’s ability to achieve this correlation. Among these factors are: (1) the Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) less than all of the securities in the benchmark index being held by the Fund and securities not included in the benchmark index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as swaps, futures contracts and other derivatives, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the Fund’s share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of the Fund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; and (11) early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. While a close correlation of a Fund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of the Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE MARKIT INDEX

14

The Markit Indices Limited (for purposes of this section, the “Underlying Index”) measures the performance of senior secured bank loans from the largest, most liquid issuers. The Underlying Index is a rules-based index consisting of approximately 100 liquid, U.S. dollar-denominated senior secured bank loans that seeks to maximize liquidity while maintaining representation of the broader senior secured loan market. The Underlying Index is sponsored by the Index Provider, which is independent of the Fund and the Adviser.

Index Methodology. The Underlying Index is a subset of the broader senior secured bank loan universe. The Index Provider will consider both fully funded term loans and defaulted loans. Loans in the Underlying Index are selected from the universe of eligible loans using defined rules. More specifically, loans eligible for inclusion in the Underlying Index (“eligible loans”) must meet set criteria related to loan type, minimum size, liquidity and depth of market, spread, credit rating and minimum time to maturity, including the following:

•	the size of eligible loans must be at least $500 million;

•

the number of prices available for an eligible loan and the length of time such number of prices have been available (a measure of liquidity of the loan) must be, respectively, at least two and at least 50% of all trading days in the prior three-month period (or, for loans that have not yet traded for three months, there must be at least three prices available for at least 50% of all trading days since its issue date);

•

eligible loans must be sub-investment grade, as measured either by a composite credit rating based on both Moody’s and Standard & Poor’s ratings, or if unrated, must meet the credit spread described below;

•

eligible loans must have a minimum interest rate, which must be at least 125 basis points (1.25%) higher than the interest rate of the London Interbank Offered Rate (“LIBOR”) (LIBOR is a floating rate that banks charge one another for the use of short-term money, and is often used as a peg for setting other interest rates); and

•	eligible loans must have a minimum maturity of one year at the time of inclusion in the Underlying Index.

If the number of loans eligible for inclusion in the index exceeds the target number of loans, then the final index constituents will be determined by an additional liquidity ranking procedure that scores all loans in the MarkitWSO database daily based on metrics for sources quote, frequency of quotes, number of sources with size, bid-offer spreads, average quote size and movers count. The Index Provider will calculate the Underlying Index daily on the basis of end-of-day prices provided by Markit Loan Pricing services and will re-balance the Underlying Index monthly. Additionally, the Index Provider will conduct an annual review of the parameters used in the selection process, including the target number of loans and the eligibility criteria, with qualitative and quantitative assessment of any developments in the loans market in terms of market size, depth and overall liquidity conditions.

The Index Provider will not provide any information relating to changes to the Underlying Index’s methodology for the inclusion of Component Securities, the inclusion or exclusion of specific Component Securities, or methodology for the calculation of the return of Component Securities, in advance of a public announcement of such changes by the Index Provider. In addition, the Index Provider will not provide recommendations to the Fund regarding the purchase or sale of specific securities.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate nor will it affect when the Index Provider deems re-balancing of the Underlying Index appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which currently are taxable to shareholders at higher rates than long-term capital gains).

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Fund	FYE 6/30/15	FYE 6/30/14	FYE 6/30/13
Highland/iBoxx Senior Loan ETF	9%	35%	38%(a)
Highland HFR Global ETF	25%(b)	-(c)	-(c)
Highland HFR Event-Driven ETF	23%(b)	-(c)	-(c)
Highland HFR Equity Hedge ETF	16%(b)	-(c)	-(c)
(a)	Commenced operations on November 6, 2012, not annualized
(b)	Commenced operations on June 1, 2015, not annualized
(c)	Fund had not yet commenced operations

INVESTMENT RESTRICTIONS

The fundamental investment restrictions below may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the applicable Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. Except for investment restrictions designated as fundamental in the Funds’ Prospectus or in this SAI, the investment policies described in the Funds’ Prospectus or this SAI are not fundamental and may be changed without shareholder approval. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to the Fund’ limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities).”

Highland/iBoxx Senior Loan ETF may not:

1.

Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this restriction as applied to the Fund, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation;

2.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act

3.	Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

4.

Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.

Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign

16

currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.

Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.

Each of Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF may not:

1.

Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that its underlying index concentrates in the securities of such particular industry or group of industries;

2.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;*

3.	Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

4.

Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.

Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.

Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities). †

Non-Fundamental Investment Restrictions. Each Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. The Fund may not:

1.	Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;

2.

Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased, and may also invest in other investment companies pursuant to exemptions provided in or under the 1940 Act and in accordance with no-action positions of the staff of the SEC);

3.	Borrow on margin, notwithstanding, fundamental investment restriction number 2, unless such activity is permitted by applicable law; and

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4.

With respect to Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF only, each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

5.

With respect to Highland/iBoxx Senior Loan ETF only, if the Fund is invested in by another series of the Trust or by a series of Highland Funds II in reliance on Section 12(d)(1)(G), it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Funds, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Funds’ fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Funds may require that a Fund pledge its assets as collateral. If a Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

With respect to Highland/iBoxx Senior Loan ETF only, for purposes of non-fundamental investment restriction number 1 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

† For avoidance of doubt, with respect to this Fundamental Investment Restriction number 6, the Fund has no current intention to engage in reverse repurchase agreements and securities lending, but the Fund may change this intention at any time without shareholder approval.

NON-DIVERSIFIED STATUS

Each Fund’s classification as a “non-diversified” investment company means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a RIC for purposes of the Code, which imposes diversification requirements on the Fund that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. As a non-diversified fund, a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. A Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

MANAGEMENT OF THE TRUST

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of

18

funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	18	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.
Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	18	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of	18	Trustee of ARC Realty Finance Trust; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty	Significant experience in the financial industry; significant managerial and executive experience; significant experience on

19

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
			Deutsche Asset Management from 2002 to 2009.		Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of	other boards of directors, including as a member of several audit committees.

20

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
					Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.
John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	18	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.
INTERESTED TRUSTEES
Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012;	Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November	18	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

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Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
		Principal Executive Officer since June 2012	2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 to May 2015 and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November

22

		May 2015	2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.
Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.	Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and

23

Principal Executive Officer of Highland Funds I and Highland Funds II since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 to May 2015 and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.
Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.
Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, Highland Funds I and Highland Funds II since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

[1]

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

[2]

The “Highland Fund Complex” consists of NexPoint Credit Strategies Fund (“NHF”), each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

[3]

Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Funds. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc. (“HCNY”), an affiliated person of the Adviser, of approximately $2.5 million. Mr. Honis also serves as director of two companies, American HomePatient, Inc. and Turtle Bay Resort, LLC, which are controlled by

24

clients of HCM, an affiliate of the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from American HomePatient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000. In light of these relationships between Mr. Honis and affiliates of HCM, it is possible that the U.S. Securities and Exchange Commission might in the future determine Mr. Honis to be an interested person of the Trust.

[4]	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with HCMFA.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended June 30, 2015.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From the Highland Fund Complex[1]

Interested Trustee

Ethan Powell	$0	$0	$0	$0

Independent Trustees

Timothy K. Hui	$66,782	$0	$0	$150,000

Bryan A. Ward	$66,782	$0	$0	$150,000

Terrence O. Jones[2]	$66,782	$0	$0	$150,000

Dr. Bob Froehlich	$66,782	$0	$0	$150,000

John Honis[3]	$11,014	$0	$0	$25,000

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1 The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

2 Effective September 23, 2015, Mr. Jones resigned as a Trustee of the Trust.

3 Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are Independent Trustees. The remaining Trustee, Mr. Powell is deemed an “interested person” of the Trust (an “Interested Trustee”). Mr. Powell is an Interested Trustee because of his position with HCMFA. Mr. Powell also serves as Chairman and Executive Vice President of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. Prior to May 1, 2015, Mr. Honis was an Interested Trustee because of his position with HCM, an affiliate of HCMFA until his resignation in November 2014. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Froehlich, Hui and Ward. The Audit Committee met six times during the fiscal year ended June 30, 2015. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

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Governance Committee. The Governance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Funds, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Funds’ Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee. The Governance Committee met two times during the fiscal year ended June 30, 2015.

Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or another client of the Adviser. The Litigation Committee is currently comprised of Messrs. Froehlich, Hui and Ward. The Litigation Committee met nine times during the fiscal year ended June 30, 2015. Mr. Hui acts as the Chairman of the Litigation Committee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is currently comprised of Messrs. Froehlich, Hui, and Ward. The QLCC did not meet during the fiscal year ended June 30, 2015. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser, both of which enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight

27

committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust.

The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities Owned in Highland/iBoxx Senior Loan ETF	Dollar Range of Equity Securities Owned in Highland HFR Global ETF	Dollar Range of Equity Securities Owned in Highland HFR Event-Driven ETF	Dollar Range of Equity Securities Owned in Highland Equity Hedge ETF	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Highland Fund Complex[1]
Interested Trustee

Ethan Powell	$0 - $10,000	$0	$0	$0	$100,001 - $500,000

Independent Trustees

Timothy K. Hui	$0	$0	$0	$0	$50,001 - $100,000

John Honis[2]	$0	$0	$0	$0	$100,001 - $500,000

Terrence O. Jones[3]	$0	$0	$0	$0	$10,001 - $50,000

Dr. Bob Froehlich	$0	$0	$0	$0	$100,001 - $500,000

Bryan A. Ward	$0	$0	$0	$0	None

1 The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

2 Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.

3 Effective September 23, 2015, Mr. Jones resigned as a Trustee of the Trust.

Trustee Positions

As of December 31, 2014, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Distributor (as defined under “Distributor”) or any person controlling, controlled by or under common control with any such entities.

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Code of Ethics

The Funds, the Adviser and the Funds’ principal underwriter, SEI Investments Distribution Co. (“SEI”) have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Funds and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Funds and its service providers may request additional information from its Authorized Participants (as defined under “Policy on Disclosure of Portfolio Holdings” in this SAI) to verify the identity of its Authorized Participants. If at any time the Funds believe an Authorized Participant may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, a Fund may choose not to establish a new account or may be required to “freeze” an Authorized Participant’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in an Authorized Participant’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Funds or their service providers may not be permitted to inform the Authorized Participant that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated the responsibility for voting proxies in respect of the Funds’ portfolio holdings to the Adviser, to vote the Funds’ proxies in accordance with the Adviser’s Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the applicable Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix B.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling (855) 799-4757 and (ii) on the SEC’s website (http://www.sec.gov) on or about the following August 31.

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings, which is reviewed on an annual basis. The Board must approve all material amendments to this policy. A complete schedule of the Funds’ portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters and within 70 days of the second and fourth quarters. In addition, each Fund disseminates information about its portfolio holdings each day the Fund is open for business through the Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third party service providers.

The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Funds’ service providers to facilitate the provision of services to the Fund and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Fund creates and redeems shares. Entities are generally limited to NSCC members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including

29

Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Adviser and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of a Fund’s shareholders, no conflict exists between the interests of a Fund’s shareholders and those of the Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

Additionally, no compensation or other consideration is received by the Funds, the Adviser or any other person for Non Standard Disclosures. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. The shares of the Funds are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).

Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares. Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust

30

requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

No dividend reinvestment service is provided by the Trust. However, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

INVESTMENT ADVISORY SERVICES

Highland Capital Management Fund Advisors, L.P. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Fund. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services, Inc.”), and its general partner Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services, Inc. is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

For its investment advisory services to the Funds, the Adviser is entitled to receive a unitary management fee from each Fund based on the Fund’s Average Daily Managed Assets at an annual rate of:

Fund	Fee
Highland/iBoxx Senior Loan ETF	0.45%

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Highland HFR Global ETF	0.85%
Highland HFR Event-Driven ETF	0.85%
Highland HFR Equity Hedge ETF	0.85%

Under the Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for a Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

HCMFA carries out its duties under the Investment Advisory Agreement at its own expense. With respect to Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF, HCFMA shall pay all of the expenses of each Fund, except for the management fee, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses. With respect to Highland/iBoxx Senior Loan ETF, the Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Investment Advisory Agreement relates. Additionally, each Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

Conflicts of Interests. HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

The table below sets forth the advisory fees paid by the Highland/iBoxx Senior Loan ETF, as well as any fee waivers and/or expense reimbursements, for fiscal years ended June 30, 2015 and June 30, 2014 and the period from November 6, 2012 (commencement of operations) through June 30, 2013:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Period Ended June 30, 2015
Gross Advisory Fee	$1,301,689	$602,431	$155,779
Expense Waiver/Reimbursement[1]	($526,374)	($490,642)	($371,764)
Net Advisory Fee/Reimbursement	$775,315	$111,789	($215,985)

1 The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of Average Daily Managed Assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board.

For the period from June 1, 2015 (commencement of operations) through June 30, 2015, the Adviser did not implement an expense waiver for Highland HFR Global ETF, Highland HFR Event-Driven ETF, or Highland HFR Equity Hedge ETF. The table below sets forth the advisory fees paid by each Fund for the period from June 1, 2015 (commencement of operations) through June 30, 2015:

	Highland HFR Global ETF	Highland HFR Event Driven ETF	Highland HFR Equity Hedge ETF
Gross Advisory Fee	$6,722	$6,740	$6,754
Expense Waiver/Reimbursement[1]	-	-	-

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Net Advisory Fee/Reimbursement	$6,722	$6,740	$6,754

1 No expense waiver is currently in place.

INFORMATION REGARDING PORTFOLIO MANAGER

The portfolio manager of each Fund is Ethan Powell. The following table provides information about funds and accounts, other than the Funds, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of June 30, 2015, Mr. Powell managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Compensation Structure – HCMFA

HCMFA’s financial arrangements with its portfolio manager, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of HCMFA in order to promote the success of HCMFA.

Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of HCMFA.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform

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additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Conflicts of Interest – HCMFA

HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. For the purposes of this section, the term “Highland” shall include HCMFA and its affiliated investment advisors, including Highland Capital Management, L.P. and all affiliates listed on its Form ADV, as filed with the SEC September 21, 2015 (CRD No. 149653). In connection with such other investment management activities, HCMFA and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, HCMFA and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

HCMFA has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. HCMFA has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, HCMFA furnishes advisory services to numerous clients in addition to the Funds, and HCMFA may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to HCMFA or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, HCMFA, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale HCMFA recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that HCMFA, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, HCMFA may refrain from rendering any advice or services concerning securities of companies of which any of HCMFA’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which HCMFA or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, HCMFA includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

HCMFA, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, HCMFA will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, HCMFA will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland, will generally pursue the

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strategy that Highland believes will maximize value for Highland accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed, Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A Portfolio Manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

HCMFA and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of HCMFA and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that HCMFA’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if a Portfolio Manager causes one client account of an affiliated advisor to buy a security and another client account to sell or short the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by the portfolio manager. This information is provided as of June 30, 2015.

Name of Portfolio Manager	Fund Name	Dollar Range of Fund Equity Securities Beneficially Owned by Portfolio Manager
Ethan Powell	Highland/iBoxx Senior Loan ETF	$1 - $10,000
	Highland HFR Global ETF	$0
	Highland HFR Event-Driven ETF	$0
	Highland HFR Equity Hedge ETF	$0

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ADMINISTRATOR

Under the Administration Agreement with SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Administrator”), the Administrator provides administration services to the Funds, as well as other services including fund accounting, shareholder services and a contact center. The Administrator receives a monthly administration fee from the Funds, calculated and assessed in arrears based on the aggregate net assets of the Funds, subject to an annual minimum fee. For fiscal years ended June 30, 2015 and June 30, 2014, and the period from November 6, 2012 (commencement of operations) through June 30, 2013, Highland/iBoxx Senior Loan ETF paid administration fees to the Administrator in the amount of $265,484, $133,873 and $54,692, respectively. Because of the unitary management fee structure of Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF, all fees paid to the Administrator were paid by HCMFA.

DISTRIBUTOR

Under a Distribution Agreement with SEI Investments Distribution Co., One Freedom Valley Drive Oaks, Pennsylvania 19456 (the “Distributor”), shares of the Funds are offered for sale on a continuous basis only in Creation Units, as described in the Prospectus and in the “Purchase and Redemption of Shares” section of this SAI below. Fund shares in amounts less than Creation Units are not distributed by the Distributor. As of June 30, 2015, no fees were paid by the Funds to the Distributor.

The Funds have adopted a Rule 12b-1 Distribution Plan (the “Plan”) pursuant to which payments of up to 0.25% may be made as reimbursement or compensation for distribution related activities and other services with respect to each Fund. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Funds, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of the Funds (as such vote is defined in the 1940 Act).

During each of the previous two fiscal years ending June 30, 2015, June 30, 2014 and the period from November 6, 2012 (commencement of operations) through June 30, 2013, as applicable, none of the Funds paid any fees to the Distributor as compensation for services. During the fiscal year ended June 30, 2015, the Distributor did not incur expenses on behalf of any of the Funds in connection with distributions under the Plan.

TRANSFER AGENT

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street”) provides transfer agency and dividend disbursing services for the Funds. As part of these services, State Street maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s securities and cash distributions to shareholders.

CUSTODIAN

State Street is the custodian for the Funds. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective October 8, 2015, the independent registered public accounting firm for the Funds is KPMG LLP, located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.

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Prior to October 8, 2015, PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201, was the independent registered public accounting firm for the Funds and reviewed the financial statements included herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Funds’ Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Funds are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When a Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Funds. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Funds and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and HCMFA relating to each Fund authorizes HCMFA, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the Fund and/or other accounts over which HCMFA or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to HCMFA in servicing that Fund as well as all of HCMFA’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay

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broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Highland HFR Global ETF, Highland HFR Event-Driven ETF, and Highland HFR Equity Hedge ETF over the period from June 1, 2015 (commencement of operations) through June 30, 2015 as well as the total for transactions during the period. For fiscal years ended June 30, 2015 and June 30, 2014, and the period from November 6, 2012 (commencement of operations) through June 30, 2013, Highland/iBoxx Senior Loan ETF paid no brokerage commissions.

Fund Name	Brokerage Commissions Paid for Period Ended June 30, 2015	Total Amount of Transactions
Highland HFR Global ETF	$2,311	$11,155,727
Highland HFR Event-Driven ETF	$6,661	$13,655,937
Highland HFR Equity Hedge ETF	$2,199	$10,547,001

All brokerage commissions were paid to Morgan Stanley and Co, Inc.

Certain Affiliations

The Funds and HCMFA are currently affiliated with NexBank Securities, Inc. (“NexBank”) or Highland Capital Funds Distributor, Inc. (“HCFD”), FINRA member broker-dealers that are indirectly controlled by the principals of HCMFA and HCFD. Absent an exemption from the SEC or other regulatory relief, each Fund is generally precluded from effecting certain principal transactions with affiliated brokers. A Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

For fiscal years ended June 30, 2015 and June 30, 2014, and the period from November 6, 2012 (commencement of operations) through June 30, 2013, Highland/iBoxx Senior Loan ETF paid no brokerage commissions to NexBank or HCFD. Highland HFR Global ETF, Highland HFR Event-Driven ETF, and Highland HFR Equity Hedge ETF paid no brokerage commissions to NexBank or HCFD over the period from June 1, 2015 (commencement of operations) through June 30, 2015.

In addition, the Funds and HCMFA are currently affiliated with NexBank, which also does business as Barrier Advisors, NexBank SSB, a state chartered bank, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA and HCFD. NexBank and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender or may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Funds’ Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Funds.

DESCRIPTION OF THE FUNDS’ SHARES

The Funds are series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board is authorized to classify or

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reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Purchase and Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

The shares of a Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders

Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Funds or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks,

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Pennsylvania 19456. For assistance, call (855) 799-4757 or visit the Fund’s website at http://www.highlandfunds.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 30, 2015, the Trustees and officers of the Funds as a group owned less than 1% of the then outstanding shares of each Fund.

Highland HFR Equity Hedge ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF commenced operations on June 1, 2015.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

As of September 30, 2015, State Street Bank & Trust Co. was a control person of the each of Highland HFR Equity Hedge ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF. As of September 30, 2015, Charles Schwab & Co., Inc. was a control person of Highland/iBoxx Senior Loan ETF.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund, as of September 30, 2015 is set forth below:

Name and Address	Shares Held	Percentage Owned
Highland/iBoxx Senior Loan ETF
CHARLES SCHWAB & CO., INC., ATTN: PROXY, PO BOX 64930, PHOENIX, AZ 85082-4930	9,804,956	58.71%
BNY MELLON, US PROXY DEPARTMENT, 525 WILLIAM PENN PLACE, SUITE 0400, PITTSBURGH, PA 15259	2,535,810	15.19%
Highland HFR Equity Hedge ETF
STATE STREET BANK & TRUST CO, ATTN: PROXY SERVICES / JAB5 EAST, 1776 HERITAGE DRIVE, NORTH QUINCY, MA 02171	495,000	99.00%
Highland HFR Global ETF
STATE STREET BANK & TRUST CO, ATTN: PROXY SERVICES / JAB5 EAST, 1776 HERITAGE DRIVE, NORTH QUINCY, MA 02171	495,000	99.00%
Highland HFR Event-Driven ETF
STATE STREET BANK & TRUST CO, ATTN: PROXY SERVICES / JAB5 EAST, 1776 HERITAGE DRIVE, NORTH QUINCY, MA 02171	495,000	99.00%

PURCHASE AND REDEMPTION OF SHARES

Each Fund issues and redeems shares only in aggregations of Creation Units. A Creation Unit is comprised of 100,000 shares with respect to the Highland/iBoxx Senior Loan ETF, and 50,000 shares with respect to the Highland HFR Equity Hedge ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF. The value of a Creation Unit at the Fund’s inception was $2,000,000 with respect to the Highland/iBoxx Senior Loan ETF and $1,000,000 with respect to Highland HFR Equity Hedge ETF, Highland HFR Global ETF and Highland HFR Event-Driven ETF.

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Funds, and may make a corresponding change in the number of shares constituting a Creation Unit, in the event that

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the per shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units. Each Fund issues and sells shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to a Fund is any day on which the Exchange is open for business.

Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) if required and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. Each Fund expects to enter into Authorized Participant Agreements with only a small number of DTC Participants.

Creation Deposit. The consideration for purchase of a Creation Unit of shares of a Fund generally consists of cash only (including the appropriate Transaction Fee). However, a Fund also reserves the right to permit or require the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the Underlying Index, along with the Balancing Amount and the appropriate Transaction Fee (collectively, the “Creation Deposit”) as consideration for the purchase of a Creation Unit. The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated.

The Custodian, using information provided by the Administrator, makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Creation Deposit (based on information at the end of the previous Business Day). Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares the Fund until such time as the next-announced Creation Deposit composition is made available. The Custodian, using information provided by the Administrator, will also make available through the NSCC on each Business Day information about the previous day’s Balancing Amount.

The identity and number of shares of the Deposit Securities required for a Creation Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security or Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Creation Deposit, in the composition of the subject index being tracked by a Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding share of a Fund, will be made available.

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Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. The Participation Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Purchases through and outside the Clearing Process. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor. A purchase order must be received by the Distributor at 4:00 p.m. Eastern time if transmitted by mail or by 3:00 p.m. Eastern time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s Closing NAV per Share.

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The Creation Deposit transfer must be ordered on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. Eastern Time of the next Business Day immediately following such Transmittal Date. The cash equal to the Cash Amount must be transferred directly to the Fund through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Fund no later than 2:00 p.m. Eastern Time on the next Business Day immediately following the Transmittal Date. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer.

Rejection of Purchase Orders. The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect to a Fund if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to

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acceptance of an in-kind deposit that varies from the designated deposit securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the value of a cash purchase amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Fund on the Transmittal Date; or (h) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Custodian, using information provided by the Administrator, through the NSCC, makes available prior to the opening of business on the Exchange on each Business Day, the identity of the Fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund securities received in redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption proceeds for a Creation Unit generally consist of cash; however, a Fund also reserves the right to make the redemptions entirely or partly in the announced Fund securities plus or minus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund securities, less a redemption transaction fee.

Redemptions of shares for Fund securities will be subject to compliance with applicable federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash if the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the Fund securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

A Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

Placement of Redemption Orders through and outside Clearing Process. Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the Distributor prior to 4:00 p.m. Eastern Time if transmitted by mail or by 3:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite cash or Fund securities and the

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Balancing Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. A redemption order must be received by the Distributor prior to 4:00 p.m. Eastern Time if transmitted by mail or by 3:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Authorized Participant Agreement in order to receive that day’s closing NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00am Eastern Time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”). All other procedures set forth in the Authorized Participant Agreement must be properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite cash and, if applicable, Fund securities, which are expected to be delivered within three Business Days following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction. An additional charge of up to 1% of the net asset value per Creation Unit for Highland/iBoxx Senior Loan ETF and 2% of the net asset value per Creation Unit for Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF, inclusive of the standard transaction fee, may be imposed for (i) in-kind creations effected outside the normal Clearing Process, and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities).

Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from a Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Continuous Offering. The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells some or all of the shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions

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involving shares under certain circumstances, on the condition that purchasers of shares are provided with a product description of the shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that under 1933 Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s Prospectus is available at the national securities exchange on which the shares of the Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

INCOME TAX CONSIDERATIONS

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this SAI. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting each Fund and its shareholders (including shareholders owning large positions in the Funds), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

Taxation of the Funds

Each Fund has elected to be treated or intends to elect to be treated, as applicable, and intends each year to qualify and to be eligible to be treated as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as

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partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain ETFs and certain master limited partnerships (“MLPs”) in which a Fund may invest may qualify as qualified publicly traded partnerships.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the

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taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, a Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the applicable Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Carryforward losses may be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions” in a Fund’s Prospectus).

A Fund (or broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

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In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

A Medicare contribution tax of 3.8% is imposed on the net investment income of certain individuals, estates and trusts whose income exceeds certain threshold amounts . Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and capital gains recognized on the sale or exchange of shares of the Funds. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Return of Capital Distributions

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If a Fund makes a distribution to a shareholder in excess of that Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether that Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

Highland HFR Global ETF may invest a portion of its assets in a wholly-owned foreign subsidiary that is classified as a corporation for U.S. federal income tax purposes. It is expected that any such subsidiary would neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is deemed to be engaged in a U.S. trade or business.

Highland HFR Global ETF intends to conduct the activities of any such foreign subsidiary in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”), pursuant to which the foreign subsidiary, provided it is not a dealer in securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (i) engage in the United States in trading securities (including contracts or options to buy or sell securities) for its own account; and (ii) engage in the United States in trading, for its own account, commodities that are of a kind customarily dealt in on an organized commodity exchange, if the transaction is of a kind customarily consummated at such place. If certain of the foreign subsidiary’s activities were determined to be not of the type described in the Safe Harbor, then the activities of such subsidiary may constitute a U.S. trade or business.

In addition, a foreign corporation is subject to U.S. federal income tax as if it earned income that is effectively connected with a U.S. trade or business (“ECI”) to the extent it realizes any gains from U.S. real property interests (“USRPIs”). It is not expected that any such subsidiary would invest in any USRPI.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.

As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime (which is different from the withholding regime described above) with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding,

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registration, certification and/or other requirements applicable to their status under FATCA. If Highland HFR Global ETF were to invest in a foreign subsidiary and such subsidiary were to fail to satisfy these requirements, as might be applicable to it, such subsidiary would be subject to the 30% withholding tax in respect of any withholdable payment it receives. Highland HFR Global EFT intends for any such foreign subsidiary to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Other Reporting and Withholding Requirements” below for more discussion of these rules.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. If Highland HFR Global ETF were to invest in a wholly-owned foreign subsidiary, it would be a U.S. Shareholder in a CFC. Additionally, from time to time, it is possible that a Fund, including Highland HFR Global ETF, will be a U.S. Shareholder in other CFCs. If a Fund were a U.S. Shareholder, the Fund would be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus would not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund were to invest in a foreign subsidiary or other CFCs and recognize subpart F income in excess of actual cash distributions from such foreign subsidiary or other CFCs, it might be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities. If a Fund were to recognize any subpart F income from an investment in a foreign subsidiary, the Fund’s tax basis in such subsidiary would increase. If a Fund were to invest in such a foreign subsidiary, distributions by such subsidiary to the Fund, including in redemption of such subsidiary’s shares, would be tax free, to the extent of such subsidiary’s previously undistributed subpart F income, and would correspondingly reduce the Fund’s tax basis in such subsidiary, and any distributions in excess of the Fund’s tax basis in any such subsidiary would be treated as realized gain. Any losses with respect to a Fund’s shares of any such foreign subsidiary would not be currently recognized. Subpart F income is generally treated as ordinary income, regardless of the character of any such foreign subsidiary’s underlying income.

Highland HFR Global ETF may gain exposure to commodities, precious metals or other assets, in whole or in part, through an investment in a wholly-owned foreign subsidiary. In the past, the IRS issued private letter rulings to RICs to the effect that income a fund was deemed to earn from its direct or indirect foreign subsidiary was qualifying income to the fund for purposes of the 90% gross income requirement for RIC qualification without regard to whether such income was currently paid to the parent RIC in the form of a cash dividend (“repatriated”). In 2011, the IRS suspended the issuance of such rulings. It is unclear whether or when the IRS will release published guidance on the issue, and whether such guidance would be favorable to RICs, and, for example, eliminate the need for funds to seek their own rulings, or be unfavorable. In the absence of a private letter ruling to the effect described above or guidance issued by the IRS to the same or similar effect, if Highland HFR Global ETF were to invest in a wholly-owned foreign subsidiary, it would employ other means of ensuring that this requirement would be satisfied, including but not limited to receiving a distribution from its foreign subsidiary out of the subsidiary’s earnings and profits at least once during every taxable year.

If Highland HFR Global ETF were to invest in a foreign subsidiary such an investment would potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If any such subsidiary were to realize a net loss,

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such loss would generally not be available to offset the income earned by Highland HFR Global ETF. In addition, the net losses incurred during a taxable year by any such foreign subsidiary could not be carried forward by such subsidiary to offset gains realized by it in subsequent taxable years. Highland HFR Global ETF would not receive any credit in respect of any non-U.S. tax borne by any such foreign subsidiary.

To the extent a Fund were to invest in commodity-related ETFs, certain of these ETFs might qualify as qualified publicly traded partnerships. The RIC diversification requirement described above will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of a Fund’s total assets as of the close of each quarter of a Fund’s taxable year. In addition, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a RIC for a particular year. Further, if such an ETF ceased to qualify for treatment as a partnership for U.S. federal income tax purposes, it instead would be treated as a corporation for such purposes. In that case, the ETF would be obligated to pay income tax at the entity level, thereby reducing the value of a Fund’s investment in that ETF.

Certain other commodity-related ETFs that are treated as regular (i.e., non-QPTP) partnerships, trusts or other pass-through vehicles for tax purposes could give rise to income that is not qualifying income for purposes of the 90% gross income requirement described above. If a Fund were to earn income from such ETFs and that income together with any other non-qualifying income earned by a Fund caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to cure such failure by paying, and did pay, a tax at the Fund level.

If a Fund were to invest in MLPs, those MLPs might qualify as qualified publicly traded partnerships, subject to the special RIC-related rules described in the immediately preceding paragraph, or, instead, might be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. If a Fund were to invest in an MLP that is a regular (non-QPTP) partnership and all or a portion of any income and gains from such investment were to constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement, the Fund’s investment in such an entity could bear on or be limited by the Fund’s intention to satisfy the RIC 90% gross income requirement. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

A portion of a Fund’s investments in loans and other debt obligations may be treated as having market discount and/or OID, which, in some cases, could be significant.

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Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations (known as “junk”) or other distressed debt obligations that are at risk of or in default present special tax issues for the Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

Each Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

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Any transactions by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent years.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s income from or its proceeds in respect of the disposition of its investments in foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease the Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.

In each such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Even if eligible in a particular taxable year, a Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes paid by the Fund in such year.

A Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

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Income and gains from physical commodities and certain commodity-linked instruments generally do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative or other instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. A Fund’s ability to pursue an investment strategy that includes the use of commodity-linked derivatives and other similar instruments and investments in physical commodities may be limited by its intention to qualify as a RIC and its investment strategy may bear adversely on its ability to so qualify. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to cure such failure by paying, and did pay, a tax at the Fund level.

In addition, certain derivatives transactions and investments in foreign currency-denominated debt instruments as well as any transactions in foreign currencies or hedging activities, to the extent used by a Fund, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), that Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

To the extent a Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Backup Withholding

A Fund (or a broker or other financial intermediary through which shares are held) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale or Exchange of Fund Shares

The sale or exchange of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

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Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Prospectus for more information.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of a Fund beginning before January 1, 2015, a RIC was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the RIC in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015. Therefore, the Funds (or intermediaries, as applicable) are currently required to withhold on distributions to foreign shareholders in respect of the current taxable year that are attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2015, or what the terms of any such an extension will be, including whether any such extension will have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods

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aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisers.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Each Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a RIC serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a RIC if shares in that RIC constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a RIC recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the RIC exceeds the RIC’s investment company taxable income (after taking into account deductions for dividends paid by the RIC).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the RIC and that RIC recognizes “excess inclusion income,” then the RIC will be subject to a tax on

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that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a RIC may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the RIC.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund makes to that shareholder and, after December 31, 2016 (which date, under recent Treasury guidance, is expected to be delayed until after December 31, 2018), 30% of the gross proceeds of the sale redemption or exchange of Fund shares and certain Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Creation and Redemption of Creation Units

An Authorized Participant that purchases Creation Units in exchange for cash, portfolio securities or a combination thereof generally will recognize a gain or a loss on the exchange. The gain or loss generally will be equal to the difference between the market value of the Creation Units at the time and the sum of the cash paid by the Authorized Participant and the Authorized Participant’s aggregate basis in any securities surrendered by the Authorized Participant. An Authorized Participant that redeems Creation Units for cash and/or portfolio securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units surrendered and the sum of the cash received by the Authorized Participant and the aggregate market value of any securities received by the Authorized Participant. In certain cases, however, the IRS may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax adviser with respect to whether or when a loss might be deductible.

Gain or loss recognized by an Authorized Participant upon a purchase of Creation Units in exchange for Component Securities or other debt instruments may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon a purchase of Creation Units in exchange for Component Securities or other debt instruments generally will be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units generally will be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gain or

57

loss generally will be treated as short-term capital gain or loss. Authorized Participants should consult their own tax adviser with respect to the tax treatment to them of any creation or redemption transaction.

Substantial Share Purchases by Authorized Participants

The Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Trust as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2015 are incorporated into this SAI by reference. The 2015 financial statements included in the Funds’ Annual Report, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2015 Annual Report to Shareholders for the fiscal year ended June 30, 2015, as filed with the SEC on September 3, 2015 (file # 811-21866).

The audited financial statements incorporated by reference into the Funds’ Prospectus and this SAI have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting. The Funds’ Annual Report is available without charge by calling the Funds at (877) 665-1287 or on the SEC’s website at http://www.sec.gov) or by writing Highland Funds I, 200 Clarendon Street, 16th Floor, Boston, MA 02116 or by calling (855) 799-4757.

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APPENDIX A — RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Global Long-term Rating Scale

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

1

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation, and the promise we impute; and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

2

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

3

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

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APPENDIX B —

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

PROXY VOTING POLICY

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for reviewing a weekly report assembled by Broadridge of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such

5

proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

6

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

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PART C: Other Information

Item 28. Exhibits

(a)	(1)

Amended and Restated Agreement and Declaration of Trust of the Registrant, dated September 14, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(2)	(i)

Certificate of Designation dated March 3, 2006 for Highland Long/Short Equity Fund (formerly, Pyxis Long/Short Equity Fund, Highland Long/Short Equity Fund, Highland Equity Opportunities Fund) (“Long/Short Equity Fund”) is incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 1, 2007.

		(ii)

Certificate of Designation dated March 7, 2008 for Highland Long/Short Healthcare Fund (formerly, Pyxis Long/Short Healthcare Fund, Highland Long/Short Healthcare Fund, Highland Healthcare Fund) (“Long/Short Healthcare Fund”) is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

		(iii)

Certificate of Designation dated February 21, 2011 for Highland Floating Rate Opportunities Fund (formerly, Pyxis Floating Rate Opportunities Fund, Highland Floating Rate Opportunities Fund) (“Floating Rate Opportunities Fund”) is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on February 25, 2011.

		(iv)

Certificate of Designation dated September 14, 2012 for Pyxis/iBoxx Senior Loan ETF (“Senior Loan ETF”) is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

		(v)

Certificate of Designation dated February 21, 2014 for Highland Unconstrained Income Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

		(vi)

Amendment to Certificate of Designation dated June 6, 2014 for Highland Unconstrained Income Opportunities Fund, now known as Highland Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

		(vii)

Amendment to Certificate of Designation dated June 27, 2014 for Highland Opportunistic Credit Fund, now known as Highland Unconstrained Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

		(viii)

Amendment to Certificate of Designation dated June 30, 2014 for Highland Unconstrained Credit Fund, now known as Highland Opportunistic Credit Fund (“Opportunistic Credit Fund”) is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

		(ix)

Certificate of Designation dated May 28, 2015 for Highland HFR Equity Hedge ETF (“HFR Equity Hedge ETF”), Highland HFR Global ETF (“HFR Global ETF”), Highland HFR Event-Driven ETF (“HFR Event-Driven ETF”) and Highland S&P AAA CLO ETF (“S&P AAA CLO ETF”) is incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on May 28, 2015.

(b)			By-laws of the Registrant is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

(c)			Not applicable.

(d)	(1)

Amended and Restated Investment Advisory Agreement dated as of December 4, 2006 as amended between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P., Highland Capital Management, L.P.) (“HCMFA”) and the Registrant with respect to Long/Short Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(2)		Management Fee Waiver Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of Long/Short Equity Fund is filed herein.

(3)

Amended and Restated Investment Advisory Agreement dated as of May 1, 2010 as amended between HCMFA and the Registrant with respect to Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(4)

Amended and Restated Investment Advisory Agreement dated as of June 10, 2011 as amended between HCMFA and the Registrant with respect to Floating Rate Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(5)

Investment Advisory Agreement dated September 21, 2012 between HCMFA and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(6)

Investment Advisory Agreement between HCMFA and the Registrant with respect to Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

	(7)		Investment Advisory Agreement dated February 27, 2015 between HCMFA and the Registrant with respect to HFR Equity Hedge ETF, HFR Global ETF, HFR Event-Driven ETF and S&P AAA CLO ETF filed herein.

(e)	(1)

Distribution Agreement dated March 31, 2014 between Highland Capital Funds Distributor, Inc. (“HCFD”) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

(i)

Amended Schedule A dated July 1, 2014 to Distribution Agreement between HCFD and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

(2)

Form of Selling Group Agreement is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 30, 2009.

	(3)		Distribution Agreement dated September 25, 2012 between SEI Investments Distribution Co. and the Registrant is filed herein.

		(i)	Amendment No. 1 dated December 17, 2012 to Distribution Agreement between SEI Investments Distribution Co. and the Registrant with respect to Senior Loan ETF is filed herein.

		(ii)	Amendment No. 2 dated August 11, 2015 to Distribution Agreement between SEI Investments Distribution Co. and the Registrant with respect to Senior Loan ETF, HFR

Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF is filed herein.

(f)			Not applicable.

(g)	(1)

Master Custodian Agreement dated October 1, 2012 between State Street Bank and Trust Company (“State Street”) and the Registrant with respect to Senior Loan ETF, Long/Short Equity Fund, Long/Short Healthcare Fund and Floating Rate Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(i)

Notice to Master Custodian Agreement between State Street and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

		(ii)	Notice to Master Custodian Agreement between State Street and the Registrant with respect to HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF is filed herein.

(h)	(1)

Administration Services Agreement dated December 4, 2006 between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(i)

Amendment No. 1 dated June 6, 2008 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 16, 2008.

(ii)

Revised Exhibit A dated May 2, 2008 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(2)

Administration Agreement dated September 25, 2012 between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

		(i)	Amendment No. 1 dated December 17, 2012 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF is filed herein.

		(ii)	Amendment No. 2 dated January 22, 2013 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF is filed herein.

		(iii)	Amendment No. 3 dated March 1, 2015 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF is filed herein.

(iv)

Amendment No. 4 dated May 1, 2015 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF, HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF is filed herein.

(3)

Form of Authorized Participant Agreement with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(4)

Transfer Agency and Services Agreement dated October 1, 2012 between State Street and the Registrant with respect to Senior Loan ETF, HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF is incorporated herein by reference to Post-

Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(i)	Notice to Transfer Agency and Services Agreement between State Street and the Registrant with respect to HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF is filed herein.

(5)

Master Sub-Administration Agreement dated January 7, 2013 between State Street and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time) is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(6)

Transfer Agency and Service Agreement dated December 26, 2012 between Boston Financial Data Services, Inc. (“BFDS”) and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time), is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(i)

Amendment to Transfer Agency and Service Agreement dated July 31, 2014 between BFDS and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time) is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

(7)

Securities Lending and Service Agreement dated March 4, 2013 between State Street and Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(8)		Expense Limitation and Recoupment Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of the Floating Rate Opportunities Fund is filed herein.

(9)		Expense Limitation and Recoupment Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of Senior Loan ETF is filed herein.

(10)		Expense Limitation and Recoupment Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of the Opportunistic Credit Fund is filed herein.

(11)

Amended and Restated Credit Agreement dated June 3, 2011 between State Street and Registrant on behalf of Floating Rate Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(12)

Line of Credit Agreement dated May 24, 2013 between State Street and Registrant on behalf of Long/Short Equity Fund, Long/Short Healthcare Fund and Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(i)

Amendment No. 5 dated August 31, 2015 to Line of Credit Agreement between State Street and the series of the Registrant listed on Appendix I thereto (as Appendix I may be amended from time to time) is filed herein.

(13)

Master Administration Agreement dated January 7, 2013 between State Street and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time) is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

	(i)	Notice to Master Administration Agreement between State Street and the series of the Registrant listed on Schedule A is incorporated herein by reference to Post-Effective

		Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

(i)	(1)

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Equity Fund is incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

	(2)

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)

Opinion of Ropes & Gray LLP with respect to Floating Rate Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

	(4)

Opinion of Ropes & Gray LLP with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(5)

Opinion of Ropes & Gray LLP with respect to Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

	(6)

Opinion of Dechert LLP with respect to Highland HFR Global ETF, Highland HFR Event-Driven ETF, Highland HFR Equity Hedge ETF and Highland S&P AAA CLO ETF is incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on May 28, 2015.

(j)	(1)	Consents of Independent Registered Public Accounting Firms are filed herein.

	(2)

Power of Attorney dated December 14, 2007 is incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 21, 2007.

	(3)

Power of Attorney dated March 2, 2011 incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

	(4)

Power of Attorney dated December 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, File No.333-132400, filed on March 21, 2014.

(k)		Not applicable.

(l)

Initial Capital Agreement dated November 20, 2006 between HCMFA and the Registrant on behalf of Long/Short Equity Fund is incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

(m)	(1)

Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Equity Fund is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

	(2)

Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)

Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Floating Rate Opportunities Fund and Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

	(4)

Form of Rule 12b-1 Distribution Plan relating to Shares of Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(n)	(1)

Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Equity Fund is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

	(2)

Rule 18f-3 Multi-Class Plan relating to Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

	(3)

Rule 18f-3 Multi-Class Plan relating to Floating Rate Opportunities Fund and Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

(o)		Reserved.

(p)	(1)

Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14, File No. 333-172618, filed on April 15, 2011.

	(2)

Joint Code of Ethics of HCMFA and HCFD adopted as of August 28, 2014 is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

	(3)

Code of Ethics of SEI Investments Distribution Co., Distributor for Senior Loan ETF dated October 3, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Section 4.2 of the Registrant’s Agreement and Declaration of Trust provides as follows:

(a) Highland Funds I (the “Trust”) hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Section 6 of each Investment Advisory Agreement with the Adviser provides as follows:

(a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1)

no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 19 of the Underwriting Agreement with Highland Capital Funds Distributor, Inc. (the “Distributor”) provides as follows:

(a) The Funds agree to indemnify and hold harmless the Distributor and each of their directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the grounds that a registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public a Fund (as from time to time amended) included an alleged untrue statement of a material fact or alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act, or any other statute or the common law. However, the Fw1d does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of a Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the particular Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any litigation or proceeding and retain counsel, the Distributor, officers or directors or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any litigation or proceeding, it will reimburse the Distributor, officers or directors or controlling person(s), or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers, directors or controlling person(s) in connection with the issuance or sale of any of the Shares.

(b) The Distributor also covenants and agrees that it will indemnify and hold harmless the Funds and each of their officers, trustees and each person, if any, who control a Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of: (i) any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its employees; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, or statement of additional information (as from time to time amended) included an alleged untrue statement of a material fact or an alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading , insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of a Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against a Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement. In the event that the Distributor elects to assume the defense of any litigation or proceeding and retain counsel, the Fund or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any litigation or proceeding, it will reimburse the Fund, officers or controlling person(s), or any other defendant(s) in the litigation or proceeding covered by the indemnification set forth in this Agreement, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify a Fund promptly of the commencement of any litigation or proceeding against it, its officers, its directors or its controlling person(s) in connection with the Fund and sale of any of the Shares.

Section 12 of the Administration Agreement with HCMFA provides as follows:

(a) The Trust agrees to indemnify and hold harmless HCMFA and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which HCMFA takes (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral Instructions or Written Instructions; provided, however, neither HCMFA nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of HCMFA’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the Trust shall not be liable to HCMFA or its affiliates for any consequential, special or indirect losses or damages which HCMFA or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Trust.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds.

Item 31. Business and Other Connections of the Investment Adviser and Investment Sub-Advisers

(a) The description of the business of HCMFA, the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of HCMFA is set forth in its Form ADV, as filed with the SEC through the Investment Adviser Registration Depository (IARD) on September 21, 2015 (CRD No. 149653) and as amended through the date hereof, and is incorporated herein by reference.

(b) Highland Capital Healthcare Advisors, L.P. (“HCHA”), Acis Capital Management, L.P., NexPoint Advisors, L.P., Highland Capital Management, L.P. (“HCM”), Granite Bay Advisors, L.P., Falcon E&P Opportunities GP, LLC and NexPoint Real Estate Advisors, L.P., each with its principal place of business located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, are registered investment advisers affiliated with HCMFA.

The following persons are officers of the general partner of HCHA, Highland Capital Healthcare Advisors GP, LLC:

(1)	James D. Dondero, President
(2)	Thomas Surgent, Chief Compliance Officer
(3)	Mark Okada, Vice President
(4)	Frank Waterhouse, Treasurer

The following person is an officer of Acis Capital Management, L.P., Granite Bay Advisors, L.P., Falcon E&P Opportunities GP, LLC and NexPoint Real Estate Advisors, L.P.:

(1)	Thomas Surgent, Chief Compliance Officer

The following persons are officers of the general partner of NexPoint Advisors, L.P., NexPoint Advisors GP, LLC:

(1)	Brian Mitts, Executive Vice President
(2)	Jason Post, Chief Compliance Officer
(3)	James Dondero, President
(4)	Frank Waterhouse, Treasurer
(5)	Ethan Powell, Secretary

The following persons are officers of the general partner of HCM, Strand Advisors, Inc.:

(1)	James Dondero, President
(2)	Mark Okada, Chief Investment Officer and Executive Vice President
(3)	Scott Ellington, Secretary, Chief Legal Officer and General Counsel
(4)	Thomas Surgent, Chief Compliance Officer
(5)	Frank Waterhouse, Chief Financial Officer and Treasurer
(6)	Josh Terry, Assistant Secretary
(7)	Trey Parker, Assistant Secretary

The following persons are officers of NexPoint Real Estate Advisors, L.P.:

(1)	James Dondero, President
(2)	Scott Ellington, General Counsel and Secretary
(3)	Brian Mitts, Executive Vice President
(4)	Matt McGraner, Executive Vice President
(5)	Frank Waterhouse, Treasurer
(6)	Dustin Norris, Assistant Treasurer

Item 32. Principal Underwriter

(a) HCFD serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Highland Funds I (certain series)

Highland Funds II

SEI Investments Distribution Co. (“SEI”) serves as principal underwriter for the following investment companies under the Investment Company Act of 1940, as amended:

SEI Daily Income Trust

SEI Liquid Asset Trust

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

SEI Institutional Investments Trust

City National Rochdale Funds (f/k/a CNI Charter Funds)

Causeway Capital Management Trust

ProShares Trust

Community Capital Trust (f/k/a Community

Reinvestment Act Qualified Investment Fund)

TD Asset Management USA Funds

SEI Structured Credit Fund, LP

Wilshire Mutual Funds, Inc.
Wilshire Variable Insurance Trust
Global X Funds
ProShares Trust II
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)
Schwab Strategic Trust
RiverPark Funds Trust
Adviser Managed Trust Fund
Huntington Strategy Shares
New Covenant Funds
Cambria ETF Trust
Highland Funds I (certain series)
KraneShares Trust
LocalShares Investment Trust
SEI Insurance Products Trust
KP Funds
The Advisors’ Inner Circle Fund III

J.P. Morgan Exchange-Traded Fund Trust
O’Connor EQUUS
Winton Series Trust
SEI Catholic Values Trust

SEI Hedge Fund SPC
SEI Energy Debt Fund
Winton Diversified Opportunities Fund

SEI provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b) HCFD’s main business address is 200 Crescent Court, Suite 700, Dallas, Texas 75201. The following is a list of the managers and officers of HCFD:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Brad Ross Brian Mitts Thomas Surgent	President Chief Financial Officer & Treasurer Chief Compliance Officer	President Treasurer (Principal Accounting Officer and Principal Financial Officer) Chief Compliance Officer

SEI’s main business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The following is a list of the directors and officers of SEI:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
William Doran	Director	None
Edward Loughlin	Director	None
Wayne Withrow	Director	None
Kevin Barr	Director, President and Chief Executive Officer	None
Maxine Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None
John Munch	General Counsel & Secretary	None
Mark Held	Senior Vice President	None
John Coary	Vice President & Assistant Secretary	None
Lori White	Vice President & Assistant Secretary	None
Judith Hirx	Vice President	None
Jason McGhin	Vice President	None
Gary Michael Reese	Vice President	None
Robert Silvestri	Vice President	None

(c) Not applicable.

Item 33. Location of Accounts and Records

(1)	Boston Financial Data Services Inc., 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534 (records relating to its function as transfer agent).
(2)	Highland Capital Funds Distributor, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as distributor).

(3)	State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor Boston, Massachusetts 02116 (records relating to its function as custodian, administrator and sub-administrator).
(4)	Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as adviser and as administrator).
(5)	SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as distributor).
(6)	SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as administrator).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 64 under the Securities Act and Amendment No. 67 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 28th day of October, 2015.

By:	/s/ Ethan Powell
Ethan Powell Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ethan Powell Ethan Powell	Trustee, Executive Vice President and Principal Executive Officer	October 28, 2015

/s/ Timothy K. Hui* Timothy K. Hui	Trustee	October 28, 2015

/s/ Dr. Bob Froehlich** Dr. Bob Froehlich	Trustee	October 28, 2015

/s/ John Honis** John Honis	Trustee	October 28, 2015

/s/ Bryan A. Ward* Bryan A. Ward	Trustee	October 28, 2015

/s/ Brian Mitts Brian Mitts	Secretary, Principal Financial Officer and Principal Accounting Officer	October 28, 2015

* By:	/s/ Ethan Powell
Ethan Powell
Attorney in Fact**

October 28, 2015

*Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

**Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 21, 2014.

Exhibit Index

Exhibit No.
(d)	(2)		Management Fee Waiver Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of Long/Short Equity Fund

(d)	(7)		Investment Advisory Agreement dated February 27, 2015 between HCMFA and the Registrant with respect to HFR Equity Hedge ETF, HFR Global ETF, HFR Event-Driven ETF and S&P AAA CLO ETF

(e)	(3)		Distribution Agreement dated September 25, 2012 between SEI Investments Distribution Co. and the Registrant

(e)	(3)	(i)	Amendment No. 1 dated December 17, 2012 to Distribution Agreement between SEI Investments Distribution Co. and the Registrant with respect to Senior Loan ETF

(e)	(3)	(ii)	Amendment No. 2 dated August 11, 2015 to Distribution Agreement between SEI Investments Distribution Co. and the Registrant with respect to Senior Loan ETF, HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF

(g)	(1)	(ii)	Notice to Master Custodian Agreement between State Street and the Registrant with respect to HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF

(h)	(2)	(i)	Amendment No. 1 dated December 17, 2012 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF

(h)	(2)	(ii)	Amendment No. 2 dated January 22, 2013 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF

(h)	(2)	(iii)	Amendment No. 3 dated March 1, 2015 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF

(h)	(2)	(iv)	Amendment No. 4 dated May 1, 2015 to the Administration Agreement between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF, HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF

(h)	(4)	(i)	Notice to Transfer Agency and Services Agreement between State Street and the Registrant with respect to HFR Global ETF, HFR Event-Driven ETF, HFR Equity Hedge ETF and S&P AAA CLO ETF

(h)	(8)		Expense Limitation and Recoupment Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of the Floating Rate Opportunities Fund

(h)	(9)		Expense Limitation and Recoupment Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of Senior Loan ETF

(h)	(10)		Expense Limitation and Recoupment Agreement dated October 28, 2015 between HCMFA and the Registrant on behalf of Opportunistic Credit Fund

(h)	(12)	(i)	Amendment No. 5 to Line of Credit Agreement between State Street and the series of the Registrant listed on Appendix I

(j)	(1)		Consents of Independent Registered Public Accounting Firms